As Filed with the U.S. Securities and Exchange Commission on February 28, 2019
1933 Act File No. 33-64872
1940 Act File No. 811-7820

UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
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FORM N-1A
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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 107	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 107	☒
(Check appropriate box or boxes.)
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American Century Capital Portfolios, Inc.
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4500 MAIN STREET, KANSAS CITY, MISSOURI 64111 (Address of Principal Executive Offices) (Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (816) 531-5575

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111 (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: March 1, 2018

It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)
☒	on March 1, 2019 at 8:30 a.m. Central time pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on [Date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

March 1, 2019

American Century Investments
Prospectus

Global Real Estate Fund
Investor Class (ARYVX)
I Class (ARYNX)
Y Class (ARYYX)
A Class (ARYMX)
C Class (ARYTX)
R Class (ARYWX)
R5 Class (ARYGX)
R6 Class (ARYDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request.
You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	3
Principal Risks	3
Fund Performance	4
Portfolio Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
Objectives, Strategies and Risks	6
Management	8
Investing Directly with American Century Investments	10
Investing Through a Financial Intermediary	12
Additional Policies Affecting Your Investment	17
Share Price and Distributions	21
Taxes	23
Multiple Class Information	25
Financial Highlights	26
Appendix A	A-1

© 2019 American Century Proprietary Holdings, Inc. All rights reserved.

Fund Summary
Investment Objective
The fund seeks high total investment return through a combination of capital appreciation and current income.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts is available from your financial professional and in Calculation of Sales Charges on page 13 of the fund’s prospectus, Appendix A of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	I	Y	A	C	R	R5	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None	None¹	1.00%	None	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	I	Y	A	C	R	R5	R6
Management Fee[2]	1.11%	0.91%	0.76%	1.11%	1.11%	1.11%	0.91%	0.76%
Distribution and Service (12b-1) Fees	None	None	None	0.25%	1.00%	0.50%	None	None
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.11%	0.91%	0.76%	1.36%	2.11%	1.61%	0.91%	0.76%

[1]	Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.

[2]	The management fee has been restated to reflect the decrease in the management fee schedule effective August 1, 2018.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, and that you earn a 5% return each year. The example assumes that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases of Investor, I or Y Class shares of the fund, which are not reflected in the example.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$113	$353	$612	$1,351
I Class	$93	$291	$504	$1,120
Y Class	$78	$243	$423	$943
A Class	$706	$982	$1,278	$2,115
C Class	$215	$662	$1,135	$2,438
R Class	$164	$509	$877	$1,909
R5 Class	$93	$291	$504	$1,120
R6 Class	$78	$243	$423	$943
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable

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account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 169% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the fund invests at least 80% of its net assets in equity securities issued by real estate investment trusts (REITs) and other companies engaged in the real estate industry (collectively, real estate securities). A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. The portfolio managers consider a company to be engaged in the real estate industry if at least 50% of its revenues or 50% of the market value of its assets at the time the securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate. The portfolio managers look for real estate securities they believe will provide superior returns, focusing on companies with the potential for stock price appreciation, plus sustainable growth of cash flow to investors. The portfolio managers use the following investment techniques to construct the portfolio: 1) top down investment research, 2) property sector research that allows the managers to allocate assets among securities with exposure to different segments of the real estate market, 3) bottom up fundamental stock research, and 4) benchmark sensitive portfolio construction that reflects the property sectors and regions, and the individual weights thereof, of the FTSE EPRA/NAREIT Global Index, part of the FTSE EPRA/NAREIT Global Real Estate Index Series. Of these techniques, the portfolio managers place particular emphasis on property sector research. These techniques also help the portfolio managers sell the stocks of companies whose fundamentals are no longer attractively priced. Because the fund’s investment strategy is concentrated in real estate securities, the fund may hold a relatively small number of security positions compared to other funds that hold securities in a broader range of industries.
The fund invests primarily in equity securities of companies located in developed countries world-wide (including the United States), but may also invest in emerging markets. Under normal market conditions, the fund will invest at least 40% (unless the portfolio managers deem market conditions unfavorable, in which case the fund would invest at least 30%) of its assets in securities of issuers located outside the United States. The fund will allocate its assets among at least three different countries (one of which may be the United States).
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. This may cause higher transaction costs and may affect performance. It may also result in the realization and distribution of capital gains.
Principal Risks

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Real Estate Investing Risk  — An investment in the fund may be subject to many of the same risks as a direct investment in real estate. These risks include changes in economic conditions, interest rates, property values, property tax increases, overbuilding and increased competition, environmental contamination, zoning and natural disasters. This is due to the fact that the value of the fund’s investments may be affected by the value of the real estate owned by the companies in which it invests. To the extent the fund invests in companies that make loans to real estate companies, the fund also may be subject to interest rate risk and credit risk.

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REITs Risk — Investments in REITs are subject to credit risk and interest rate risk with respect to the loans made by the REITs in which the fund invests. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Interest rate risk is the risk that a change in the prevailing interest rate will cause the value of the loan portfolio held by the REIT to rise or fall.

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Concentration Risk  — Because the fund concentrates its investments in real estate securities, it may be subject to greater risks and market fluctuations than a portfolio investing in a broader range of industries.

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Foreign Securities Risk  — The fund invests in foreign securities, which can be riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

•	Emerging Markets Risk — Investing in securities of companies located in emerging market countries generally is riskier than investing in securities of companies located in foreign developed countries.

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Currency Risk — Because the fund invests in securities denominated in foreign currencies, the fund is subject to currency risk, meaning that the fund could experience losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

•	Market Risk — The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

•	Price Volatility Risk — The value of the fund’s shares may fluctuate significantly in the short term.

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Redemption Risk — The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss, increase the fund’s transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets.

•	Principal Loss Risk — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

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An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.
Calendar Year Total Returns
Highest Performance Quarter (1Q 2012): 12.70% Lowest Performance Quarter (4Q 2016): -7.38%

Average Annual Total Returns For the calendar year ended December 31, 2018	1 year	5 years	Since Inception	Inception Date
Investor Class Return Before Taxes	-6.54%	3.88%	5.01%	04/29/2011
Return After Taxes on Distributions	-7.84%	2.30%	3.42%	04/29/2011
Return After Taxes on Distributions and Sale of Fund Shares	-3.72%	2.35%	3.26%	04/29/2011
I Class Return Before Taxes	-6.36%	4.09%	5.22%	04/29/2011
Y Class[1] Return Before Taxes	-6.14%	4.25%	4.11%	04/10/2017
A Class Return Before Taxes	-12.16%	2.41%	3.94%	04/29/2011
C Class Return Before Taxes	-7.38%	2.87%	3.97%	04/29/2011
R Class Return Before Taxes	-6.91%	3.37%	4.50%	04/29/2011
R5 Class[2] Return Before Taxes	-6.27%	4.10%	5.23%	04/10/2017
R6 Class Return Before Taxes	-6.14%	4.27%	4.13%	07/26/2013
FTSE EPRA/NAREIT Global Index (reflects no deduction for fees, expenses or taxes)	-6.37%	4.50%	4.43%	04/29/2011
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	-9.42%	4.26%	5.40%	04/29/2011
1 Historical performance for the Y Class prior to its inception is based on the performance of R6 Class shares, which have the same expenses as the Y Class shares. Since inception performance for the Y Class is based on the R6 Class inception date.
2 Historical performance for the R5 Class prior to its inception is based on the performance of I Class shares, which have the same expenses as the R5 Class shares. Since inception performance for the R5 Class is based on the I Class inception date.

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The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Steven R. Brown, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2011.
Steven Rodriguez, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2011.
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for Investor, A, C and R Classes, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.
The minimum initial investment amount for the I Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you have an aggregate investment in the American Century family of funds of $10 million or more ($5 million for endowments and foundations). This includes accounts held directly with American Century and those held through a financial intermediary.
There is no minimum initial investment amount for Y, R5 or R6 Class shares.
For the Investor, A, C, R, R5 and R6 Classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. Employer-sponsored retirement plans are not eligible to invest in the I or Y Class.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services for investments in all classes except the Y and R6 Classes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Objectives, Strategies and Risks
What is the fund’s investment objective?
The fund seeks high total investment return through a combination of capital appreciation and current income.
What are the fund’s principal investment strategies?
Under normal market conditions, the fund invests at least 80% of its net assets in equity securities issued by real estate investment trusts (REITs) and other companies engaged in the real estate industry. The fund may change this 80% policy only upon 60 days’ prior written notice to shareholders. A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. The portfolio managers consider a company to be engaged in the real estate industry if at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate. The portfolio managers look for real estate securities they believe will provide superior returns. The portfolio managers attempt to focus the fund’s investments on real estate companies and REITs with the potential for stock price appreciation, plus sustainable growth of cash flow to investors.

Equity securities include common stock, preferred stock, and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.

Some REITs, called equity REITs, buy real estate, and investors receive income from the rents received and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies, and receive income from interest paid on those loans. There are also hybrid REITs, which engage in both owning real estate and making loans. If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.
The portfolio managers use the following investment techniques to construct the portfolio: 1) top down investment research, 2) property sector research that allows the portfolio managers to allocate assets among securities with exposure to different segments of the real estate market, 3) bottom up fundamental stock research, and 4) benchmark sensitive portfolio construction that reflects the property sectors and regions, and the individual weights thereof, of the FTSE EPRA/NAREIT Global Index, part of the FTSE EPRA/NAREIT Global Real Estate Index Series. Of these investment techniques, the portfolio managers place particular emphasis on property sector research. Company level research is focused on earnings, net asset value per share and a quantitative assessment of management strategy. These techniques also help the portfolio managers sell the stocks of companies whose fundamentals are no longer attractively priced. Because the fund’s investment strategy is concentrated in real estate securities, it may hold a relatively small number of security positions compared to other funds that hold securities in a broader range of industries.
The portfolio managers evaluate each company’s ability to generate earnings over an earnings cycle, not just for the next one or two years. The portfolio managers focus research efforts on determining the normalized earnings and earnings growth of a company, from which they determine if the company’s current price fully reflects its long-term value.
The fund’s assets will be invested primarily in equity securities of issuers located in developed countries world-wide (including the United States). When the portfolio managers believe it is prudent, a portion of the fund’s assets may be invested in equity securities of issuers located in emerging markets. The portfolio managers consider countries other than those on the developed countries list to be emerging market countries. Under normal market conditions, the fund will invest at least 40% (unless the portfolio managers deem market conditions unfavorable, in which case the fund would invest at least 30%) of its assets in securities of issuers located outside of the United States. The fund will allocate its assets among at least three different countries (one of which may be the United States).

The fund considers a security to be a developed country security if its issuer is located in the following developed countries list, which is subject to change: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

In determining where a company is located, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.
In addition to investing the fund’s assets based on the factors described above, the portfolio managers believe that it is important to allocate the fund’s holdings across different countries and geographical regions in an effort to manage the risks of a global portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.
In the event of exceptional market or economic conditions, the fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies. To the extent the fund assumes a defensive position, it may not achieve its investment objective.

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The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher portfolio turnover rate may indicate higher transaction costs and may affect the fund’s performance. Higher portfolio turnover also may result in the realization and distribution of capital gains, including short-term capital gains.
A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.
What are the principal risks of investing in the fund?
An investment in the fund may be subject to many of the same risks as a direct investment in real estate. This is due to the fact that the value of the fund’s investments may be affected by the value of the real estate owned by the companies in which it invests. These risks include changes in economic conditions, interest rates, property values, property tax increases, overbuilding and increased competition, environmental contamination, zoning and natural disasters.
Because the fund concentrates its investments in real estate securities, it may be subject to greater risks and market fluctuations than a fund representing a broader range of industries. In addition, market performance tends to be cyclical and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund’s style, the fund’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.
To the extent the fund invests in mortgage REITs, it will be subject to credit risk and interest rate risk with respect to the loans made by the REITs in which the fund invests. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Interest rate risk is the risk that a change in the prevailing interest rate will cause the value of the loan portfolio held by the REIT to rise or fall. Generally, when interest rates rise, the value of the loan portfolio will decline. The opposite is true when interest rates decline. The degree to which interest rate changes affect the fund’s performance varies and is related to the specific characteristics of the loan portfolios of the mortgage REITs in which the fund invests.
The fund invests in foreign securities, which is generally riskier than investing in U.S. securities. These additional risks include fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.
In addition, investments in foreign countries are subject to currency risk, meaning that because a portion of the fund’s investments are denominated in foreign currencies, the fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.
Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. Those countries also may lack the legal, business and social framework to support securities markets.
The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions and investor confidence.
The value of the fund’s shares may fluctuate significantly in the short term.
The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets. Although the advisor seeks to minimize the impact of such transactions where possible, the fund’s performance may be adversely affected.
At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

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Management
Who manages the fund?
The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.
The Board of Directors
The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the directors are independent of the fund’s advisor. They are not employees, directors or officers of, and have no financial interest in, the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds), and they do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act of 1940.
The Investment Advisor
The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.
The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.
For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating that fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The difference in unified management fees among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. For all classes other than the Y and R6 Classes, the advisor may pay unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2018	Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
Global Real Estate	1.11%	0.91%	0.76%	1.11%	1.11%	1.11%	0.91%	0.76%
A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s annual report to shareholders dated October 31, 2018 .
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objectives and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Steven R. Brown
Mr. Brown, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2011. He joined American Century Investments in 2008 as a portfolio manager. He has a bachelor’s degree in economics and an MBA in finance from New York University Stern School of Business.
Steven Rodriguez
Mr. Rodriguez, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2011. He joined American Century Investments in 2009 as an Investment Analyst and became a portfolio manager in 2013. He has a bachelor’s degree in economics and a Master of Accounting from the University of Michigan.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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Fundamental Investment Policies
Shareholders must approve any change to the fundamental investment policies contained in the statement of additional information, as well as any change to the investment objective of the fund. The Board of Directors and/or the advisor may change any other policies or investment strategies described in this prospectus or otherwise used in the operation of the fund at any time, subject to applicable notice provisions.

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Investing Directly with American Century Investments
Services Automatically Available to You
Most accounts automatically have access to the services listed under Ways to Manage Your Account when the account is opened. If you have questions about the services that apply to your account type, please call us.
Generally, once your account is established, any registered owner (including those on jointly owned accounts) or any trustee (including those on trust accounts with multiple trustees), or any authorized signer on business accounts with multiple authorized signers, may transact business by any of the methods described below. American Century reserves the right to require all owners or trustees or authorized signers to act together, at our discretion.
Account Maintenance Fee
If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee as soon as administratively possible. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com. Regardless of whether you manage your account online, you may request a paper copy of the prospectus, statement of additional information, or annual report free of charge.

Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases
Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918

•	Your American Century Investments account number and fund name

•	Your name

•	The contribution year (for IRAs only)

•	Dollar amount
New Investors: To make a wire purchase into a new account, please complete an application or call us prior to wiring money.

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Ways to Manage Your Account
ONLINE
americancentury.com
Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Exchange shares from another American Century Investments account with an identical registration.
Make additional investments: Make an additional investment into an established American Century Investments account. If we do not have your bank information, you can add it.
Sell shares*: Redeem shares and choose whether the proceeds are electronically transferred to your authorized bank account or sent by check to your address of record.
* Online redemptions up to $25,000 per day per account.
IN PERSON
If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday

•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday; 8 a.m. to noon, Saturday

•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday
BY TELEPHONE
Investor Services Representative: 1-800-345-2021
Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533
Automated Information Line: 1-800-345-8765
Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Call or use our Automated Information Line (available only to Investor Class shareholders).
Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.
Sell shares: Call or use our Automated Information Line. The Automated Information Line redemptions are up to $25,000 per day per account and are available for Investor Class shareholders only.
BY MAIL OR FAX
Mail Address: P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 1-888-327-1998
Open an account: Send a signed, completed application and check or money order payable to American Century Investments.
Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another with an identical registration.
Make additional investments: Send your check or money order for at least $50 with an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.
Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.
AUTOMATICALLY
Open an account: Not available.
Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another with an identical registration.
Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.
Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

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Investing Through a Financial Intermediary
The fund may be purchased by participants in employer-sponsored retirement plans or through financial intermediaries that provide various administrative and distribution services.

Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.
Although each class of the fund’s shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.
Investor Class
Investor Class shares are available for purchase without sales charges or commissions but may be subject to account or transaction fees if purchased through financial intermediaries. These shares are available to investors in retail brokerage accounts, broker-dealer-sponsored fee-based advisory accounts, other advisory accounts where fees are charged, and employer-sponsored retirement plans.
I Class
I Class shares are available for purchase without sales charges or commissions by endowments, foundations, large institutional investors and financial intermediaries. Employer-sponsored retirement plans may not invest in I Class shares, except that plans invested in the I Class prior to April 10, 2017 may make additional purchases.
Y Class
Y Class shares are available for purchase without sales charges or commissions through financial intermediaries that offer fee based advisory programs. Y Class shares may be purchased or redeemed only through financial intermediaries that trade in omnibus accounts with American Century Investments.
A Class
A Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares carry an initial sales charge and an ongoing distribution and service (12b-1) fee that is used to compensate your financial professional. See Calculation of Sales Charges below for commission amounts received by financial professionals on the purchase of A Class shares. The sales charge decreases with the size of the purchase, and may be reduced or eliminated in certain situations. See Reductions and Waivers of Sales Charges for A Class and CDSC Waivers below for a full description of the breakpoints, reductions and waivers that may be available through financial intermediaries in certain types of accounts or products.
C Class
C Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares do not have an initial sales charge but carry an ongoing distribution and service (12b-1) fee. Except as noted below, the commission paid to your financial professional for purchases of C Class shares is 1.00% of the amount invested, and the shares have a contingent deferred sales charge (CDSC) when redeemed within one year of purchase. Your financial professional does not receive the distribution and service (12b-1) fee until the CDSC period has expired (it is retained by the distributor). See CDSC Waivers below for a full description of the waivers that may be available. C Class shares automatically convert to A Class shares 10 years after purchase.
R Class
R Class shares do not carry a sales charge or commissions, but they have an ongoing distribution and service (12b-1) fee. R Class shares are available for purchase through certain employer-sponsored retirement plans. R Class shares also may be available for certain other accounts through financial intermediaries who have an agreement with us to offer the R Class in certain products. Additionally, IRA accounts in R Class shares established through financial intermediaries prior to August 1, 2006, may make additional purchases. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, except that investors in such plans with accounts in R Class shares established prior to March 1, 2009, may make additional purchases, and certain intermediaries may have agreements with us to offer R Class shares in such plans as described above.
R5 and R6 Class
R5 and R6 Class shares are available for purchase without sales charges or commissions by participants in certain employer-sponsored retirement plans. R5 and R6 Class shares may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants.

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Calculation of Sales Charges
The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the website. From the description of A or C Class shares, a hyperlink will take you directly to this disclosure.
The availability of the sales charge reductions and waivers discussed below will depend upon whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of these reductions or waivers.  Please refer to Appendix A for information provided by certain financial intermediaries regarding their sales charge waiver or discount policies that are applicable to investors transacting in fund shares through such financial intermediary.
A Class
A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%
$10,000,000 or more	0.00%	0.00%	0.25%
There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a deferred sales charge of 1.00% of the lower of the original purchase price or the current value at redemption, subject to the exceptions listed below. No sales charge applies to reinvested dividends. No dealer commission will be paid to your financial professional for purchases by certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
Reductions and Waivers of Sales Charges for A Class
You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated.
You and your immediate family (which includes your spouse or domestic partner and children, step-children, parents or step-parents of you, your spouse or domestic partner) may combine investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including account assets invested in Qualified Tuition Programs under Section 529) to reduce your A Class sales charge in the following ways:
Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts

•	Solely controlled business accounts

•	Single-participant retirement plans

•	Endowments or foundations established and controlled by you or an immediate family member
For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.
Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.
Rights of Accumulation. You may take into account the current value of your existing holdings, less any commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.

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Letter of Intent. A Letter of Intent allows you to combine all purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge, except for purchases in the A or C Class of money market funds. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.
Waivers for Certain Investors. The sales charge on A Class shares may be waived for:

•
Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members, which includes their spouse or domestic partner and children or step-children, parents or step-parents of them, their spouse or domestic partner) having selling agreements with the advisor or distributor

•
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•
Purchases in accounts of financial intermediaries that have entered into a selling agreement with American Century Investments that allows for the waiver of the sales charge in brokerage accounts that may or may not charge a transaction fee

•	Current officers, directors or employees of American Century Investments

•
Certain group employer-sponsored retirement plans, where plan level or omnibus accounts are held with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. However, SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information.

•
Purchases of additional shares in accounts that held shares of an Advisor Class fund that was renamed A Class on either September 4, 2007, December 3, 2007 or March 1, 2010. However, if you close your account or if you transfer your account to another financial intermediary, future purchases of A Class shares of a fund may not receive a sales charge waiver.

An investor who receives a sales charge waiver for purchases of fund shares through a financial intermediary may become ineligible to receive such waiver if the nature of the investor’s relationship with and/or the services it receives from the financial intermediary changes. Please consult with your financial professional for further details.
C Class
C Class shares are sold at their net asset value without an initial sales charge. If you purchase shares through a financial intermediary who receives a commission from the fund’s distributor on the purchase and redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.
American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including account assets invested in Qualified Tuition Programs under Section 529) in accounts held by you and your immediate family members (which includes your spouse or domestic partner and children, step-children, parents or step-parents of you, your spouse or domestic partner). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.
C Class shares automatically convert to A Class shares after being held for 10 years. The automatic conversion will be executed in the month following the 10-year anniversary of the purchase date for such C Class shares without any sales charge, fee or other charges. The conversion from C Class shares is not considered a taxable event for Federal income tax purposes. After the conversion, shares will be subject to all features and expenses of A Class shares.
Calculation of Contingent Deferred Sales Charge (CDSC)
To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).
CDSC Waivers
Any applicable CDSC for the A or C Classes may be waived in the following cases:

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•	redemptions through systematic withdrawal plans not exceeding annually 12% of the lesser of the original purchase cost or current market value

•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

•	distributions from IRAs due to attainment of age 59½ for C Class shares

•	required minimum distributions from retirement accounts upon reaching age 70½

•	tax-free returns of excess contributions to IRAs

•	redemptions due to death or post-purchase disability

•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only

•	if no dealer commission was paid to the financial intermediary on the purchase for any other reason
Reinstatement Privilege
Within 90 days of a redemption, dividend payment or capital gains distribution of any A Class shares, you may reinvest all or a portion of the proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You may use the privilege only once per account. This privilege may only be invoked by the original account owner to reinvest shares in an account with the same registration as the account from which the redemption or distribution originated. This privilege does not apply to systematic or automatic transactions, including, for example, automatic purchases, withdrawals and payroll deductions. If you wish to use this reinvestment privilege, you or your financial professional must provide written notice to American Century Investments.
Employer-Sponsored Retirement Plans
Certain group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers are eligible to purchase Investor, A, C, R, R5 and R6 Class shares. Employer-sponsored retirement plans are not eligible to purchase I or Y Class shares. However, employer-sponsored retirement plans that were invested in the I Class prior to April 10, 2017 may make additional purchases. For more information regarding employer-sponsored retirement plan types, please refer to Buying and Selling Fund Shares in the statement of additional information. A and C Class purchases are available at net asset value with no dealer commission paid to the financial professional, and do not incur a CDSC. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. American Century Investments does not impose minimum initial investment amount, plan size or participant number requirements by class for employer-sponsored retirement plans; however, financial intermediaries or plan recordkeepers may require plans to meet different requirements.
Exchanging Shares
You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100

•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange
For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.
Moving Between Share Classes and Accounts
You may move your investment between share classes (within the same fund or between different funds) in certain circumstances deemed appropriate by American Century Investments. You also may move investments held in certain accounts to a different type of account if you meet certain criteria. Please contact your financial professional for more information about moving between share classes or account types.
Buying and Selling Shares Through a Financial Intermediary
Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements

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•	exchange policies

•	fund choices

•	cutoff time for investments

•	trading restrictions
In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.
The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.
If you submit a transaction request through a financial intermediary that does not have a selling agreement with us, or if the financial intermediary’s selling agreement does not cover the type of account or share class requested, we may reject or cancel the transaction without prior notice to you or the intermediary.
Investor, I and Y Class shares may also be available on brokerage platforms of financial intermediaries that have agreements with American Century Investments to offer such shares solely when acting as an agent for the shareholder.  A shareholder transacting in Investor, I or Y Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.  Shares of the fund are available in other share classes that have different fees and expenses.
See Additional Policies Affecting Your Investment for more information about investing with us.

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Additional Policies Affecting Your Investment
Eligibility for Investor Class Shares
The fund’s Investor Class shares are available for purchase directly from American Century Investments and through the following types of products, programs or accounts offered by financial intermediaries:

•	self-directed accounts on transaction-based platforms that may or may not charge a transaction fee

•	employer-sponsored retirement plans

•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts

•	insurance products and bank/trust products where fees are being charged
The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.
Minimum Initial Investment Amounts for Investor, A, C and R Classes
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Investors opening accounts through financial intermediaries may open an account with $250, but the financial intermediaries may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based advisory accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000 [1]
Employer-sponsored retirement plans [2]	No minimum

[1]	The minimum initial investment for shareholders investing through financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.

[2]	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
Subsequent Purchases
There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.
Eligibility for I Class Shares
The I Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Employer-sponsored retirement plans may not invest in I Class shares, except that plans invested in the I Class prior to April 10, 2017 may make additional purchases.
Minimum Initial Investment Amounts for I Class
The minimum initial investment amount is generally $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you have an aggregate investment in the American Century family of funds of $10 million or more ($5 million for endowments and foundations). This includes accounts held directly with American Century and those held through a financial intermediary. American Century Investments also may waive the minimum initial investment in other situations it deems appropriate.
American Century Investments may permit an intermediary to waive the initial minimum per shareholder as provided in Buying and Selling Fund Shares in the statement of additional information.
Eligibility for Y Class Shares
Y Class shares are available for purchase without sales charges or commissions through financial intermediaries that offer fee based advisory programs. Y Class shares may be purchased or redeemed only through financial intermediaries that trade in omnibus accounts with American Century Investments. Y Class shares may not be purchased by shareholders investing through employer-sponsored retirement plans or individuals investing directly with American Century Investments.
Minimum Initial Investment Amounts for Y Class
There is no minimum initial investment amount or subsequent investment amount for Y Class shares, but financial intermediaries may require different investment minimums.

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Eligibility for R5 and R6 Class Shares
The fund’s R5 and R6 Class shares are generally available only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. To be eligible, plan level or omnibus accounts must be held on the books of the fund. R6 Class shares also are available to funds of funds advised by American Century and unaffiliated funds of funds sold primarily to the employer-sponsored retirement plan market.
R5 and R6 Class shares are not available to retail accounts, traditional or Roth IRAs, SEP IRAs, SIMPLE IRAs, SARSEPs or Coverdell education savings accounts.
Minimum Initial Investment Amounts for R5 and R6 Classes
There is no minimum initial investment amount or subsequent investment amount for R5 or R6 Class shares, but financial intermediaries or plan recordkeepers may require plans to meet different investment minimums.
Redemptions
Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order. If you sell C or, in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above.
Generally, we expect to remit your redemption proceeds to you one business day after we process your transaction. However, we reserve the right to delay delivery of redemption proceeds for up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within seven days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. We may also require a signature guarantee for redemptions in other situations, as described below. If you change your bank information, we may impose a seven-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.
Additionally, if you are age 65 or older, or if we have reason to believe you have a mental or physical impairment that renders you unable to protect your own interest, we may temporarily delay the disbursement of redemption proceeds from your account if we believe that you have been the victim of actual or attempted financial exploitation. This temporary delay will be for an initial period of no more than 15 business days while we conduct an internal review of the facts and circumstances of the suspected financial exploitation. If our internal review supports our belief that actual or attempted financial exploitation has occurred or is occurring, we may extend the hold for up to 10 additional business days. At the expiration of the additional hold time, if we have not confirmed that exploitation has occurred, the proceeds will be released to you.
Under normal market conditions, the fund generally meets redemption requests through its holdings of cash or cash equivalents or by selling portfolio securities. However, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section. Additionally, the fund may consider interfund lending to meet redemption requests. The fund is more likely to use these other methods to meet large redemption requests or during times of market stress.
Special Requirements for Large Redemptions
If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. To the extent practicable, these securities will represent your pro rata share of the fund’s securities.
We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash. These securities remain subject to market risk until sold, and you may incur capital gains and/or losses when you sell the securities.
If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.
Redemption of Shares in Accounts Below Minimum
If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. Please note that shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period. You may incur tax liability as a result of the redemption. For I Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20 percentage points higher than the I Class.

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Small Distributions and Uncashed Distribution Checks
Generally, dividends and distributions cannot be paid by check for an amount less than $50. Any such amount will be automatically reinvested in additional shares. The fund reserves the right to reinvest any dividend or distribution amount you elect to receive by check if your check is returned as undeliverable or if you do not cash your check within six months. Interest will not accrue on the amount of your uncashed check. We will reinvest your check into your account at the NAV on the day of reinvestment. When reinvested, those amounts are subject to the risk of loss like any other fund investment. We also reserve the right to change your election to receive dividends and distributions in cash after a check is returned undeliverable or uncashed for the six month period, and we may automatically reinvest all future dividends and distributions at the NAV on the date of the payment.
Signature Guarantees
A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners;

•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account;

•	You are transferring ownership of an account over $100,000;

•	You change your address and request a redemption over $100,000 within seven days;

•	You request proceeds from redemptions, dividends, or distributions be sent to an address or financial institution differing from those on record; or

•	You make a redemption or other transaction request via telephone, and we are unable to verify your identity.
We reserve the right to require a signature guarantee for other transactions, or we may employ other security measures, such as signature comparison or notarized signature, at our discretion.
Canceling a Transaction
American Century Investments will use its best efforts to honor your request to revoke a transaction instruction if your revocation request is received prior to the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. Eastern time) on the trade date of the transaction.  Once processing has begun, or the NYSE has closed on the trade date, the transaction can no longer be canceled.   Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.
Frequent Trading Practices
Frequent trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of frequent trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by frequent trading if the additional trading costs are significant.
Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.
American Century Investments uses a variety of techniques to monitor for and detect frequent trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of frequent trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.
Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be frequent trading if the sale is made:

•	within seven days of the purchase, or

•	within 30 days of the purchase, if it happens more than once per year.
To the extent practicable, we try to use the same approach for defining frequent trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

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The frequent trading limitations do not apply to the following types of transactions:

•	purchases of shares through reinvested distributions (dividends and capital gains);

•	redemption of shares to pay fund or account fees;

•	CheckWriting redemptions;

•	redemptions requested following the death of a registered shareholder;

•	transactions through automatic purchase or redemption plans;

•	transfers and re-registrations of shares within the same fund;

•	shares exchanged from one share class to another within the same fund;

•	transactions by 529 college savings plans and funds of funds (however shareholders of American Century’s funds of funds are subject to the limitations); and

•	reallocation or rebalancing transactions in broker-dealer sponsored fee-based wrap and advisory programs.
For shares held in employer-sponsored retirement plans, generally only participant-directed exchange transactions are subject to the frequent trading restrictions. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, or SARSEPs.
In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.
American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties and restrictions may not be applied uniformly in all cases.
Your Responsibility for Unauthorized Transactions
American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting additional identifying information, requiring personalized security codes or other information online, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.
A Note About Mailings to Shareholders
To reduce the amount of mail you receive from us, we generally deliver a single copy of fund documents (like shareholder reports, proxies and prospectuses) to investors who share an address, even if their accounts are registered under different names. Investors who share an address may also receive account-specific documents (like statements) in a single envelope. If you prefer to receive your documents addressed individually, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.
Right to Change Policies
We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. In accordance with applicable law, we also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

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Share Price and Distributions
Share Price
American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of each fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

The net asset value, or NAV, of each class of the fund is the current value of the class’s assets, minus any liabilities, divided by the number of shares of the class outstanding.
The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last reported sale price as of the time of valuation. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding official close price or last sale price of such securities on the foreign exchange where primarily traded or at the time the fund’s NAV is determined, if that foreign exchange is open later than the NYSE. The value of any security or other asset denominated in a currency other than U.S. dollars is then converted to U.S. dollars at the prevailing foreign exchange rate at the time the fund’s NAV is determined. Securities that are neither listed on a securities exchange or traded over the counter may be priced using the mean of the bid and asked prices obtained from an independent broker who is an established market maker in the security. The fund may use third party pricing services to assist in the determination of market value.
If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;

•	a debt security has been declared in default; or

•	trading in a security has been halted during the trading day.
If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.
The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.
With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies), the fund’s NAV will be calculated based upon the NAVs of such registered investment companies. These registered investment companies are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.
Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.
Distributions
Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

Capital gains are increases in the values of capital assets, such as stocks or bonds, from the time the assets are purchased.
The fund generally expects to pay distributions from net income and capital gains, if any, once a year in December. It may make more frequent distributions if necessary to comply with Internal Revenue Code provisions.
You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

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Generally, participants in tax-deferred retirement plans reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

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Taxes
Some of the tax consequences of owning shares of a fund will vary depending on whether you own them through a taxable or tax-deferred account. Distributions by a fund of dividend and interest income, capital gains and other income it has generated through its investment activities will generally be taxable to shareholders who hold shares in a taxable account. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.
Tax-Deferred Accounts
If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.
Taxable Accounts
If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.
If you invest through a taxable account, you may be able to claim a foreign tax credit for any foreign income taxes paid by the fund. In order to qualify for this tax credit, certain requirements must be satisfied. Please consult the statement of additional information for a more complete discussion of the tax consequences of owning shares of the fund.
Taxability of Distributions
Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed at the same rates as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period and the stock was not on loan at the time of the dividend.

The fund does not expect a significant portion of its distributions to be derived from qualified dividend income. The tax character of any distributions from capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund or whether you reinvest your distributions or take them in cash. Short-term (one year or less) capital gains are taxable as ordinary income. Gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains.
If a fund’s distributions exceed current and accumulated earning and profits, such excess will generally be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.
For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax character of fund distributions for each calendar year in an annual tax mailing.
If you meet specified income levels, you will also be subject to a 3.8% Medicare contribution tax which is imposed on net investment income, including interest, dividends and capital gains. Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.
Taxes on Transactions
Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.
If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

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Buying a Dividend
Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.
The risk in buying a dividend is that a fund’s portfolio may build up taxable income and gains throughout the period covered by a distribution, as income is earned and securities are sold at a profit. The fund distributes the income and gains to you, after subtracting any losses, even if you did not own the shares when the income was earned or the gains occurred.
If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the income earned or the gains realized in the fund’s portfolio.
Note on Tax Reporting
If you invest in other American Century Investments funds, you may receive tax reporting documents (such as Forms 1099-B, 1099-DIV, 1099-INT and 1099-R, if applicable) for such other funds prior to receiving the 1099-DIV or 1099-B for the fund. The separate mailing of these forms for the fund allows American Century Investments additional time to incorporate necessary information related to its investments in REITs. Since a portion of the dividends paid by REITs may represent a return of capital to the fund, such distributions may result in a portion of the fund’s distributions being classified as a return of capital. REITs typically do not indicate what proportion of their dividends represent a return of capital in time to allow American Century Investments to include complete and accurate tax forms at the same time that tax forms are mailed for its other funds. Although distributions classified as returns of capital (which are listed as “nontaxable distributions” on Form 1099-DIV) are not taxable to you, these distributions reduce the cost basis of your investment in the fund and affect information contained on the 1099-B.

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Multiple Class Information
The fund offers multiple classes of shares. The classes have different fees, expenses, eligibility requirements and/or minimum investment requirements. Different fees and expenses will affect performance.
Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges ; (e) the I Class may provide for conversion from that class into shares of the Investor Class of the same fund; and (f) the C Class provides for automatic conversion from that class into shares of the A Class of the same fund after 10 years.
Service, Distribution and Administrative Fees
Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The fund’s A Class, C Class and R Class each have a 12b-1 plan. The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for C Class, and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.
Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.
American Century Investments does not pay any fees to financial intermediaries on Y or R6 Class shares.

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Financial Highlights
Understanding the Financial Highlights
The table on the next page itemizes what contributed to the changes in share price during the most recently ended fiscal period. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old).
On a per-share basis, the table includes as appropriate

•	share price at the beginning of the period

•	investment income and capital gains or losses

•	distributions of income and capital gains paid to investors

•	share price at the end of the period
The table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions

•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets

•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets

•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period
The Financial Highlights that follow have been audited by Deloitte & Touche LLP. The Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report, which is available upon request.

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Global Real Estate Fund

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$11.80	0.20	(0.35)	(0.15)	(0.40)	—	(0.40)	$11.25	(1.39)%	1.11%	1.18%	1.67%	1.60%	169%	$44,274
2017	$11.45	0.25	0.58	0.83	(0.48)	—	(0.48)	$11.80	7.71%	1.13%	1.21%	2.22%	2.14%	201%	$68,825
2016	$11.62	0.15	0.01	0.16	(0.33)	—	(0.33)	$11.45	1.50%	1.16%	1.21%	1.31%	1.26%	250%	$67,798
2015	$12.03	0.17	0.02	0.19	(0.45)	(0.15)	(0.60)	$11.62	1.70%	1.20%	1.21%	1.39%	1.38%	248%	$72,769
2014	$11.54	0.13	0.88	1.01	(0.37)	(0.15)	(0.52)	$12.03	9.29%	1.20%	1.20%	1.15%	1.15%	275%	$69,207
I Class
2018	$11.81	0.21	(0.33)	(0.12)	(0.43)	—	(0.43)	$11.26	(1.18)%	0.91%	0.98%	1.87%	1.80%	169%	$14,216
2017	$11.47	0.25	0.59	0.84	(0.50)	—	(0.50)	$11.81	7.83%	0.93%	1.01%	2.42%	2.34%	201%	$6,782
2016	$11.63	0.18	0.02	0.20	(0.36)	—	(0.36)	$11.47	1.79%	0.96%	1.01%	1.51%	1.46%	250%	$2,826
2015	$12.05	0.19	0.02	0.21	(0.48)	(0.15)	(0.63)	$11.63	1.83%	1.00%	1.01%	1.59%	1.58%	248%	$4,325
2014	$11.56	0.15	0.88	1.03	(0.39)	(0.15)	(0.54)	$12.05	9.50%	1.00%	1.00%	1.35%	1.35%	275%	$8,848
Y Class
2018	$11.81	0.21	(0.32)	(0.11)	(0.43)	—	(0.43)	$11.27	(1.04)%	0.76%	0.83%	2.02%	1.95%	169%	$4,346
2017(3)	$11.09	0.13	0.59	0.72	—	—	—	$11.81	6.49%	0.78%(4)	0.86%(4)	1.99%(4)	1.91%(4)	201%(5)	$5
A Class
2018	$11.79	0.17	(0.35)	(0.18)	(0.37)	—	(0.37)	$11.24	(1.64)%	1.36%	1.43%	1.42%	1.35%	169%	$2,002
2017	$11.44	0.24	0.56	0.80	(0.45)	—	(0.45)	$11.79	7.44%	1.38%	1.46%	1.97%	1.89%	201%	$2,882
2016	$11.60	0.12	0.03	0.15	(0.31)	—	(0.31)	$11.44	1.33%	1.41%	1.46%	1.06%	1.01%	250%	$16,651
2015	$12.02	0.13	0.02	0.15	(0.42)	(0.15)	(0.57)	$11.60	1.35%	1.45%	1.46%	1.14%	1.13%	248%	$21,275
2014	$11.53	0.11	0.87	0.98	(0.34)	(0.15)	(0.49)	$12.02	9.02%	1.45%	1.45%	0.90%	0.90%	275%	$16,601
C Class
2018	$11.73	0.08	(0.35)	(0.27)	(0.28)	—	(0.28)	$11.18	(2.42)%	2.11%	2.18%	0.67%	0.60%	169%	$2,360
2017	$11.38	0.14	0.58	0.72	(0.37)	—	(0.37)	$11.73	6.65%	2.13%	2.21%	1.22%	1.14%	201%	$3,606
2016	$11.55	0.03	0.02	0.05	(0.22)	—	(0.22)	$11.38	0.47%	2.16%	2.21%	0.31%	0.26%	250%	$7,282
2015	$11.96	0.05	0.02	0.07	(0.33)	(0.15)	(0.48)	$11.55	0.73%	2.20%	2.21%	0.39%	0.38%	248%	$7,197
2014	$11.47	0.02	0.88	0.90	(0.26)	(0.15)	(0.41)	$11.96	8.12%	2.20%	2.20%	0.15%	0.15%	275%	$5,428
R Class
2018	$11.78	0.14	(0.35)	(0.21)	(0.34)	—	(0.34)	$11.23	(1.90)%	1.61%	1.68%	1.17%	1.10%	169%	$150
2017	$11.43	0.18	0.60	0.78	(0.43)	—	(0.43)	$11.78	7.17%	1.63%	1.71%	1.72%	1.64%	201%	$122
2016	$11.59	0.10	0.02	0.12	(0.28)	—	(0.28)	$11.43	1.07%	1.66%	1.71%	0.81%	0.76%	250%	$106
2015	$12.01	0.11	0.01	0.12	(0.39)	(0.15)	(0.54)	$11.59	1.08%	1.70%	1.71%	0.89%	0.88%	248%	$245
2014	$11.52	0.08	0.87	0.95	(0.31)	(0.15)	(0.46)	$12.01	8.74%	1.70%	1.70%	0.65%	0.65%	275%	$382

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2018	$11.81	0.22	(0.34)	(0.12)	(0.42)	—	(0.42)	$11.27	(1.15)%	0.91%	0.98%	1.87%	1.80%	169%	$5
2017(3)	$11.10	0.12	0.59	0.71	—	—	—	$11.81	6.40%	0.93%(4)	1.01%(4)	1.84%(4)	1.76%(4)	201%(5)	$5
R6 Class
2018	$11.82	0.23	(0.33)	(0.10)	(0.45)	—	(0.45)	$11.27	(1.02)%	0.76%	0.83%	2.02%	1.95%	169%	$1,401
2017	$11.47	0.31	0.56	0.87	(0.52)	—	(0.52)	$11.82	8.09%	0.78%	0.86%	2.57%	2.49%	201%	$877
2016	$11.64	0.19	0.01	0.20	(0.37)	—	(0.37)	$11.47	1.86%	0.81%	0.86%	1.66%	1.61%	250%	$7,938
2015	$12.06	0.18	0.04	0.22	(0.49)	(0.15)	(0.64)	$11.64	1.99%	0.85%	0.86%	1.74%	1.73%	248%	$7,145
2014	$11.57	0.17	0.88	1.05	(0.41)	(0.15)	(0.56)	$12.06	9.67%	0.85%	0.85%	1.50%	1.50%	275%	$28

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through October 31, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

Appendix A
The information in this Appendix is part of, and incorporated into, the fund’s prospectus.
Financial Intermediary Sales Charge Reduction and Waiver Information
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (CDSC) waivers, which are set forth below. In all instances, it is the investor’s responsibility to notify the fund or the applicable financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
Sales Charge Reductions and Waivers Available through Merrill Lynch
Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end Sales Load Waivers on A Class Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from C Class (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or trustees of the fund, and employees of the fund’s investment advisor or any of its affiliates, as described in this prospectus

•
Shares purchased from the proceeds of redemptions within the American Century Investments family of mutual funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.

•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

A-1

Sales Charge Reductions and Waivers Available through Ameriprise Financial
The following information applies to A Class shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial.
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an advisory or similar share class for such investment advisory program is not available).

•
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an advisory or similar share class for such investment advisory program is not available).

•
Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the American Century Investments family of mutual funds).

•
Shares exchanged from C Class shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of C Class shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the American Century Investments family of mutual funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Sales Charge Reductions and Waivers available through Morgan Stanley Wealth Management
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to A Class shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•
C Class (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to A Class shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the American Century Investments family of mutual funds, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the American Century Investments fund family).

A-2

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•
Shares purchased from the proceeds of redemptions within the American Century Investments fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the fund’s C Class shares will have their shares converted at net asset value to A Class shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC waivers on A and C Class shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.
Front -end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus.

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of American Century Investments fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible American Century Investments fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

A-3

Notes

Notes

Notes

Where to Find More Information
Annual and Semiannual Reports
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders dated October 31, 2018 .
Statement of Additional Information (SAI)
The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.
You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.
The Securities and Exchange Commission (SEC)
Reports and other information about the fund are available on the EDGAR database on the SEC’s website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

American Century Investments americancentury.com
Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419385 Kansas City, Missouri 64141-6385 1-800-345-6488

Investment Company Act File No. 811-07820
CL-PRS-91761    1903

March 1, 2019

American Century Investments
Prospectus

NT Global Real Estate Fund
Investor Class (ANREX)
G Class (ANRHX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request.
You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

The fund is available for purchase only by funds and collective investment trusts advised by American Century Investments. The fund is closed to other investors.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	2
Principal Risks	3
Fund Performance	3
Portfolio Management	4
Purchase and Sale of Fund Shares	4
Tax Information	4
Objectives, Strategies and Risks	5
Management	7
Investing with American Century Investments	9
Share Price and Distributions	10
Taxes	12
Multiple Class Information	14
Financial Highlights	15

© 2019 American Century Proprietary Holdings, Inc. All rights reserved.

Fund Summary
Investment Objective
The fund seeks high total investment return through a combination of capital appreciation and current income.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	G
Management Fee[1]	1.11%	0.76%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	1.11%	0.76%
Fee Waiver	None	0.76%²
Total Annual Fund Operating Expenses After Fee Waiver	1.11%	0.00%

[1]	The management fee has been restated to reflect the decrease in the management fee schedule effective August 1, 2018.

[2]
The advisor has agreed to waive the G Class’s management fee in its entirety. The advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, and that you earn a 5% return each year. The example also assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$113	$353	$612	$1,351
G Class	$0	$0	$0	$0
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 178% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the fund invests at least 80% of its net assets in equity securities issued by real estate investment trusts (REITs) and other companies engaged in the real estate industry (collectively, real estate securities). A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. The portfolio managers consider a company to be engaged in the real estate industry if at least 50% of its revenues or 50% of the market value of its assets at the time the securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate. The portfolio managers look for real estate securities they believe will provide superior returns, focusing on companies with the potential for stock price appreciation, plus sustainable growth of cash flow to investors. The portfolio managers use the following investment techniques to construct the portfolio: 1) top down investment research, 2) property sector research that allows the managers to allocate assets among securities with exposure to different segments of the real estate market, 3) bottom up fundamental stock research, and 4) benchmark sensitive portfolio construction that reflects the property sectors and regions, and the individual weights thereof, of the FTSE EPRA/NAREIT Global Index, part of the FTSE EPRA/NAREIT Global Real Estate Index Series. Of these techniques, the portfolio managers place particular emphasis on property sector research. These techniques also help the portfolio managers sell the stocks of companies whose fundamentals are no longer attractively priced. Because the fund’s investment strategy is concentrated in real estate securities, the fund may hold a relatively small number of security positions compared to other funds that hold securities in a broader range of industries.
The fund invests primarily in equity securities of companies located in developed countries world-wide (including the United States), but may also invest in emerging markets. Under normal market conditions, the fund will invest at least 40% (unless the portfolio managers deem market conditions unfavorable, in which case the fund would invest at least 30%) of its assets in securities of issuers

2

located outside the United States. The fund will allocate its assets among at least three different countries (one of which may be the United States).
The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) or the Bloomberg Industry Classification Standard (BICS) for the tobacco industry.
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. This may cause higher transaction costs and may affect performance. It may also result in the realization and distribution of capital gains.
Principal Risks

•
Real Estate Investing Risk — An investment in the fund may be subject to many of the same risks as a direct investment in real estate. These risks include changes in economic conditions, interest rates, property values, property tax increases, overbuilding and increased competition, environmental contamination, zoning and natural disasters. This is due to the fact that the value of the fund’s investments may be affected by the value of the real estate owned by the companies in which it invests. To the extent the fund invests in companies that make loans to real estate companies, the fund also may be subject to interest rate risk and credit risk.

•
REITs Risk — Investments in REITs are subject to credit risk and interest rate risk with respect to the loans made by the REITs in which the fund invests. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Interest rate risk is the risk that a change in the prevailing interest rate will cause the value of the loan portfolio held by the REIT to rise or fall.

•
Concentration Risk — Because the fund concentrates its investments in real estate securities, it may be subject to greater risks and market fluctuations than a portfolio investing in a broader range of industries.

•
Foreign Securities Risk — The fund invests in foreign securities, which can be riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

•	Emerging Markets Risk — Investing in securities of companies located in emerging market countries generally is riskier than investing in securities of companies located in foreign developed countries.

•
Currency Risk — Because the fund invests in securities denominated in foreign currencies, the fund is subject to currency risk, meaning that the fund could experience losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

•	Market Risk — The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

•	Price Volatility Risk — The value of the fund’s shares may fluctuate significantly in the short term.

•	Tobacco Exclusion Risk — The fund’s prohibition on tobacco-related investments may cause it to forego profitable investment opportunities.

•
Redemption Risk — The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss, increase the fund’s transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets.

•	Principal Loss Risk — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

3

Calendar Year Total Returns
Highest Performance Quarter (4Q 2017): 4.58% Lowest Performance Quarter (4Q 2016): -7.37%

Average Annual Total Returns For the calendar year ended December 31, 2018	1 year	Since Inception	Inception Date
Investor Class Return Before Taxes	-6.48%	0.45%	03/19/2015
Return After Taxes on Distributions	-7.77%	-0.97%	03/19/2015
Return After Taxes on Distributions and Sale of Fund Shares	-3.78%	-0.24%	03/19/2015
G Class Return Before Taxes	-5.45%	1.00%	03/19/2015
FTSE EPRA/NAREIT Global Index (reflects no deduction for fees, expenses or taxes)	-6.37%	1.56%	03/19/2015
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	-9.41%	3.81%	03/19/2015
The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Steven R. Brown, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since the fund’s inception in 2015.
Steven Rodriguez, Vice President and Portfolio Manager, has been a member of the team that manages the fund since the fund’s inception in 2015.
Purchase and Sale of Fund Shares
The fund is available for purchase only by funds and collective investment trusts advised by American Century Investments. The fund does not have a minimum purchase amount.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

4

Objectives, Strategies and Risks
What is the fund’s investment objective?
The fund seeks high total investment return through a combination of capital appreciation and current income.
The fund’s investment objective is a nonfundamental investment policy and may be changed by the Board of Directors without shareholder approval upon 60 days’ notice to shareholders.
What are the fund’s principal investment strategies?
Under normal market conditions, the fund invests at least 80% of its net assets, in equity securities issued by real estate investment trusts (REITs) and other companies engaged in the real estate industry. The fund may change this 80% policy only upon 60 days’ prior written notice to shareholders. A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. The portfolio managers consider a company to be engaged in the real estate industry if at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate. The portfolio managers look for real estate securities they believe will provide superior returns. The portfolio managers attempt to focus the fund’s investments on real estate companies and REITs with the potential for stock price appreciation, plus sustainable growth of cash flow to investors.

Equity securities include common stock, preferred stock, and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.
Some REITs, called equity REITs, buy real estate, and investors receive income from the rents received and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies, and receive income from interest paid on those loans. There are also hybrid REITs, which engage in both owning real estate and making loans. If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.
The portfolio managers use the following investment techniques to construct the portfolio: 1) top down investment research, 2) property sector research that allows the portfolio managers to allocate assets among securities with exposure to different segments of the real estate market, 3) bottom up fundamental stock research, and 4) benchmark sensitive portfolio construction that reflects the property sectors and regions, and the individual weights thereof, of the FTSE EPRA/NAREIT Global Index, part of the FTSE EPRA/NAREIT Global Real Estate Index Series. Of these investment techniques, the portfolio managers place particular emphasis on property sector research. Company level research is focused on earnings, net asset value per share and a quantitative assessment of management strategy. These techniques also help the portfolio managers sell the stocks of companies whose fundamentals are no longer attractively priced. Because the fund’s investment strategy is concentrated in real estate securities, it may hold a relatively small number of security positions compared to other funds that hold securities in a broader range of industries.
The portfolio managers evaluate each company’s ability to generate earnings over an earnings cycle, not just for the next one or two years. The portfolio managers focus research efforts on determining the normalized earnings and earnings growth of a company, from which they determine if the company’s current price fully reflects its long-term value.
The fund’s assets will be invested primarily in equity securities of issuers located in developed countries world-wide (including the United States). When the portfolio managers believe it is prudent, a portion of the fund’s assets may be invested in equity securities of issuers located in emerging markets. The portfolio managers consider countries other than those on the developed countries list to be emerging market countries. Under normal market conditions, the fund will invest at least 40% (unless the portfolio managers deem market conditions unfavorable, in which case the fund would invest at least 30%) of its assets in securities of issuers located outside of the United States. The fund will allocate its assets among at least three different countries (one of which may be the United States).

The fund considers a security to be a developed country security if its issuer is located in the following developed countries list, which is subject to change: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

In determining where a company is located, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.
In addition to investing the fund’s assets based on the factors described above, the portfolio managers believe that it is important to allocate the fund’s holdings across different countries and geographical regions in an effort to manage the risks of a global portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.
In the event of exceptional market or economic conditions, the fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies. To the extent the fund assumes a defensive position, it may not achieve its investment objective.

5

The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) or the Bloomberg Industry Classification Standard (BICS) for the tobacco industry. If the issuer of a security purchased by the fund is subsequently found to be classified in the tobacco industry (due to acquisition, merger or otherwise), the fund will sell the security as soon as reasonably possible.
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher portfolio turnover rate may indicate higher transaction costs and may affect the fund’s performance. Higher portfolio turnover also may result in the realization and distribution of capital gains, including short-term capital gains.
A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.
What are the principal risks of investing in the fund?
An investment in the fund may be subject to many of the same risks as a direct investment in real estate. This is due to the fact that the value of the fund’s investments may be affected by the value of the real estate owned by the companies in which it invests. These risks include changes in economic conditions, interest rates, property values, property tax increases, overbuilding and increased competition, environmental contamination, zoning and natural disasters.
Because the fund concentrates its investments in real estate securities, it may be subject to greater risks and market fluctuations than a fund representing a broader range of industries. In addition, market performance tends to be cyclical and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund’s style, the fund’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.
To the extent the fund invests in mortgage REITs, it will be subject to credit risk and interest rate risk with respect to the loans made by the REITs in which the fund invests. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Interest rate risk is the risk that a change in the prevailing interest rate will cause the value of the loan portfolio held by the REIT to rise or fall. Generally, when interest rates rise, the value of the loan portfolio will decline. The opposite is true when interest rates decline. The degree to which interest rate changes affect the fund’s performance varies and is related to the specific characteristics of the loan portfolios of the mortgage REITs in which the fund invests.
The fund invests in foreign securities, which is generally riskier than investing in U.S. securities. These additional risks include fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.
In addition, investments in foreign countries are subject to currency risk, meaning that because a portion of the fund’s investments are denominated in foreign currencies, the fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.
Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. Those countries also may lack the legal, business and social framework to support securities markets.
The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions and investor confidence.
The value of the fund’s shares may fluctuate significantly in the short term.
The fund is not permitted to invest in certain tobacco-related securities. As a result, the fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.
The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets. Although the advisor seeks to minimize the impact of such transactions where possible, the fund’s performance may be adversely affected.
At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

6

Management
Who manages the fund?
The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.
The Board of Directors
The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the directors are independent of the fund’s advisor. They are not employees, directors or officers of, and have no financial interest in, the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act of 1940.
The Investment Advisor
The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.
The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.
For the services it provides to the Investor Class of the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of such class. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating that fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The difference in unified management fees among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The advisor may pay unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.
The G Class of the fund is subject to a contractual unified management fee that the advisor waives in its entirety. However, the advisor does receive a management fee from funds or client advisory accounts that invest in the G Class of the fund.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2018	Investor Class	G Class
NT Global Real Estate	1.11%	0.00%
A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s annual report to shareholders dated October 31, 2018 .
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Steven R. Brown
Mr. Brown, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since the fund’s inception in 2015. He joined American Century Investments in 2008 as a portfolio manager. He has a bachelor’s degree in economics and an MBA in finance from New York University Stern School of Business.
Steven Rodriguez
Mr. Rodriguez, Vice President and Portfolio Manager, has been a member of the team that manages the fund since the fund’s inception in 2015. He joined American Century Investments in 2009 as an Investment Analyst and became a portfolio manager in 2013. He has a bachelor’s degree in economics and a Master of Accounting from the University of Michigan.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

7

Fundamental Investment Policies
Shareholders must approve any change to the fundamental investment policies contained in the statement of additional information. The Board of Directors and/or the advisor may change the fund’s investment objective and any other policies or investment strategies described in this prospectus or otherwise used in the operation of the fund at any time, subject to applicable notice provisions.

8

Investing with American Century Investments
Purchase of Fund Shares
The fund’s shares are available for purchase only by funds and collective investment trusts advised by American Century Investments. The fund does not have a minimum purchase amount.
Redemptions
Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order. Generally, we expect to remit redemption proceeds one business day after we process your transaction.
Under normal market conditions, the fund generally meets redemption requests through its holdings of cash or cash equivalents or by selling portfolio securities. However, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section. Additionally, the fund may consider interfund lending to meet redemption requests. The fund is more likely to use these other methods to meet large redemption requests or during times of market stress.
Special Requirements for Large Redemptions
If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. To the extent practicable, these securities will represent your pro rata share of the fund’s securities.
We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash. These securities remain subject to market risk until sold, and you may incur capital gains and/or losses when you sell the securities.
Frequent Trading Practices
Frequent trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of frequent trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by frequent trading if the additional trading costs are significant.
Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.
Because the fund is available for purchase only by funds and collective investment trusts advised by American Century Investments, we have determined that it is not necessary to monitor trading activity in the fund. Purchases and redemptions of shares by funds of funds are not subject to the frequent trading limitations under American Century Investments’ abusive trading policies and procedures.
Right to Change Policies
We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. In accordance with applicable law, we also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

9

Share Price and Distributions
Share Price
American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of each fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

The net asset value, or NAV, of each class of the fund is the current value of the class’s assets, minus any liabilities, divided by the number of shares of the class outstanding.
The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last current reported sale price as of the time of valuation. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the foreign exchange where primarily traded or at the time the fund’s NAV is determined, if that is earlier. That value is then converted to U.S. dollars at the prevailing foreign exchange rate. Securities listed on the NASDAQ National Market System (Nasdaq) are valued at the Nasdaq Official Closing Price (NOCP), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. Securities that are neither listed on a securities exchange or traded over the counter may be priced using the mean of the bid and asked prices obtained from an independent broker who is an established market maker in the security. The fund may use third party pricing services to assist in the determination of market value.
If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;

•	a debt security has been declared in default; or

•	trading in a security has been halted during the trading day.
If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.
The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.
With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies), the fund’s NAV will be calculated based upon the NAVs of such registered investment companies. These registered investment companies are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.
Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.
Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.
Distributions
Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

Capital gains are increases in the values of capital assets, such as stocks or bonds, from the time the assets are purchased.
The fund generally expects to pay distributions from net income and capital gains, if any, once a year in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.
You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

10

The fund may only be purchased by funds and collective investment trusts advised by American Century Investments. We generally reinvest all distributions unless otherwise elected to receive in cash.

11

Taxes
Some of the tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Distributions by the fund of dividend and interest income, capital gains and other income it has generated through its investment activities will generally be taxable to shareholders who hold shares in a taxable account. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.
Tax-Deferred Accounts
If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.
Taxable Accounts
If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.
If you invest through a taxable account, you may be able to claim a foreign tax credit for any foreign income taxes paid by the fund. In order to qualify for this tax credit, certain requirements must be satisfied. Please consult the statement of additional information for a more complete discussion of the tax consequences of owning shares of the fund.
Taxability of Distributions
Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed at the same rates as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period and the stock was not on loan at the time of the dividend.

The fund does not expect a significant portion of its distributions to be derived from qualified dividend income. The tax character of any distributions from capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund, or whether you reinvest your distributions or take them in cash. Short-term (one year or less) capital gains are taxable as ordinary income. Gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains.
If a fund’s distributions exceed current and accumulated earnings and profits, such excess will generally be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.
For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax character of fund distributions for each calendar year in an annual tax mailing.
If you meet specified income levels, you will also be subject to a 3.8% Medicare contribution tax which is imposed on net investment income, including interest, dividends and capital gains. Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.
Taxes on Transactions
Your redemptions-including exchanges to other American Century Investments funds-are subject to capital gains tax. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.
If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.

12

Buying a Dividend
Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.
The risk in buying a dividend is that a fund’s portfolio may build up taxable income and gains throughout the period covered by a distribution, as income is earned and securities are sold at a profit. The fund distributes the income and gains to you, after subtracting any losses, even if you did not own the shares when the income was earned or the gains occurred.
If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the income earned or the gains realized in the fund’s portfolio.

13

Multiple Class Information
The fund offers multiple classes of shares, which have different fees and expenses. Different fees and expenses will affect performance.
Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; and (d) each class may have different exchange privileges.

14

Financial Highlights
Understanding the Financial Highlights
The table on the next page itemizes what contributed to the changes in share price during the most recently ended fiscal period. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old).
On a per-share basis, the table includes as appropriate

•	share price at the beginning of the period

•	investment income and capital gains or losses

•	distributions of income and capital gains paid to investors

•	share price at the end of the period
The table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions

•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets

•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets

•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period
The Financial Highlights that follow have been audited by Deloitte & Touche LLP. The Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report, which is available upon request.

15

NT Global Real Estate Fund

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$9.79	0.16	(0.30)	(0.14)	(0.33)	$9.32	(1.45)%	1.11%	1.18%	1.66%	1.59%	178%	$109,781
2017	$9.49	0.20	0.48	0.68	(0.38)	$9.79	7.55%	1.13%	1.21%	2.09%	2.01%	211%	$108,683
2016	$9.57	0.13	0.01	0.14	(0.22)	$9.49	1.58%	1.16%	1.21%	1.30%	1.25%	264%	$102,125
2015(3)	$10.00	0.09	(0.52)	(0.43)	—	$9.57	(4.30)%	1.19%(4)	1.20%(4)	1.50%(4)	1.49%(4)	151%	$92,086
G Class
2018	$9.83	0.27	(0.30)	(0.03)	(0.39)	$9.41	(0.43)%	0.00%(5)	0.83%	2.77%	1.94%	178%	$282,481
2017	$9.50	0.24	0.48	0.72	(0.39)	$9.83	8.09%	0.66%	0.97%	2.56%	2.25%	211%	$326,857
2016	$9.59	0.14	0.01	0.15	(0.24)	$9.50	1.74%	0.96%	1.01%	1.50%	1.45%	264%	$262,612
2015(3)	$10.00	0.10	(0.51)	(0.41)	—	$9.59	(4.20)%	0.99%(4)	1.00%(4)	1.70%(4)	1.69%(4)	151%	$240,740

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	March 19, 2015 (fund inception) through October 31, 2015.

(4)	Annualized.

(5)	Ratio was less than 0.005%.

Notes

Notes

Where to Find More Information
Annual and Semiannual Reports
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders dated October 31, 2018 .
Statement of Additional Information (SAI)
The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.
You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the address or telephone numbers listed below or by contacting your financial intermediary.
The Securities and Exchange Commission (SEC)
Reports and other information about the fund are available on the EDGAR database on the SEC’s website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

American Century Investments
americancentury.com

P.O. Box 419385
Kansas City, Missouri 64141-6385
1-800-345-3533 or 816-531-5575

Investment Company Act File No. 811-07820
CL-PRS-91106   1903

March 1, 2019

American Century Investments
Prospectus

Real Estate Fund
Investor Class (REACX)
I Class (REAIX)
Y Class (ARYEX)
A Class (AREEX)
C Class (ARYCX)
R Class (AREWX)
R5 Class (ARREX)
R6 Class (AREDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request.
You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	3
Principal Risks	3
Fund Performance	3
Portfolio Management	4
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
Objectives, Strategies and Risks	6
Management	8
Investing Directly with American Century Investments	10
Investing Through a Financial Intermediary	12
Additional Policies Affecting Your Investment	17
Share Price and Distributions	21
Taxes	23
Multiple Class Information	25
Financial Highlights	26
Appendix A	A-1

© 2019 American Century Proprietary Holdings, Inc. All rights reserved.

Fund Summary
Investment Objective
The fund seeks high total investment return through a combination of capital appreciation and current income.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in American Century Investments funds. More information about these and other discounts is available from your financial professional and in Calculation of Sales Charges on page 12 of the fund’s prospectus, Appendix A of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	I	Y	A	C	R	R5	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None	None¹	1.00%	None	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	I	Y	A	C	R	R5	R6
Management Fee	1.15%	0.95%	0.80%	1.15%	1.15%	1.15%	0.95%	0.80%
Distribution and Service (12b-1) Fees	None	None	None	0.25%	1.00%	0.50%	None	None
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.15%	0.95%	0.80%	1.40%	2.15%	1.65%	0.95%	0.80%

[1]	Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases of Investor, I or Y Class shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$117	$366	$634	$1,397
I Class	$97	$303	$526	$1,166
Y Class	$82	$256	$445	$990
A Class	$710	$993	$1,297	$2,157
C Class	$219	$674	$1,155	$2,479
R Class	$168	$521	$898	$1,953
R5 Class	$97	$303	$526	$1,166
R6 Class	$82	$256	$445	$990
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 148% of the average value of its portfolio.

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Principal Investment Strategies
Under normal market conditions, the fund invests at least 80% of its net assets in equity securities issued by real estate investment trusts (REITs) and other companies engaged in the real estate industry (collectively, real estate securities). A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. The portfolio managers consider a company to be engaged in the real estate industry if, at least 50% of its revenues or 50% of the market value of its assets at the time the securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate. The portfolio managers look for real estate securities they believe will provide superior returns, focusing on companies with the potential for stock price appreciation, plus sustainable growth of cash flow to investors.
The portfolio managers use the following investment techniques to help construct the portfolio: 1) top down investment research, 2) property sector research that allows the managers to allocate assets among securities with exposure to different segments of the real estate market, 3) bottom up fundamental stock research, and 4) benchmark sensitive portfolio construction that reflects the securities that comprise, and the individual weights within, the MSCI US REIT Index. Of these techniques, the portfolio managers place particular emphasis on property sector research. These techniques also help the portfolio managers sell the stocks of companies whose fundamentals are no longer attractively priced.
Because the fund is nondiversified and its investment strategy is concentrated in real estate securities, the fund may hold a relatively small number of security positions compared to other diversified funds that hold securities in a broader range of industries.
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. This may cause higher transaction costs and may affect performance. It may also result in the realization and distribution of capital gains.
Principal Risks

•
Real Estate Investing Risk  — An investment in the fund may be subject to many of the same risks as a direct investment in real estate. These risks include changes in economic conditions, interest rates, property values, property tax increases, overbuilding and increased competition, environmental contamination, zoning and natural disasters. This is due to the fact that the value of the fund’s investments may be affected by the value of the real estate owned by the companies in which it invests. To the extent the fund invests in companies that make loans to real estate companies, the fund also may be subject to interest rate risk and credit risk.

•
REITs Risk — Investments in REITs are subject to credit risk and interest rate risk with respect to the loans made by the REITs in which the fund invests. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Interest rate risk is the risk that a change in the prevailing interest rate will cause the value of the loan portfolio held by the REIT to rise or fall.

•
Nondiversification Risk  — The fund is classified as nondiversified. A nondiversified fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund. This gives the managers the flexibility to hold large positions in a small number of securities. If so, a price change in any one of those securities may have greater impact on the fund’s share price than would be the case in a diversified fund.

•
Concentration Risk  — Because the fund concentrates its investments in real estate securities, it may be subject to greater risks and market fluctuations than a portfolio investing in a broader range of industries.

•	Market Risk — The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.

•	Price Volatility Risk — The value of the fund’s shares may fluctuate significantly in the short term.

•
Redemption Risk — The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss, increase the fund’s transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets.

•	Principal Loss Risk — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

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Calendar Year Total Returns
Highest Performance Quarter (3Q 2009): 33.22% Lowest Performance Quarter ( 1Q 2009 ): -32.85%

Average Annual Total Returns For the calendar year ended December 31, 2018	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return Before Taxes	-4.95%	7.07%	11.83%	—	09/21/1995
Return After Taxes on Distributions	-6.85%	5.38%	10.61%	—	09/21/1995
Return After Taxes on Distributions and Sale of Fund Shares	-1.95%	5.23%	9.50%	—	09/21/1995
I Class Return Before Taxes	-4.79%	7.28%	12.04%	—	06/16/1997
Y Class[1] Return Before Taxes	-4.61%	7.45%	—	5.64%	04/10/2017
A Class Return Before Taxes	-10.65%	5.55%	10.89%	—	10/06/1998
C Class Return Before Taxes	-5.91%	6.01%	10.72%	—	09/28/2007
R Class Return Before Taxes	-5.43%	6.53%	11.27%	—	09/28/2007
R5 Class[2] Return Before Taxes	-4.75%	7.29%	12.05%	—	04/10/2017
R6 Class Return Before Taxes	-4.65%	7.44%	—	5.64%	07/26/2013
MSCI U.S. REIT Index (reflects no deduction for fees, expenses or taxes)	-4.57%	7.79%	12.17%	—	—
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	13.11%	—	—

[1]
Historical performance for the Y Class prior to its inception is based on the performance of R6 Class shares, which have the same expenses as the Y Class shares. Since inception performance for the Y Class is based on the R6 Class inception date.

[2]
Historical performance for the R5 Class prior to its inception is based on the performance of I Class shares, which have the same expenses as the R5 Class shares. Since inception performance for the R5 Class is based on the I Class inception date.

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Steven R. Brown, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2008.

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Steven Rodriguez, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2009.
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($2,000 for Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for Investor, A, C and R Classes, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.
The minimum initial investment amount for the I Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you have an aggregate investment in the American Century family of funds of $10 million or more ($5 million for endowments and foundations). This includes accounts held directly with American Century and those held through a financial intermediary.
There is no minimum initial investment amount for Y, R5 or R6 Class shares.
For the Investor, A, C, R, R5 and R6 Classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. Employer-sponsored retirement plans are not eligible to invest in the I or Y Class.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services for investments in all classes except the Y and R6 Classes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Objectives, Strategies and Risks
What is the fund’s investment objective?
The fund seeks high total investment return through a combination of capital appreciation and current income.
What are the fund’s principal investment strategies?
Under normal market conditions, the fund invests at least 80% of its net assets in equity securities issued by real estate investment trusts (REITs) and other companies engaged in the real estate industry. The fund may change this 80% policy only upon 60 days’ prior written notice to shareholders. A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. The portfolio managers consider a company to be engaged in the real estate industry if at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the fund are attributed to the ownership, construction, management or sale of real estate. The portfolio managers look for real estate securities they believe will provide superior returns. The portfolio managers attempt to focus the fund’s investments on real estate companies and REITs with the potential for stock price appreciation, plus sustainable growth of cash flow to investors.

Equity securities include common stock, preferred stock, and equity-equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.
Some REITs, called equity REITs, buy real estate, and investors receive income from the rents received and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies, and receive income from interest paid on those loans. There are also hybrid REITs, which engage in both owning real estate and making loans. If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.
The portfolio managers use the following investment techniques to help construct the portfolio: 1) top down investment research, 2) property sector research that allows the portfolio managers to allocate assets among securities with exposure to different segments of the real estate market, 3) bottom up fundamental stock research, and 4) benchmark sensitive portfolio construction that reflects the securities that comprise, and the individual weights within, the MSCI US REIT Index. Of these investment techniques, the portfolio managers place particular emphasis on property sector research. Company level research is focused on earnings, net asset value per share and a quantitative assessment of management strategy. These techniques also help the portfolio managers sell the stocks of companies whose fundamentals are no longer attractively priced. Because the fund’s investment strategy is nondiversified and is concentrated in real estate securities, it may hold a relatively small number of security positions compared to other diversified funds that hold securities in a broader range of industries.
The portfolio managers evaluate each company’s ability to generate earnings over an earnings cycle, not just for the next one or two years. The portfolio managers focus research efforts on determining the normalized earnings and earnings growth of a company, from which they determine if the company’s current price fully reflects its long-term value.
When the managers believe it is prudent, the fund may invest a portion of its assets in foreign securities when these securities meet the portfolio managers’ standards of selection.
In the event of exceptional market or economic conditions, the fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies. To the extent the fund assumes a defensive position, it may not achieve its investment objective.
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher portfolio turnover rate may indicate higher transaction costs and may affect the fund’s performance. Higher portfolio turnover also may result in the realization and distribution of capital gains, including short-term capital gains.
A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.
What are the principal risks of investing in the fund?
An investment in the fund may be subject to many of the same risks as a direct investment in real estate. This is due to the fact that the value of the fund’s investments may be affected by the value of the real estate owned by the companies in which it invests. These risks include changes in economic conditions, interest rates, property values, property tax increases, overbuilding and increased competition, environmental contamination, zoning and natural disasters.
Because the fund concentrates its investments in real estate securities, it may be subject to greater risks and market fluctuations than a fund representing a broader range of industries. In addition, market performance tends to be cyclical and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund’s style, the fund’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.
To the extent the fund invests in mortgage REITs, it will be subject to credit risk and interest rate risk with respect to the loans made by the REITs in which the fund invests. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Interest rate risk is the risk that a change in the prevailing interest rate will cause the value of the loan portfolio held by the REIT to rise or fall. Generally, when interest rates rise, the value of the loan portfolio will

6

decline. The opposite is true when interest rates decline. The degree to which interest rate changes affect the fund’s performance varies and is related to the specific characteristics of the loan portfolios of the mortgage REITs in which the fund invests.
The fund is classified as nondiversified. Because it is nondiversified, it may hold large positions in a small number of securities. To the extent it maintains such positions, the price change in any one of those securities may have a greater impact on the fund’s share price than if it were diversified.
The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions and investor confidence.
The value of the fund’s shares may fluctuate significantly in the short term.
The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets. Although the advisor seeks to minimize the impact of such transactions where possible, the fund’s performance may be adversely affected.
At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

7

Management
Who manages the fund?
The Board of Directors, investment advisor and fund management team play key roles in the management of the fund.
The Board of Directors
The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the directors are independent of the fund’s advisor. They are not employees, directors or officers of, and have no financial interest in, the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds), and they do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act of 1940.
The Investment Advisor
The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.
The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.
For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating that fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The difference in unified management fees among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. For all classes other than the Y and R6 Classes, the advisor may pay unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.
The rate of the fee is determined by applying a formula that takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The use of strategy assets, rather than fund assets alone, in calculating the fund’s fee rate could allow the fund to realize scheduled cost savings more quickly. However, it is possible that the fund’s strategy assets will not include assets of other client accounts or that any such assets may not be sufficient to result in a lower fee rate.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2018	Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
Real Estate	1.15%	0.95%	0.80%	1.15%	1.15%	1.15%	0.95%	0.80%
A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s annual report to shareholders dated October 31, 2018 .
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objectives and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Steven R. Brown
Mr. Brown, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2008. He has a bachelor’s degree in economics and an MBA in finance from New York University Stern School of Business.

8

Steven Rodriguez
Mr. Rodriguez, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2009. He joined American Century Investments in 2009 as an Investment Analyst and became a portfolio manager in 2013. He has a bachelor’s degree in economics and a Master of Accounting from the University of Michigan.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.
Fundamental Investment Policies
Shareholders must approve any change to the fundamental investment policies contained in the statement of additional information, as well as any change to the investment objective of the fund. The Board of Directors and/or the advisor may change any other policies or investment strategies described in this prospectus or otherwise used in the operation of the fund at any time, subject to applicable notice provisions.

9

Investing Directly with American Century Investments
Services Automatically Available to You
Most accounts automatically have access to the services listed under Ways to Manage Your Account when the account is opened. If you have questions about the services that apply to your account type, please call us.
Generally, once your account is established, any registered owner (including those on jointly owned accounts) or any trustee (including those on trust accounts with multiple trustees), or any authorized signer on business accounts with multiple authorized signers, may transact business by any of the methods described below. American Century reserves the right to require all owners or trustees or authorized signers to act together, at our discretion.
Account Maintenance Fee
If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), we may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments twice per year, generally the last Friday in October and April. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $12.50 fee as soon as administratively possible. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com. Regardless of whether you manage your account online, you may request a paper copy of the prospectus, statement of additional information, or annual report free of charge.

Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases
Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)

•	American Century Investments bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918

•	Your American Century Investments account number and fund name

•	Your name

•	The contribution year (for IRAs only)

•	Dollar amount
New Investors: To make a wire purchase into a new account, please complete an application or call us prior to wiring money.

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Ways to Manage Your Account

ONLINE
americancentury.com
Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Exchange shares from another American Century Investments account with an identical registration.
Make additional investments: Make an additional investment into an established American Century Investments account. If we do not have your bank information, you can add it.
Sell shares*: Redeem shares and choose whether the proceeds are electronically transferred to your authorized bank account or sent by check to your address of record.
* Online redemptions up to $25,000 per day per account.
IN PERSON
If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.

•	4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday

•	4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday; 8 a.m. to noon, Saturday

•	1665 Charleston Road, Mountain View, CA — 8 a.m. to 5 p.m., Monday – Friday
BY TELEPHONE
Investor Services Representative: 1-800-345-2021
Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533
Automated Information Line: 1-800-345-8765
Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Call or use our Automated Information Line (available only to Investor Class shareholders).
Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.
Sell shares: Call or use our Automated Information Line. The Automated Information Line redemptions are up to $25,000 per day per account and are available for Investor Class shareholders only.
BY MAIL OR FAX
Mail Address: P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 1-888-327-1998
Open an account: Send a signed, completed application and check or money order payable to American Century Investments.
Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another with an identical registration.
Make additional investments: Send your check or money order for at least $50 with an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.
Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.
AUTOMATICALLY
Open an account: Not available.
Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another with an identical registration.
Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.
Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

11

Investing Through a Financial Intermediary
The fund may be purchased by participants in employer-sponsored retirement plans or through financial intermediaries that provide various administrative and distribution services.

Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.
Although each class of the fund’s shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.
Investor Class
Investor Class shares are available for purchase without sales charges or commissions but may be subject to account or transaction fees if purchased through financial intermediaries. These shares are available to investors in retail brokerage accounts, broker-dealer-sponsored fee-based advisory accounts, other advisory accounts where fees are charged, and employer-sponsored retirement plans.
I Class
I Class shares are available for purchase without sales charges or commissions by endowments, foundations, large institutional investors and financial intermediaries. Employer-sponsored retirement plans may not invest in I Class shares, except that plans invested in the I Class prior to April 10, 2017 may make additional purchases.
Y Class
Y Class shares are available for purchase without sales charges or commissions through financial intermediaries that offer fee based advisory programs. Y Class shares may be purchased or redeemed only through financial intermediaries that trade in omnibus accounts with American Century Investments.
A Class
A Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares carry an initial sales charge and an ongoing distribution and service (12b-1) fee that is used to compensate your financial professional. See Calculation of Sales Charges below for commission amounts received by financial professionals on the purchase of A Class shares. The sales charge decreases with the size of the purchase, and may be reduced or eliminated in certain situations. See Reductions and Waivers of Sales Charges for A Class and CDSC Waivers below for a full description of the breakpoints, reductions and waivers that may be available through financial intermediaries in certain types of accounts or products.
C Class
C Class shares are available for purchase through broker-dealers and other financial intermediaries. These shares do not have an initial sales charge but carry an ongoing distribution and service (12b-1) fee. Except as noted below, the commission paid to your financial professional for purchases of C Class shares is 1.00% of the amount invested, and the shares have a contingent deferred sales charge (CDSC) when redeemed within one year of purchase. Your financial professional does not receive the distribution and service (12b-1) fee until the CDSC period has expired (it is retained by the distributor). See CDSC Waivers below for a full description of the waivers that may be available. C Class shares automatically convert to A Class shares 10 years after purchase.
R Class
R Class shares do not carry a sales charge or commissions, but they have an ongoing distribution and service (12b-1) fee. R Class shares are available for purchase through certain employer-sponsored retirement plans. R Class shares also may be available for certain other accounts through financial intermediaries who have an agreement with us to offer the R Class in certain products. Additionally, IRA accounts in R Class shares established through financial intermediaries prior to August 1, 2006, may make additional purchases. R Class shares are not available for purchase in the following types of employer-sponsored retirement plans: SEP IRAs, SIMPLE IRAs or SARSEPs, except that investors in such plans with accounts in R Class shares established prior to March 1, 2009, may make additional purchases, and certain intermediaries may have agreements with us to offer R Class shares in such plans as described above.
R5 and R6 Class
R5 and R6 Class shares are available for purchase without sales charges or commissions by participants in certain employer-sponsored retirement plans. R5 and R6 Class shares may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants.
Calculation of Sales Charges
The information regarding sales charges provided herein is included free of charge and in a clear and prominent format at americancentury.com in the Investors Using Advisors and Investment Professionals portions of the website. From the description of A or C Class shares, a hyperlink will take you directly to this disclosure.

12

The availability of the sales charge reductions and waivers discussed below will depend upon whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of these reductions or waivers. Please refer to Appendix A for information provided by certain financial intermediaries regarding their sales charge waiver or discount policies that are applicable to investors transacting in fund shares through such financial intermediary.
A Class
A Class shares are sold at their offering price, which is net asset value plus an initial sales charge. This sales charge varies depending on the amount of your investment, and is deducted from your purchase before it is invested. The sales charges and the amounts paid to your financial professional are:

Purchase Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.00%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.50%	2.56%	2.00%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 - $3,999,999	0.00%	0.00%	1.00%
$4,000,000 - $9,999,999	0.00%	0.00%	0.50%
$10,000,000 or more	0.00%	0.00%	0.25%
There is no front-end sales charge for purchases of $1,000,000 or more, but if you redeem your shares within one year of purchase you will pay a deferred sales charge of 1.00% of the lower of the original purchase price or the current market value at redemption, subject to the exceptions listed below. No sales charge applies to reinvested dividends. No dealer commission will be paid to your financial professional for purchases by certain employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
Reductions and Waivers of Sales Charges for A Class
You may qualify for a reduction or waiver of certain sales charges, but you or your financial professional must provide certain information, including the account numbers of any accounts to be aggregated, to American Century Investments at the time of purchase in order to take advantage of such reduction or waiver. If you hold assets among multiple intermediaries, it is your responsibility to inform your intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated.
You and your immediate family (which includes your spouse or domestic partner and children, step-children, parents or step-parents of you, your spouse or domestic partner) may combine investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including account assets invested in Qualified Tuition Programs under Section 529) to reduce your A Class sales charge in the following ways:
Account Aggregation. Investments made by you and your immediate family may be aggregated at each account’s current market value if made for your own account(s) and/or certain other accounts, such as:

•	Certain trust accounts

•	Solely controlled business accounts

•	Single-participant retirement plans

•	Endowments or foundations established and controlled by you or an immediate family member
For purposes of aggregation, only investments made through individual-level accounts may be combined. Assets held in multiple participant employer-sponsored retirement plans may be aggregated at a plan level.
Concurrent Purchases. You may combine simultaneous purchases in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.
Rights of Accumulation. You may take into account the current value of your existing holdings, less any commissionable shares in the money market funds, in any share class of any American Century Investments fund to qualify for a reduced A Class sales charge.
Letter of Intent. A Letter of Intent allows you to combine all purchases of any share class of any American Century Investments fund you intend to make over a 13-month period to determine the applicable sales charge, except for purchases in the A or C Class of money market funds. At your request, existing holdings may be combined with new purchases and sales charge amounts may be adjusted for purchases made within 90 days prior to our receipt of the Letter of Intent. Capital appreciation, capital gains and reinvested dividends earned during the Letter of Intent period do not apply toward its completion. A portion of your account will be

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held in escrow to cover additional A Class sales charges that will be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.
Waivers for Certain Investors. The sales charge on A Class shares may be waived for:

•
Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members, which includes their spouse or domestic partner and children or step-children, parents or step-parents of them, their spouse or domestic partner) having selling agreements with the advisor or distributor

•
Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with American Century Investments

•
Purchases in accounts of financial intermediaries that have entered into a selling agreement with American Century Investments that allows for the waiver of the sales charge in brokerage accounts that may or may not charge a transaction fee

•	Current officers, directors or employees of American Century Investments

•
Certain group employer-sponsored retirement plans, where plan level or omnibus accounts are held with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers. For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. However, SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge. Refer to Buying and Selling Fund Shares in the statement of additional information.

•
Purchases of additional shares in accounts that held shares of an Advisor Class fund that was renamed A Class on either September 4, 2007, December 3, 2007 or March 1, 2010. However, if you close your account or if you transfer your account to another financial intermediary, future purchases of A Class shares of a fund may not receive a sales charge waiver.

An investor who receives a sales charge waiver for purchases of fund shares through a financial intermediary may become ineligible to receive such waiver if the nature of the investor’s relationship with and/or the services it receives from the financial intermediary changes. Please consult with your financial professional for further details.
C Class
C Class shares are sold at their net asset value without an initial sales charge. If you purchase shares through a financial intermediary who receives a commission from the fund’s distributor on the purchase and redeem your shares within 12 months of purchase, you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less. The purpose of the CDSC is to permit the fund’s distributor to recoup all or a portion of the up-front payment made to your financial professional. There is no CDSC on shares acquired through reinvestment of dividends or capital gains.
American Century Investments generally limits purchases of C Class shares to investors whose aggregate investments in American Century Investments funds are less than $1,000,000. However, it is your responsibility to inform your financial intermediary and/or American Century Investments at the time of purchase of any accounts to be aggregated, including investments in any share class of any American Century Investments fund (excluding certain assets in money market accounts, but including account assets invested in Qualified Tuition Programs under Section 529) in accounts held by you and your immediate family members (which includes your spouse or domestic partner and children, step-children, parents or step-parents of you, your spouse or domestic partner). Once you reach this limit, you should work with your financial intermediary to determine what share class is most appropriate for additional purchases.
C Class shares automatically convert to A Class shares after being held for 10 years. The automatic conversion will be executed in the month following the 10-year anniversary of the purchase date for such C Class shares without any sales charge, fee or other charges. The conversion from C Class shares is not considered a taxable event for Federal income tax purposes. After the conversion, shares will be subject to all features and expenses of A Class shares.
Calculation of Contingent Deferred Sales Charge (CDSC)
To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).
CDSC Waivers
Any applicable CDSC for the A or C Classes may be waived in the following cases:

•	redemptions through systematic withdrawal plans not exceeding annually 12% of the lesser of the original purchase cost or current market value

•	redemptions through employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.

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•	distributions from IRAs due to attainment of age 59½ for C Class shares

•	required minimum distributions from retirement accounts upon reaching age 70½

•	tax-free returns of excess contributions to IRAs

•	redemptions due to death or post-purchase disability

•	exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period

•	IRA Rollovers from any American Century Investments fund held in an employer-sponsored retirement plan, for A Class shares only

•	if no dealer commission was paid to the financial intermediary on the purchase for any other reason
Reinstatement Privilege
Within 90 days of a redemption, dividend payment or capital gains distribution of any A Class shares, you may reinvest all or a portion of the proceeds in A Class shares of any American Century Investments fund at the then-current net asset value without paying an initial sales charge. At your request, any CDSC you paid on an A Class redemption that you are reinvesting will be credited to your account. You may use the privilege only once per account. This privilege may only be invoked by the original account owner to reinvest shares in an account with the same registration as the account from which the redemption or distribution originated. This privilege does not apply to systematic or automatic transactions, including, for example, automatic purchases, withdrawals and payroll deductions. If you wish to use this reinvestment privilege, you or your financial professional must provide written notice to American Century Investments.
Employer-Sponsored Retirement Plans
Certain group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers are eligible to purchase Investor, A, C, R, R5 and R6 Class shares. Employer-sponsored retirement plans are not eligible to purchase I or Y Class shares. However, employer-sponsored retirement plans that were invested in the I Class prior to April 10, 2017 may make additional purchases. For more information regarding employer-sponsored retirement plan types, please refer to Buying and Selling Fund Shares in the statement of additional information. A and C Class purchases are available at net asset value with no dealer commission paid to the financial professional, and do not incur a CDSC. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. American Century Investments does not impose minimum initial investment amount, plan size or participant number requirements by class for employer-sponsored retirement plans; however, financial intermediaries or plan recordkeepers may require plans to meet different requirements.
Exchanging Shares
You may exchange shares of the fund for shares of the same class of another American Century Investments fund without a sales charge if you meet the following criteria:

•	The exchange is for a minimum of $100

•	For an exchange that opens a new account, the amount of the exchange must meet or exceed the minimum account size requirement for the fund receiving the exchange
For purposes of computing any applicable CDSC on shares that have been exchanged, the holding period will begin as of the date of purchase of the original fund owned. Exchanges from a money market fund are subject to a sales charge on the fund being purchased, unless the money market fund shares were acquired by exchange from a fund with a sales charge or by reinvestment of dividends or capital gains distributions.
Moving Between Share Classes and Accounts
You may move your investment between share classes (within the same fund or between different funds) in certain circumstances deemed appropriate by American Century Investments. You also may move investments held in certain accounts to a different type of account if you meet certain criteria. Please contact your financial professional for more information about moving between share classes or account types.
Buying and Selling Shares Through a Financial Intermediary
Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include

•	minimum investment requirements

•	exchange policies

•	fund choices

•	cutoff time for investments

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•	trading restrictions
In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.
The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.
If you submit a transaction request through a financial intermediary that does not have a selling agreement with us, or if the financial intermediary’s selling agreement does not cover the type of account or share class requested, we may reject or cancel the transaction without prior notice to you or the intermediary.
Investor, I and Y Class shares may also be available on brokerage platforms of financial intermediaries that have agreements with American Century Investments to offer such shares solely when acting as an agent for the shareholder.  A shareholder transacting in Investor, I or Y Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.  Shares of the fund are available in other share classes that have different fees and expenses.
See Additional Policies Affecting Your Investment for more information about investing with us.

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Additional Policies Affecting Your Investment
Eligibility for Investor Class Shares
The fund’s Investor Class shares are available for purchase directly from American Century Investments and through the following types of products, programs or accounts offered by financial intermediaries:

•	self-directed accounts on transaction-based platforms that may or may not charge a transaction fee

•	employer-sponsored retirement plans

•	broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts

•	insurance products and bank/trust products where fees are being charged
The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.
Minimum Initial Investment Amounts for Investor, A, C and R Classes
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. Investors opening accounts through financial intermediaries may open an account with $250, but the financial intermediaries may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based advisory accounts	No minimum
Coverdell Education Savings Account (CESA)	$2,000 [1]
Employer-sponsored retirement plans [2]	No minimum

[1]	The minimum initial investment for shareholders investing through financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.

[2]	For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
Subsequent Purchases
There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.
Eligibility for I Class Shares
The I Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Employer-sponsored retirement plans may not invest in I Class shares, except that plans invested in the I Class prior to April 10, 2017 may make additional purchases.
Minimum Initial Investment Amounts for I Class
The minimum initial investment amount is generally $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you have an aggregate investment in the American Century family of funds of $10 million or more ($5 million for endowments and foundations). This includes accounts held directly with American Century and those held through a financial intermediary. American Century Investments also may waive the minimum initial investment in other situations it deems appropriate.
American Century Investments may permit an intermediary to waive the initial minimum per shareholder as provided in Buying and Selling Fund Shares in the statement of additional information.
Eligibility for Y Class Shares
Y Class shares are available for purchase without sales charges or commissions through financial intermediaries that offer fee based advisory programs. Y Class shares may be purchased or redeemed only through financial intermediaries that trade in omnibus accounts with American Century Investments. Y Class shares may not be purchased by shareholders investing through employer-sponsored retirement plans or individuals investing directly with American Century Investments.
Minimum Initial Investment Amounts for Y Class
There is no minimum initial investment amount or subsequent investment amount for Y Class shares, but financial intermediaries may require different investment minimums.

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Eligibility for R5 and R6 Class Shares
The fund’s R5 and R6 Class shares are generally available only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. To be eligible, plan level or omnibus accounts must be held on the books of the fund. R6 Class shares also are available to funds of funds advised by American Century and unaffiliated funds of funds sold primarily to the employer-sponsored retirement plan market.
R5 and R6 Class shares are not available to retail accounts, traditional or Roth IRAs, SEP IRAs, SIMPLE IRAs, SARSEPs or Coverdell education savings accounts.
Minimum Initial Investment Amounts for R5 and R6 Classes
There is no minimum initial investment amount or subsequent investment amount for R5 or R6 Class shares, but financial intermediaries or plan recordkeepers may require plans to meet different investment minimums.
Redemptions
Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order. If you sell C or, in certain cases, A Class shares, you may pay a sales charge, depending on how long you have held your shares, as described above.
Generally, we expect to remit your redemption proceeds to you one business day after we process your transaction. However, we reserve the right to delay delivery of redemption proceeds for up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within seven days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. We may also require a signature guarantee for redemptions in other situations, as described below. If you change your bank information, we may impose a seven-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.
Additionally, if you are age 65 or older, or if we have reason to believe you have a mental or physical impairment that renders you unable to protect your own interest, we may temporarily delay the disbursement of redemption proceeds from your account if we believe that you have been the victim of actual or attempted financial exploitation. This temporary delay will be for an initial period of no more than 15 business days while we conduct an internal review of the facts and circumstances of the suspected financial exploitation. If our internal review supports our belief that actual or attempted financial exploitation has occurred or is occurring, we may extend the hold for up to 10 additional business days. At the expiration of the additional hold time, if we have not confirmed that exploitation has occurred, the proceeds will be released to you.
Under normal market conditions, the fund generally meets redemption requests through its holdings of cash or cash equivalents or by selling portfolio securities. However, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section. Additionally, the fund may consider interfund lending to meet redemption requests. The fund is more likely to use these other methods to meet large redemption requests or during times of market stress.
Special Requirements for Large Redemptions
If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. To the extent practicable, these securities will represent your pro rata share of the fund’s securities.
We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash. These securities remain subject to market risk until sold, and you may incur capital gains and/or losses when you sell the securities.
If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.
Redemption of Shares in Accounts Below Minimum
If your account balance falls below the minimum initial investment amount for any reason, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum. A and C Class shares redeemed in this manner may be subject to a sales charge if held less than the applicable time period. Please note that you may incur tax liability as a result of the redemption. For I Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20 percentage points higher than the I Class.

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Small Distributions and Uncashed Distribution Checks
Generally, dividends and distributions cannot be paid by check for an amount less than $50. Any such amount will be automatically reinvested in additional shares. The fund reserves the right to reinvest any dividend or distribution amount you elect to receive by check if your check is returned as undeliverable or if you do not cash your check within six months. Interest will not accrue on the amount of your uncashed check. We will reinvest your check into your account at the NAV on the day of reinvestment. When reinvested, those amounts are subject to the risk of loss like any other fund investment. We also reserve the right to change your election to receive dividends and distributions in cash after a check is returned undeliverable or uncashed for the six month period, and we may automatically reinvest all future dividends and distributions at the NAV on the date of the payment.
Signature Guarantees
A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions.

•	Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners;

•	Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account;

•	You are transferring ownership of an account over $100,000;

•	You change your address and request a redemption over $100,000 within seven days;

•	You request proceeds from redemptions, dividends, or distributions be sent to an address or financial institution differing from those on record; or

•	You make a redemption or other transaction request via telephone, and we are unable to verify your identity.
We reserve the right to require a signature guarantee for other transactions, or we may employ other security measures, such as signature comparison or notarized signature, at our discretion.
Canceling a Transaction
American Century Investments will use its best efforts to honor your request to revoke a transaction instruction if your revocation request is received prior to the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. Eastern time) on the trade date of the transaction.  Once processing has begun, or the NYSE has closed on the trade date, the transaction can no longer be canceled.   Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.
Frequent Trading Practices
Frequent trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of frequent trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by frequent trading if the additional trading costs are significant.
Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.
American Century Investments uses a variety of techniques to monitor for and detect frequent trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of frequent trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.
Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be frequent trading if the sale is made:

•	within seven days of the purchase, or

•	within 30 days of the purchase, if it happens more than once per year.
To the extent practicable, we try to use the same approach for defining frequent trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.

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The frequent trading limitations do not apply to the following types of transactions:

•	purchases of shares through reinvested distributions (dividends and capital gains);

•	redemption of shares to pay fund or account fees;

•	CheckWriting redemptions;

•	redemptions requested following the death of a registered shareholder;

•	transactions through automatic purchase or redemption plans;

•	transfers and re-registrations of shares within the same fund;

•	shares exchanged from one share class to another within the same fund;

•	transactions by 529 college savings plans and funds of funds (however shareholders of American Century’s funds of funds are subject to the limitations); and

•	reallocation or rebalancing transactions in broker-dealer sponsored fee-based wrap and advisory programs.
For shares held in employer-sponsored retirement plans, generally only participant-directed exchange transactions are subject to the frequent trading restrictions. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, or SARSEPs.
In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.
American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties and restrictions may not be applied uniformly in all cases.
Your Responsibility for Unauthorized Transactions
American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting additional identifying information, requiring personalized security codes or other information online, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.
A Note About Mailings to Shareholders
To reduce the amount of mail you receive from us, we generally deliver a single copy of fund documents (like shareholder reports, proxies and prospectuses) to investors who share an address, even if their accounts are registered under different names. Investors who share an address may also receive account-specific documents (like statements) in a single envelope. If you prefer to receive your documents addressed individually, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.
Right to Change Policies
We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. In accordance with applicable law, we also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

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Share Price and Distributions
Share Price
American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of each fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

The net asset value, or NAV, of each class of the fund is the current value of the class’s assets,minus any liabilities, divided by the number of shares of the class outstanding.
The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last reported sale price as of the time of valuation. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding official close price or last sale price of such securities on the foreign exchange where primarily traded or at the time the fund’s NAV is determined, if that foreign exchange is open later than the NYSE. The value of any security or other asset denominated in a currency other than U.S. dollars is then converted to U.S. dollars at the prevailing foreign exchange rate at the time the fund’s NAV is determined. Securities that are neither listed on a securities exchange or traded over the counter may be priced using the mean of the bid and asked prices obtained from an independent broker who is an established market maker in the security. The fund may use third party pricing services to assist in the determination of market value.
If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:

•	if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;

•	a debt security has been declared in default; or

•	trading in a security has been halted during the trading day.
If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.
The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.
With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies), the fund’s NAV will be calculated based upon the NAVs of such registered investment companies. These registered investment companies are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.
Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.
Distributions
Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

Capital gains are increases in the values of capital assets, such as stocks or bonds, from the time the assets are purchased.
The fund generally expects to pay distributions of substantially all of its income, if any, quarterly. Distributions from realized capital gains, if any, are paid annually, usually in December. It may make more frequent distributions if necessary to comply with Internal Revenue Code provisions.
You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

21

Generally, participants in tax-deferred retirement plans reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

22

Taxes
Some of the tax consequences of owning shares of a fund will vary depending on whether you own them through a taxable or tax-deferred account. Distributions by a fund of dividend and interest income, capital gains and other income it has generated through its investment activities will generally be taxable to shareholders who hold shares in a taxable account. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.
Tax-Deferred Accounts
If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.
Taxable Accounts
If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.
Taxability of Distributions
Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed at the same rates as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period and the stock was not on loan at the time of the dividend.

The fund does not expect a significant portion of its distributions to be derived from qualified dividend income. The tax character of any distributions from capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund or whether you reinvest your distributions or take them in cash. Short-term (one year or less) capital gains are taxable as ordinary income. Gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains.
If a fund’s distributions exceed current and accumulated earnings and profits, such excess will generally be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.
For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax character of fund distributions for each calendar year in an annual tax mailing.
If you meet specified income levels, you will also be subject to a 3.8% Medicare contribution tax which is imposed on net investment income, including interest, dividends and capital gains. Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.
Taxes on Transactions
Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.
If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.
Buying a Dividend
Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

23

The risk in buying a dividend is that a fund’s portfolio may build up taxable income and gains throughout the period covered by a distribution, as income is earned and securities are sold at a profit. The fund distributes the income and gains to you, after subtracting any losses, even if you did not own the shares when the income was earned or the gains occurred.
If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the income earned or the gains realized in the fund’s portfolio.
Note on Tax Reporting
If you invest in other American Century Investments funds, you may receive tax reporting documents (such as Forms 1099-B, 1099-DIV, 1099-INT and 1099-R, if applicable) for such other funds prior to receiving the 1099-DIV or 1099-B for the fund. The separate mailing of these forms for the fund allows American Century Investments additional time to incorporate necessary information related to its investments in REITs. Since a portion of the dividends paid by REITs may represent a return of capital to the fund, such distributions may result in a portion of the fund’s distributions being classified as a return of capital. REITs typically do not indicate what proportion of their dividends represent a return of capital in time to allow American Century Investments to include complete and accurate tax forms at the same time that tax forms are mailed for its other funds. Although distributions classified as returns of capital (which are listed as “nontaxable distributions” on Form 1099-DIV) are not taxable to you, these distributions reduce the cost basis of your investment in the fund and affect information contained on the 1099-B.

24

Multiple Class Information
The fund offers multiple classes of shares. The classes have different fees, expenses, eligibility requirements and/or minimum investment requirements. Different fees and expenses will affect performance.
Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting such class; (d) each class may have different exchange privileges; (e) the I Class may provide for conversion from that class into shares of the Investor Class of the same fund; and (f) the C Class provides for automatic conversion from that class into shares of the A Class of the same fund after 10 years.
Service, Distribution and Administrative Fees
Investment Company Act Rule 12b-1 permits mutual funds that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The fund’s A Class, C Class and R Class each have a 12b-1 plan. The plans provide for the fund to pay annual fees of 0.25% for A Class, 1.00% for C Class and 0.50% for R Class to the distributor for distribution and individual shareholder services, including past distribution services. The distributor pays all or a portion of such fees to the financial intermediaries that make the classes available. Because these fees may be used to pay for services that are not related to prospective sales of the fund, each class will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for C Class shares may cost you more over time than paying the initial sales charge for A Class shares. For additional information about the plans and their terms, see Multiple Class Structure in the statement of additional information.
Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may sponsor seminars and conferences designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of the available assets of the advisor and distributor, and not by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.
American Century Investments does not pay any fees to financial intermediaries on Y or R6 Class shares.

25

Financial Highlights
Understanding the Financial Highlights
The table on the next few pages itemizes what contributed to the changes in share price during the most recently ended fiscal year. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old).
On a per-share basis, the table includes as appropriate

•	share price at the beginning of the period

•	investment income and capital gains or losses

•	distributions of income and capital gains paid to investors

•	share price at the end of the period
The table also includes some key statistics for the period as appropriate

•	Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions

•	Expense Ratio – the operating expenses of the fund as a percentage of average net assets

•	Net Income Ratio – the net investment income of the fund as a percentage of average net assets

•	Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period
The Financial Highlights that follow have been audited by Deloitte & Touche LLP. The Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report, which is available upon request.

26

Real Estate Fund

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$28.71	0.51	(0.18)	0.33	(0.71)	(1.25)	(1.96)	$27.08	1.11%	1.15%	1.88%	148%	$586,906
2017	$30.69	0.64	0.35	0.99	(0.36)	(2.61)	(2.97)	$28.71	3.47%	1.15%	2.21%	145%	$695,132
2016	$29.69	0.41	1.41	1.82	(0.82)	—	(0.82)	$30.69	6.19%	1.14%	1.32%	149%	$909,921
2015	$28.69	0.42	1.13	1.55	(0.55)	—	(0.55)	$29.69	5.51%	1.14%	1.42%	140%	$925,934
2014	$24.56	0.30	4.29	4.59	(0.46)	—	(0.46)	$28.69	18.89%	1.14%	1.16%	127%	$1,025,749
I Class
2018	$28.79	0.57	(0.19)	0.38	(0.76)	(1.25)	(2.01)	$27.16	1.34%	0.95%	2.08%	148%	$118,458
2017	$30.77	0.69	0.36	1.05	(0.42)	(2.61)	(3.03)	$28.79	3.67%	0.95%	2.41%	145%	$166,938
2016	$29.76	0.46	1.43	1.89	(0.88)	—	(0.88)	$30.77	6.40%	0.94%	1.52%	149%	$183,181
2015	$28.75	0.51	1.11	1.62	(0.61)	—	(0.61)	$29.76	5.70%	0.94%	1.62%	140%	$159,721
2014	$24.61	0.35	4.30	4.65	(0.51)	—	(0.51)	$28.75	19.17%	0.94%	1.36%	127%	$387,099
Y Class
2018	$28.78	0.62	(0.20)	0.42	(0.80)	(1.25)	(2.05)	$27.15	1.50%	0.80%	2.23%	148%	$357
2017(3)	$28.68	0.27	(0.12)	0.15	(0.05)	—	(0.05)	$28.78	0.54%	0.80%(4)	1.70%(4)	145%(5)	$5
A Class
2018	$28.68	0.45	(0.19)	0.26	(0.64)	(1.25)	(1.89)	$27.05	0.86%	1.40%	1.63%	148%	$50,619
2017	$30.70	0.59	0.33	0.92	(0.33)	(2.61)	(2.94)	$28.68	3.23%	1.40%	1.96%	145%	$79,060
2016	$29.69	0.34	1.41	1.75	(0.74)	—	(0.74)	$30.70	5.92%	1.39%	1.07%	149%	$153,281
2015	$28.69	0.34	1.14	1.48	(0.48)	—	(0.48)	$29.69	5.24%	1.39%	1.17%	140%	$175,833
2014	$24.55	0.24	4.30	4.54	(0.40)	—	(0.40)	$28.69	18.59%	1.39%	0.91%	127%	$175,133
C Class
2018	$27.99	0.24	(0.19)	0.05	(0.46)	(1.25)	(1.71)	$26.33	0.11%	2.15%	0.88%	148%	$6,519
2017	$30.18	0.37	0.32	0.69	(0.27)	(2.61)	(2.88)	$27.99	2.46%	2.15%	1.21%	145%	$10,025
2016	$29.22	0.11	1.37	1.48	(0.52)	—	(0.52)	$30.18	5.10%	2.14%	0.32%	149%	$15,986
2015	$28.25	0.12	1.13	1.25	(0.28)	—	(0.28)	$29.22	4.47%	2.14%	0.42%	140%	$17,439
2014	$24.18	0.04	4.23	4.27	(0.20)	—	(0.20)	$28.25	17.74%	2.14%	0.16%	127%	$16,972
R Class
2018	$28.48	0.38	(0.19)	0.19	(0.57)	(1.25)	(1.82)	$26.85	0.61%	1.65%	1.38%	148%	$7,989
2017	$30.55	0.55	0.30	0.85	(0.31)	(2.61)	(2.92)	$28.48	3.00%	1.65%	1.71%	145%	$11,445
2016	$29.55	0.23	1.43	1.66	(0.66)	—	(0.66)	$30.55	5.64%	1.64%	0.82%	149%	$19,112
2015	$28.55	0.26	1.15	1.41	(0.41)	—	(0.41)	$29.55	4.97%	1.64%	0.92%	140%	$14,458
2014	$24.44	0.16	4.28	4.44	(0.33)	—	(0.33)	$28.55	18.30%	1.64%	0.66%	127%	$8,743

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2018	$28.79	0.56	(0.18)	0.38	(0.76)	(1.25)	(2.01)	$27.16	1.31%	0.95%	2.08%	148%	$5
2017(3)	$28.69	0.25	(0.11)	0.14	(0.04)	—	(0.04)	$28.79	0.47%	0.95%(4)	1.55%(4)	145%(5)	$5
R6 Class
2018	$28.78	0.61	(0.19)	0.42	(0.80)	(1.25)	(2.05)	$27.15	1.46%	0.80%	2.23%	148%	$208,351
2017	$30.76	0.72	0.37	1.09	(0.46)	(2.61)	(3.07)	$28.78	3.86%	0.80%	2.56%	145%	$173,431
2016	$29.75	0.51	1.43	1.94	(0.93)	—	(0.93)	$30.76	6.57%	0.79%	1.67%	149%	$149,866
2015	$28.74	0.49	1.17	1.66	(0.65)	—	(0.65)	$29.75	5.86%	0.79%	1.77%	140%	$174,257
2014	$24.61	0.33	4.35	4.68	(0.55)	—	(0.55)	$28.74	19.31%	0.79%	1.51%	127%	$29,151

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through October 31, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

Appendix A
The information in this Appendix is part of, and incorporated into, the fund’s prospectus.
Financial Intermediary Sales Charge Reduction and Waiver Information
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (CDSC) waivers, which are set forth below. In all instances, it is the investor’s responsibility to notify the fund or the applicable financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
Sales Charge Reductions and Waivers Available through Merrill Lynch
Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end Sales Load Waivers on A Class Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from C Class (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or trustees of the fund, and employees of the fund’s investment advisor or any of its affiliates, as described in this prospectus

•
Shares purchased from the proceeds of redemptions within the American Century Investments family of mutual funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.

•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

A-1

Sales Charge Reductions and Waivers Available through Ameriprise Financial
The following information applies to A Class shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial.
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an advisory or similar share class for such investment advisory program is not available).

•
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an advisory or similar share class for such investment advisory program is not available).

•
Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the American Century Investments family of mutual funds).

•
Shares exchanged from C Class shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of C Class shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the American Century Investments family of mutual funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Sales Charge Reductions and Waivers available through Morgan Stanley Wealth Management
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to A Class shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s prospectus or SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•
C Class (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to A Class shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the American Century Investments family of mutual funds, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the American Century Investments fund family).

A-2

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•
Shares purchased from the proceeds of redemptions within the American Century Investments fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the fund’s C Class shares will have their shares converted at net asset value to A Class shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC waivers on A and C Class shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.
Front -end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus.

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of American Century Investments fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible American Century Investments fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

A-3

Notes

Notes

Notes

Where to Find More Information
Annual and Semiannual Reports
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders dated October 31, 2018 .
Statement of Additional Information (SAI)
The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.
You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.
The Securities and Exchange Commission (SEC)
Reports and other information about the fund are available on the EDGAR database on the SEC’s website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

American Century Investments americancentury.com
Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419385 Kansas City, Missouri 64141-6385 1-800-345-6488

Investment Company Act File No. 811-07820
CL-PRS-91762    1903

March 1, 2019

American Century Investments
Statement of Additional Information

American Century Capital Portfolios, Inc.

Global Real Estate Fund Investor Class (ARYVX) I Class (ARYNX) Y Class (ARYYX) A Class (ARYMX) C Class (ARYTX) R Class (ARYWX) R5 Class (ARYGX) R6 Class (ARYDX)

NT Global Real Estate Fund Investor Class (ANREX) G Class (ANRHX)

Real Estate Fund Investor Class (REACX) I Class (REAIX) Y Class (ARYEX) A Class (AREEX) C Class (ARYCX) R Class (AREWX) R5 Class (ARREX) R6 Class (AREDX)

This statement of additional information adds to the discussion in the funds’ prospectuses dated March 1, 2019, but is not a prospectus. The statement of additional information should be read in conjunction with the funds’ current prospectuses. If you would like a copy of a prospectus, please contact us at one of the addresses or telephone numbers listed on the back cover or visit American Century Investments’ website at americancentury.com.

This statement of additional information incorporates by reference certain information that appears in the funds’ annual reports, which are delivered to all investors. You may obtain a free copy of the funds’ annual reports by calling 1-800-345-2021.

© 2019 American Century Proprietary Holdings, Inc. All rights reserved.

The Funds’ History	2
Fund Investment Guidelines	2
Fund Investments and Risks	3
Investment Strategies and Risks	3
Investment Policies	13
Temporary Defensive Measures	14
Portfolio Turnover	14
Disclosure of Portfolio Holdings	15
Management	19
The Board of Directors	19
Officers	24
Code of Ethics	25
Proxy Voting Policies	25
The Funds’ Principal Shareholders	25
Service Providers	25
Investment Advisor	25
Portfolio Managers	27
Transfer Agent and Administrator	30
Sub-Administrator	30
Distributor	30
Custodian Bank	31
Securities Lending Agent	31
Independent Registered Public Accounting Firm	31
Brokerage Allocation	31
Regular Broker-Dealers	32
Information About Fund Shares	32
Multiple Class Structure	33
Valuation of a Fund’s Securities	35
Taxes	35
Federal Income Taxes	35
Investments in REITs	37
Taxation of Certain Mortgage REITs	37
State and Local Taxes	37
Financial Statements	37
Appendix A – Principal Shareholders	A-1
Appendix B – Sales Charges and Payments to Dealers	B-1
Appendix C – Buying and Selling Fund Shares	C-1
Appendix D – Explanation of Fixed-Income Securities Ratings	D-1
Appendix E – Proxy Voting Policies	E-1

The Funds’ History
American Century Capital Portfolios, Inc. is a registered open-end management investment company that was organized as a Maryland corporation on June 14, 1993. The corporation was known as Twentieth Century Capital Portfolios, Inc. until January 1997. Throughout this statement of additional information we refer to American Century Capital Portfolios, Inc. as the corporation. Prior to October 31, 2012, Global Real Estate and Real Estate each had a fiscal year ended March 31. Beginning October 31, 2012, Global Real Estate and Real Estate changed their fiscal year end to October 31. NT Global Real Estate has had its fiscal year end on October 31 since inception.
For accounting and performance purposes, Real Estate is the post-reorganization successor to the RREEF Real Estate Securities Fund pursuant to a fund reorganization completed on June 13, 1997.
Each fund described in this statement of additional information is a separate series of the corporation and operates for many purposes as if it were an independent company. Each fund has its own investment objective, strategy, management team, assets, and tax identification and stock registration numbers.

Fund/Class	Ticker Symbol	Inception Date
Global Real Estate
Investor Class	ARYVX	04/29/2011
I Class	ARYNX	04/29/2011
Y Class	ARYYX	04/10/2017
A Class	ARYMX	04/29/2011
C Class	ARYTX	04/29/2011
R Class	ARYWX	04/29/2011
R5 Class	ARYGX	04/10/2017
R6 Class	ARYDX	07/26/2013
NT Global Real Estate
Investor Class	ANREX	03/19/2015
G Class	ANRHX	03/19/2015
Real Estate
Investor Class	REACX	09/21/1995
I Class	REAIX	06/16/1997
Y Class	ARYEX	04/10/2017
A Class	AREEX	10/06/1998
C Class	ARYCX	09/28/2007
R Class	AREWX	09/28/2007
R5 Class	ARREX	04/10/2017
R6 Class	AREDX	07/26/2013
Fund Investment Guidelines
This section explains the extent to which the funds’ advisor, American Century Investment Management, Inc. (ACIM), can use various investment vehicles and strategies in managing a fund’s assets. Descriptions of the investment techniques and risks associated with each appear in the section, Investment Strategies and Risks, which begins on page 3. In the case of the funds’ principal investment strategies, these descriptions elaborate upon discussions contained in the prospectuses.
Global Real Estate and NT Global Real Estate are diversified as defined in the Investment Company Act of 1940 (The Investment Company Act). Diversified means that, with respect to 75% of its total assets, each fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies).
Real Estate is nondiversified. Nondiversified means that the proportion of the fund’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act.
To meet federal tax requirements for qualification as a regulated investment company, each fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company) and it does not own more than 10% of the outstanding voting securities of a single issuer.
In general, within the restrictions outlined here and in the funds’ prospectuses, the portfolio managers have broad powers to decide how to invest fund assets, including the power to hold them uninvested.
Investments vary according to what is judged advantageous under changing economic conditions. It is the advisor’s policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described on the following pages. It is the advisor’s intention that each fund generally will consist of equity and equity-equivalent securities. However, subject to the specific limitations applicable to a fund, the fund management teams may invest the assets of each fund in varying amounts using other investment techniques, when such a course is deemed appropriate to pursue a fund’s investment objective. Senior securities that are high-grade issues, in the opinion of the managers, also may be purchased for defensive purposes. Unless otherwise noted, the investment restrictions described below and in each fund’s prospectus are measured at the time of the transaction in the security. If market action affecting fund securities (including, but not limited to, appreciation, depreciation or a credit rating event) causes a fund to exceed an investment restriction, the advisor is not required to take immediate action. Under normal market conditions, however, the advisor’s policies and procedures indicate that the advisor will not make any purchases that will make the fund further outside the investment restriction.
Under exceptional conditions, each fund may assume a defensive position, temporarily investing all or a substantial portion of their assets in cash or short-term securities.
The managers may use futures and options as a way to expose the funds’ cash assets to the market while maintaining liquidity. The managers may not leverage a fund’s portfolio without appropriately segregating assets to cover such positions. See Derivative Instruments, page 5, Futures and Options, page 8 and Short-Term Securities, page 12.
NT Global Real Estate and Real Estate do not invest in securities issued by companies assigned the Global Industry Classification Standard (GICS) or the Bloomberg Industry Classification Standard (BICS) for the tobacco industry. If the issuer of a security held by the fund is subsequently found to be classified in the tobacco industry (due to acquisition, merger or otherwise), the fund will sell the security as soon as reasonably possible.
Fund Investments and Risks
Investment Strategies and Risks
This section describes investment vehicles and techniques the portfolio managers can use in managing a fund’s assets. It also details the risks associated with each, because each investment vehicle and technique contributes to a fund’s overall risk profile.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular time period at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Of course, there can be no assurance of current income because issuers of convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate. Because of the conversion feature, the managers generally consider convertible securities to be equity equivalents.
The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset. A convertible security is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The stream of income typically paid on a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the stream of income causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In general, the value of a convertible security is a function of (1) its yield in comparison with yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a non-convertible security does not. At any given time, investment value generally depends upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a fund is called for redemption, the fund would be required to permit the issuer to redeem the security and convert it to underlying common stock or to cash, or would sell the convertible security to a third party, which may have an adverse effect on the fund. A convertible security may feature a put option that permits the holder of the convertible security to sell that security back to the issuer at a predetermined price. A fund generally invests in convertible securities for their favorable price characteristics and total return potential and normally would not exercise an option to convert unless the security is called or conversion is forced.

Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects. Each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in a synthetic convertible security involves the risk normally found in holding the securities comprising the synthetic convertible security.
Counterparty Risk
A fund will be exposed to the credit risk of the counterparties with which, or the brokers, dealers and exchanges through which, it deals, whether it engaged in exchange traded or off-exchange transactions.  If a fund’s futures commission merchant, (FCM) becomes bankrupt or insolvent, or otherwise defaults on its obligations to the fund, the fund may not receive all amounts owed to it in respect of its trading, despite the clearinghouse fully discharging all of its obligations.  The Commodity Exchange Act requires an FCM to segregate all funds received from its customers with respect to regulated futures transactions from such FCM’s proprietary funds.  If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM.  Furthermore, in the event of an FCM’s bankruptcy, a fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even though certain property specifically traceable to the fund (for example, U.S. Treasury bills deposited by the fund) was held by an FCM.  FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds on deposit with such FCM and owing to them.  Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital.  In addition, in the event of the bankruptcy or insolvency of a clearinghouse, the fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions.  Such a bankruptcy or insolvency might also cause a substantial delay before the fund could obtain the return of funds owed to it by an FCM who was a member of such clearinghouse.
Because bi-lateral derivative transactions are traded between counterparties based on contractual relationships, a fund is subject to the risk that a counterparty will not perform its obligations under the related contracts.  Although each fund intends to enter into transactions only with counterparties which the advisor believes to be creditworthy, there can be no assurance that a counterparty will not default and that the funds will not sustain a loss on a transaction as a result. In situations where a fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets.  As a result, in the event of the counterparty’s bankruptcy or insolvency, a fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and a fund may be exposed to the risk of a court treating a fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.
A fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments.  There can be no assurance that an issuer of an instrument in which a fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that a fund will not sustain a loss on a transaction as a result.
Transactions entered into by a fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearinghouses, custodians, depositories and prime brokers throughout the world.  Although a fund attempts to execute, clear and settle the transactions through entities the advisor believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to a fund.
Cyber Security Risk
As the funds increasingly rely on technology and information systems to operate, they become susceptible to operational risks linked to security breaches in those information systems. Both calculated attacks and unintentional events can cause failures in the funds’ information systems. Cyber attacks can include acquiring unauthorized access to information systems, usually through hacking or the use of malicious software, for purposes of stealing assets or confidential information, corrupting data, or disrupting fund operations. Cyber attacks can also occur without direct access to information systems, for example by making network services unavailable to intended users. Cyber security failures by, or breaches of the information systems of, the advisor, distributors, broker-dealers, other service providers (including, but not limited to, index providers, fund accountants, custodians, transfer agents and administrators), or the issuers of securities the fund invests in may also cause disruptions and impact the funds’ business operations.  Breaches in information security may result in financial losses, interference with the funds’ ability to calculate NAV, impediments to trading, inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Additionally, the funds may incur substantial costs to prevent future cyber incidents. The funds have business continuity plans in the event of, and risk management systems to help prevent, such cyber attacks, but these plans and systems have limitations including the possibility that certain risks have not been identified. Moreover, the funds do not control the cyber security plans and systems of our service providers and other third party business partners. The funds and their shareholders could be negatively impacted as a result.
Debt Securities
The funds may invest in debt securities when the portfolio managers believe such securities represent an attractive investment for the funds. These funds may invest in debt securities for income or as a defensive strategy when the managers believe adverse economic or market conditions exist.
The value of the debt securities in which the funds may invest will fluctuate based upon changes in interest rates and the credit quality of the issuer. Debt securities will be limited primarily to “investment-grade” obligations. However, each fund, may invest up to 5% of its assets in “high-yield” securities. “Investment grade” means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Corporation), or, if not rated, are of equivalent investment quality as determined by the fund’s advisor. According to Moody’s, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P’s belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances.
“High-yield” securities, sometimes referred to as “junk bonds,” are higher risk, non-convertible debt obligations that are rated below investment-grade securities, or are unrated, but with similar credit quality.
There are no credit or maturity restrictions on the fixed-income securities in which the high-yield portion of a fund’s portfolio may be invested. Debt securities rated lower than Baa by Moody’s or BBB by S&P, or their equivalent, are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the fund are analyzed by the investment manager to determine, to the extent reasonably possible, that the planned investment is sound, given the fund’s investment objective. See Explanation of Fixed-Income Securities Ratings in Appendix D.
If the aggregate value of high-yield securities exceeds 5% because of their market appreciation or other assets’ depreciation, the funds will not necessarily sell them. Instead, the portfolio managers will not purchase additional high-yield securities until their value is less than 5% of the fund’s assets. Portfolio managers will monitor these investments to determine whether holding them will likely help the fund meet its investment objectives.
In addition, the value of a fund’s investments in fixed-income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis generally rise. When prevailing interest rates rise, bond prices generally fall. Depending upon the particular amount and type of fixed-income securities holdings of a fund, these changes may impact the net asset value of that fund’s shares.
Even though the funds will invest primarily in equity securities, under exceptional market or economic conditions, each fund, may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities (denominated in U.S. dollars or foreign currencies). To the extent that a fund assumes a defensive position, it will not be investing for capital growth.
Derivative Instruments
To the extent permitted by its investment objectives and policies, each fund may invest in instruments that are commonly referred to as derivative instruments. Generally, a derivative instrument is a financial arrangement, the value of which is based on, or derived from, a traditional security, asset, or market index. Examples of common derivative instruments include futures contracts, warrants, structured notes, credit default swaps, options contracts, swap transactions and forward currency contracts.
Certain derivative instruments are described more accurately as index/structured investments. Index/structured investments are derivative instruments whose value or performance is linked to other equity securities, currencies, interest rates, indices or other financial indicators (reference indices).
A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments include asset-backed securities (ABS), asset-backed commercial paper (ABCP), commercial and residential mortgage-backed securities (MBS), collateralized debt obligations (CDO), collateralized loan obligations (CLO), and securities backed by other types of collateral or indices. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depositary receipts backed by, or representing interests in those assets.
Some structured investments are individually negotiated agreements or are traded over the counter. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. In addition, structured investments are subject to the risks that the issuers of the underlying securities may be unable or unwilling to repay principal and interest (credit risk) and may request to reschedule or restructure outstanding debt and to extend additional loan amounts (prepayment risk).
Some derivative instruments, such as mortgage-related and other ABS, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.
There are many different types of derivative instruments and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices or currency exchange rates, and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.
The return on a derivative instrument may increase or decrease, depending upon changes in the reference index or instrument to which it relates.
There is a range of risks associated with investments in derivatives, including:

•
the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio managers anticipate or that the value of the structured or derivative instrument will not move or react to changes in the underlying security, interest rate, market index or other financial asset as anticipated;

•	the possibility that there may be no liquid secondary market, which may make it difficult or impossible to close out a position when desired;

•
the risk that daily limits on price fluctuations and speculative position limits on exchanges on which a fund may conduct its transactions in derivative instruments may prevent profitable liquidation of positions, subjecting a fund to the potential of greater losses;

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund’s initial investment;

•	the risk that a fund will have an obligation to deliver securities or currency pursuant to a derivatives transaction that such fund does not own at the inception of the derivatives trade;

•	the risk that the counterparty will fail to perform its obligations; and

•	the risk that a fund will be subject to higher volatility because some derivative instruments create leverage.
The funds’ Board of Directors has reviewed the advisor’s policy regarding investments in derivative instruments. That policy specifies factors that must be considered in connection with a purchase of derivative instruments. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The advisor will report on fund activity in derivative instruments to the Board of Directors as necessary.
Equity Securities and Equity Equivalent Securities
In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include common stock, preferred stock, securities convertible into common stock, stock futures contracts and stock index futures contracts.
Equity equivalents also may include securities whose value or return is derived from the value or return of a different security.
Foreign Securities
The funds may invest in the securities of issuers located in foreign countries, including foreign governments and their agencies, when these securities meet their standards of selection. Real Estate does not have a specific percentage limitation on investments in foreign securities, but may only invest in issuers located in developed countries. Global Real Estate and NT Global Real Estate will invest at least 40% (unless the portfolio manager deems market conditions unfavorable, in which case the fund would invest 30%) of its assets in securities of foreign issuers located in developed and emerging markets countries. In determining where a company is located, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weighting given to each of these factors will vary depending on the circumstances in a given case. The funds consider a security to be an emerging markets security if its issuer is located outside the following developed countries list, which is subject to change: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
The funds may make such investments either directly in foreign securities or indirectly by purchasing depositary receipts for foreign securities. Depositary receipts, depositary shares or similar instruments are securities that are listed on exchanges or quoted in the domestic over-the-counter markets in one country, but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

The funds may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, foreign governments and their agencies.
Investments in foreign securities generally involve greater risks than investing in securities of domestic companies, including:
Currency Risk – The value of the foreign investments held by the funds may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the dollar falls against such currency. In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations and political developments. The funds may invest in forward currency exchange contracts in an effort to mitigate the currency risk associated with foreign investments. See Forward Currency Exchange Contracts below.
Social, Political and Economic Risk – The economies of many of the countries in which the funds invest are not as developed as the economy of the United States and may be subject to significantly different forces. Political or social instability, expropriation, nationalization, confiscatory taxation and limitations on the removal of funds or other assets also could adversely affect the value of investments. Further, the funds may find it difficult or be unable to enforce ownership rights, pursue legal remedies or obtain judgments in foreign courts.
Regulatory Risk – Foreign companies generally are not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies and there may be less stringent investor protection and disclosure standards in some foreign markets. Income from foreign securities owned by the funds may be reduced by a withholding tax at the source, which would reduce dividend income payable to shareholders.
Market and Trading Risk – Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the United States, are likely to be higher. The securities markets in many of the countries in which the funds invest have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid, more volatile and harder to value than comparable U.S. securities. Furthermore, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. There generally is less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.
Clearance and Settlement Risk – Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in clearance and settlement could result in temporary periods when assets of the funds are uninvested and no return is earned. The funds’ inability to make intended security purchases due to clearance and settlement problems could cause them to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the funds due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, liability to the purchaser.
Ownership Risk – Evidence of securities ownership may be uncertain in many foreign countries. As a result, there may be a risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund.
Emerging Markets Risk – Global Real Estate and NT Global Real Estate may invest in companies located in emerging markets. Investing in emerging market companies generally is riskier than investing in other foreign securities. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.
Sanctions. The U.S. may impose economic sanctions against companies in various sectors of certain countries. This could limit a fund's investment opportunities in such countries, impairing the fund’s ability to invest in accordance with its investment strategy and/or to meet its investment objective. For example, a fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a fund to freeze its existing investments in sanctioned companies, prohibiting the fund from selling or otherwise transacting in these investments. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact a fund.
Forward Currency Exchange Contracts
Each fund may purchase and sell foreign currency on a spot (i.e., cash) basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose. See Derivative Instruments, page 5.
The funds expect to use forward currency contracts under two circumstances:

(1)
When the portfolio managers are purchasing or selling a security denominated in a foreign currency and wish to lock in the U.S. dollar price of that security, the portfolio managers would be able to enter into a forward currency contract to do so; or

(2)
When the portfolio managers believe the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a fund would be able to enter into a forward currency contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency.

In the first circumstance, when a fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward currency contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.
In the second circumstance, when the portfolio managers believe that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a fund could enter into a forward currency contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. A fund will generally cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a fund is not able to cover its forward currency positions with underlying portfolio securities, the fund will segregate on its records cash or other liquid assets having a value equal to the aggregate amount of the fund’s commitments under the forward currency contract.
The precise matching of forward currency contracts in the amounts and values of securities involved generally would not be possible because the future values of foreign currencies will change due to market movements in the values of those securities between the date the forward currency contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the portfolio managers believe that it is important to have flexibility to enter into such forward currency contracts when they determine that a fund’s best interests may be served.
When the forward currency contract matures, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an offsetting forward currency contract with the same currency trader that obligates the fund to purchase, on the same maturity date, the same amount of the foreign currency.
It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward currency contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency that the fund is obligated to deliver.
Futures and Options
Each fund may enter into futures contracts, options and options on futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Generally, futures transactions will be used to:

•	protect against a decline in market value of the funds’ securities (taking a short futures position),

•	protect against the risk of an increase in market value for securities in which the fund generally invests at a time when the fund is not fully invested (taking a long futures position), or

•	provide a temporary substitute for the purchase of an individual security that may not be purchased in an orderly fashion.
Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge a fund’s investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.
Although other techniques may be used to control a fund’s exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.
For example, the sale of a future by a fund means the fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The portfolio managers may engage in futures and options transactions, provided that the transactions are consistent with the fund’s investment objectives. An example of an index that may be used is the S&P 500 Index for equity funds. The managers may engage in futures and options transactions based on specific securities. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.
Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).
Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of the future. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute a margin transaction for purposes of the fund’s investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised.
In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin accounts generally is not income-producing. However, coupon-bearing securities, such as Treasury bills and bonds, held in margin accounts generally will earn income. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the fund as unrealized gains or losses. At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund, and the fund realizes a loss or gain.
By buying a put option, a fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price and in return a fund pays the current market price for the option (known as the option premium). A fund may terminate its position in a put option it has purchased by allowing it to expire, by exercising the option or by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a fund will lose the entire premium it paid. If a fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss limited to the amount of the premium paid, plus related transaction costs.
The features of call options are essentially the same as those of put options, except that the buyer of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. The buyer of a typical call option can expect to realize a gain if the value of the underlying instrument increases substantially and can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
When a fund writes a put option, it takes the opposite side of the transaction from the option’s buyer. In return for the receipt of the premium, a fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. Otherwise, a fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the price of the underlying instrument rises, a put writer would generally realize as profit the premium it received. If the price of the underlying instrument remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the price of the underlying instrument falls, the put writer would expect to suffer a loss.
A fund writing a call option is obligated to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. Writing calls generally is a profitable strategy if the price of the underlying instrument remains the same or falls. A call writer offsets part of the effect of a price decline by receipt of the option premium, but gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.
Risks Related to Futures and Options Transactions
Futures and options prices can be volatile, and trading in these markets involves certain risks. If the portfolio managers apply a hedge at an inappropriate time or judge interest rate or equity market trends incorrectly, futures and options strategies may lower a fund’s return.
A fund could suffer losses if it is unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the portfolio managers consider it appropriate or desirable to do so. In the event of adverse price movements, a fund would be required to continue making daily cash payments to maintain its required margin. If the fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the portfolio managers would not otherwise do so. In addition, a fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The portfolio managers will seek to minimize these risks by limiting the contracts entered into on behalf of the funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.
A fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by a fund had different maturities than those of the portfolio securities being hedged.

Such imperfect correlation may give rise to circumstances in which a fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. A fund also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.
Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
Options on Futures
By purchasing an option on a futures contract, a fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a fund to make margin payments unless the option is exercised.
Although they do not currently intend to do so, the funds may write (or sell) call options that obligate them to sell (or deliver) the option’s underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the funds would give up some ability to participate in a price increase on the underlying security. If a fund were to engage in options transactions, it would own the futures contract at the time a call was written and would keep the contract open until the obligation to deliver it expired.
Restrictions on the Use of Futures Contracts and Options
Each fund may enter into futures contracts, options, options on futures contracts, or swap agreements as permitted by its investment policies and the CFTC rules. The advisor to each fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, the advisor is not subject to registration or regulation as a commodity pool operator under that Act with respect to its provision of services to each fund.
The CFTC recently adopted certain rule amendments that may impose additional limits on the ability of a fund to invest in futures contracts, options on futures, swaps, and certain other commodity interests if its investment advisor does not register with the CFTC as a “commodity pool operator” with respect to such fund. It is expected that the funds will be able to execute their investment strategies within the limits adopted by the CFTC’s rules. As a result, the advisor does not intend to register with the CFTC as a commodity pool operator on behalf of any of the funds. In the event that one of the funds engages in transactions that necessitate future registration with the CFTC, the advisor will register as a commodity pool operator and comply with applicable regulations with respect to that fund.
To the extent required by law, each fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to cover its obligations under the futures contracts, options and swap agreements.
Initial Public Offerings
The funds may invest in initial public offerings (IPOs) of common stock or other equity securities issued by a company. The purchase of securities in an IPO may involve higher transaction costs than those associated with the purchase of securities already traded on exchanges or other established markets. In addition to the risks associated with equity securities generally, IPO securities may be subject to additional risk due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer and other factors. These factors may cause IPO shares to be volatile in price. While a fund may hold IPO securities for a period of time, it may sell them in the aftermarket soon after the purchase, which could increase portfolio turnover and lead to increased expenses such as commissions and transaction costs. Investments in IPOs could have a magnified impact (either positive or negative) on performance if a fund’s assets are relatively small. The impact of IPOs on a fund’s performance may tend to diminish as assets grow.
Investment in Issuers with Limited Operating Histories
Each fund may invest up to 5% of its assets in the equity securities of issuers with limited operating histories. The portfolio managers consider an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The managers will consider periods of capital formation, incubation, consolidations, and research and development in determining whether a particular issuer has a record of three years of continuous operation.
Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating histories and financial information upon which the managers may base their investment decision on behalf of the funds. In addition, financial and other information regarding these issuers, when available, may be incomplete or inaccurate.

For purposes of this limitation, “issuers” refers to operating companies that issue securities for the purposes of issuing debt or raising capital as a means of financing their ongoing operations. It does not, however, refer to entities, corporate or otherwise, that are created for the express purpose of securitizing obligations or income streams. For example, a fund’s investments in a trust created for the purpose of pooling mortgage obligations or other financial assets would not be subject to the limitation.
Loans of Portfolio Securities
In order to realize additional income, a fund may lend its portfolio securities. Such loans may not exceed one-third of the fund’s total assets valued at market, however, this limitation does not apply to purchases of debt securities in accordance with the fund’s investment objectives, policies and limitations, or to repurchase agreements with respect to portfolio securities.
Cash received from the borrower as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. If a borrower defaults on a securities loan because of insolvency or other reasons, the lending fund could experience delays or costs in recovering the securities it loaned; if the value of the loaned securities increased over the value of the collateral, the fund could suffer a loss. To minimize the risk of default on securities loans, the advisor adheres to guidelines prescribed by the Board of Directors governing lending of securities. These guidelines strictly govern:

•	the type and amount of collateral that must be received by the fund;

•	the circumstances under which additions to that collateral must be made by borrowers;

•	the return to be received by the fund on the loaned securities;

•	the limitations on the percentage of fund assets on loan; and

•	the credit standards applied in evaluating potential borrowers of portfolio securities.
In addition, the guidelines require that the fund have the option to terminate any loan of a portfolio security at any time and set requirements for recovery of securities from borrowers.
Other Investment Companies
The funds may invest in other investment companies, such as closed-end investment companies, unit investment trusts, exchange traded funds (ETFs) and other open-end investment companies, provided that the investment is consistent with the fund’s investment policies and restrictions. Under the Investment Company Act, a fund’s investment in such securities, subject to certain exceptions, currently is limited to

•	3% of the total voting stock of any one investment company;

•	5% of the fund’s total assets with respect to any one investment company; and

•	10% of a fund’s total assets in the aggregate.
Such exceptions may include reliance on Section 12(d)(1)(G) and Rule 12d1-2 of the Investment Company Act, which would permit a fund to invest in affiliated investment companies (other American Century mutual funds and ETFs) and unaffiliated investment companies in excess of the limitations described above.
A fund’s investments in other investment companies may include money market funds managed by the advisor. Investments in money market funds are not subject to the percentage limitations set forth above.
As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee that each fund bears directly in connection with its own operations.
ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively managed or index-based. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities, to gain exposure to specific asset classes or sectors, or as a substitute for investing directly in securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities. Additionally, because the price of ETF shares is based on market price rather than net asset value (NAV), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). A fund may also incur brokerage commissions, as well as the cost of the bid/ask spread, when purchase or selling ETF shares.
Repurchase Agreements
The funds may invest in repurchase agreements when they present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.
A repurchase agreement occurs when, at the time a fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to purchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund’s money is invested in the security.
Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund’s risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized.

If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.
The funds will limit repurchase agreement transactions to securities issued by the U.S. government and its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy by the funds’ advisor.
Repurchase agreements maturing in more than seven days would count toward a fund’s 15% limit on illiquid securities.
Restricted and Illiquid Securities
The funds may, from time to time, purchase restricted or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the funds’ criteria for selection. Restricted securities include securities that cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration, or that are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered restricted securities, they are not necessarily illiquid.
With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission (SEC) has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Directors has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the advisor. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.
Because the secondary market for restricted securities is generally limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the portfolio managers will consider appropriate remedies to minimize the effect on that fund’s liquidity. The funds may invest no more than 15% of the value of their assets in illiquid securities.
Short Sales
The funds may engage in short sales for cash management purposes only if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.
In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a fund engages in a short sale, the fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to meet the purchase price. There will be additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.
Short-Term Securities
In order to meet anticipated redemptions, anticipated purchases of additional securities for a fund’s portfolio, or, in some cases, for temporary defensive purposes, the funds may invest a portion of their assets in money market and other short-term securities.
Examples of those securities include:

•	Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;

•	Commercial Paper;

•	Certificates of Deposit and Euro Dollar Certificates of Deposit;

•	Bankers’ Acceptances;

•	Short-term notes, bonds, debentures or other debt instruments;

•	Repurchase agreements; and

•	Money market funds.
When-Issued and Forward Commitment Agreements
The funds may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date.
For example, a fund may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, a fund may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as dollar-rolls, buy/sell back transactions, cash and carry, or financing transactions. For example, a broker-dealer may seek to purchase a particular security that a fund owns. The fund will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date. This type of transaction generates income for the fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.
When purchasing securities on a when-issued or forward commitment basis, a fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of the security may decline prior to delivery, which could result in a loss to the fund. While the fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.
In purchasing securities on a when-issued or forward commitment basis, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to meet the purchase price. To the extent a fund remains fully invested or almost fully invested at the same time it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. When the time comes to pay for the when-issued securities, a fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the fund’s payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.
Investment Policies
Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the following policies apply at the time a fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a fund’s assets will not be considered in determining whether it has complied with its investment policies.
Fundamental Investment Policies
The funds’ fundamental investment policies are set forth below. These investment policies, a fund’s status as diversified and, except for NT Global Real Estate, a fund’s investment objective as set forth in its prospectus, may not be changed without approval of a majority of the outstanding votes of shareholders of a fund. Under the Investment Company Act, the vote of a majority of the outstanding votes of shareholders means, the vote of (A) 67 percent or more of the voting securities present at a shareholder meeting, if the holders of more than 50 percent of the outstanding voting securities are present or represented by proxy; or (B) more than 50 percent of the outstanding voting securities, whichever is less.

Subject	Policy
Senior Securities	A fund may not issue senior securities, except as permitted under the Investment Company Act.
Borrowing
A fund may not borrow money, except that a fund may borrow for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33⅓% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).

Lending
A fund may not lend any security or make any other loan if, as a result, more than 33⅓% of the fund’s total assets would be lent to other parties except, (i) through the purchase of debt securities in accordance with its investment objectives, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

Real Estate
A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent a fund from investing in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

Concentration	The funds will concentrate their investments in real estate securities.
Underwriting
A fund may not act as an underwriter of securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

Commodities
A fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

Control	A fund may not invest for purposes of exercising control over management.
For purposes of the investment policy relating to senior securities, a fund may borrow from any bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of such fund. In the event that such asset coverage falls below 300%, the fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings is at least 300%. In addition, when a fund enters into certain transactions involving potential leveraging, it will hold offsetting positions or segregate assets to cover such obligations at levels consistent with the guidance of the SEC and its staff.

For purposes of the investment policies relating to lending and borrowing, the funds have received an exemptive order from the SEC regarding an interfund lending program. Under the terms of the exemptive order, the funds may borrow money from or lend money to other American Century Investments-advised funds that permit these transactions. All such transactions will be subject to the limits for borrowing and lending set forth above. The funds will borrow money through the program only when the costs are equal to or lower than the costs of short-term bank loans. Interfund loans and borrowings normally extend only overnight, but can have a maximum duration of seven days. The funds will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The funds may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs. For purposes of the funds’ investment policy relating to borrowing, short positions held by the funds are not considered borrowings.
Nonfundamental Investment Policies
In addition, the funds are subject to the following investment policies that are not fundamental. These policies, along with the investment objective of NT Global Real Estate as set forth in its prospectus, may be changed by the Board of Directors.

Subject	Policy
Leveraging	A fund may not purchase additional investment securities at any time when outstanding borrowings exceed 5% of the total assets of the fund.
Liquidity
A fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

Short Sales
A fund may not sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin
A fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving futures, options (puts, calls, etc.), swaps, short sales, forward contracts, commitment agreements, and other similar investment techniques shall not be deemed to constitute purchasing securities on margin.

Futures and Options
A fund may enter into futures contracts and write and buy put and call options relating to futures contracts. A fund may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more than the notional value of the investment.

Issuers with Limited Operating Histories
A fund may invest a portion of its assets in the equity securities of issuers with limited operating histories. An issuer is considered to have a limited operating history if that issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation, consolidations, and research and development may be considered in determining whether a particular issuer has a record of three years of continuous operation.

For purposes of the funds’ investment policy relating to leveraging, short positions held by the funds are not considered borrowings.
The Investment Company Act imposes certain additional restrictions upon the funds’ ability to acquire securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and upon transactions with affiliated persons as defined by the Act. It also defines and forbids the creation of cross and circular ownership. Neither the SEC nor any other agency of the federal or state government participates in or supervises the management of the funds or their investment practices or policies.
Temporary Defensive Measures
For temporary defensive purposes, each fund may invest in securities that may not fit its investment objective or its stated market. During a temporary defensive period, the fund may direct its assets to the following investment vehicles:

•	interest-bearing bank accounts or certificates of deposit;

•	U.S. government securities and repurchase agreements collateralized by U.S. government securities; and

•	other money market funds.
To the extent a fund assumes a defensive position, it may not achieve its investment objective.
Portfolio Turnover
The portfolio turnover rate of each fund for its most recent fiscal year is included in the Fund Summary section of that fund’s prospectus. The portfolio turnover rate for each fund’s last five fiscal years (or a shorter period if the fund is less than five years old) is shown in the Financial Highlights tables in the prospectus. Variations in a fund’s portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase and redemption activity, varying market conditions, and/or changes in the managers’ investment outlook.

The portfolio managers will sell securities without regard to the length of time the security has been held. Accordingly, each fund’s portfolio turnover rate may be substantial.
The portfolio managers intend to purchase a given security whenever they believe it will contribute to the stated objective of a particular fund. In order to achieve each fund’s investment objectives, the portfolio managers may sell a given security regardless of the length of time it has been held in the portfolio and regardless of the gain or loss realized on the sale. The managers may sell a portfolio security if they believe that the security is not fulfilling its purpose because, among other things, it did not live up to the managers’ expectations, because it may be replaced with another security holding greater promise, because it has reached its optimum potential, because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.
When a general decline in security prices is anticipated, the funds may decrease or eliminate entirely their equity positions and increase their cash positions, and when a general rise in price levels is anticipated, the funds may increase their equity positions and decrease their cash positions. However, it should be expected that the funds will, under most circumstances, be essentially fully invested in equity securities.
Because investment decisions are based on a particular security’s anticipated contribution to a fund’s investment objective, the managers believe that the rate of portfolio turnover is irrelevant when they determine that a change is in order to pursue the fund’s investment objective. As a result, a fund’s annual portfolio turnover rate cannot be anticipated and may be higher than that of other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost the funds pay directly. Portfolio turnover also may affect the character of capital gains realized and distributed by the fund, if any, because short-term capital gains are characterized as ordinary income.
Because the managers do not take portfolio turnover rate into account in making investment decisions, (1) the managers have no intention of maintaining any particular rate of portfolio turnover, whether high or low; and (2) the portfolio turnover rates in the past should not be considered as representative of the rates that will be attained in the future.
Disclosure of Portfolio Holdings
ACIM has adopted policies and procedures with respect to the disclosure of fund portfolio holdings and characteristics, which are described below.
Distribution to the Public
Month-end full portfolio holdings for each fund will generally be made available for distribution 15 days after the end of each calendar quarter for each of the preceding three months. This disclosure is in addition to the portfolio disclosure in annual and semiannual shareholder reports and on Form N-Q, which disclosures are filed with the Securities and Exchange Commission within 60 days of each fiscal quarter end and also posted on americancentury.com at approximately the same time the filings are made. Beginning April 30, 2019, monthly portfolio disclosures will be filed with the Securities and Exchange Commission on Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter and also posted on americancentury.com at approximately the same time. The distribution of holdings after the above time periods is not limited.
On a monthly basis, top 10 holdings (on an absolute basis and relative to the appropriate benchmark) for each fund (except AC Alternatives Market Neutral Value Fund, which is limited to the top five pairs by type, as described below) will generally be made available for distribution 7 days after the end of each month, and will be posted on americancentury.com at approximately the same time.
Portfolio characteristics that are derived from portfolio holdings will be made available for distribution 7 days after the end of each month, or as soon thereafter as possible, which timeframe may vary by fund. Certain characteristics, as determined by the advisor, will be posted on americancentury.com monthly at approximately the time they are made available for distribution. Data derived from portfolio returns and any other characteristics not deemed confidential will be available for distribution at any time. The advisor may make determinations of confidentiality on a fund-by-fund basis, and may add or delete characteristics to or from those considered confidential at any time.
Any American Century Investments fund that sells securities short as an investment strategy will disclose full portfolio holdings in annual and semiannual shareholder reports and on Form N-Q (or, beginning April 30, 2019, Form N-PORT). These funds will make long and short holdings as of the end of a calendar quarter available for distribution 15 days after the end of each calendar quarter. These funds may also make limited disclosures as noted in the Single Event Requests section below. The distribution of holdings after the above time periods is not limited.
Examples of securities (both long and short) currently or previously held in a portfolio may be included in presentations or other marketing documents as soon as available. The inclusion of such examples is at the relevant portfolio’s team discretion.
So long as portfolio holdings are disclosed in accordance with the above parameters, the advisor makes no distinction among different categories of recipients, such as individual investors, institutional investors, intermediaries that distribute the funds’ shares, third-party service providers, rating and ranking organizations, and fund affiliates. Because this information is publicly available and widely disseminated, the advisor places no conditions or restrictions on, and does not monitor, its use. Nor does the advisor require special authorization for its disclosure.
Accelerated Disclosure
The advisor recognizes that certain parties, in addition to the advisor and its affiliates, may have legitimate needs for information about portfolio holdings and characteristics prior to the times prescribed above. Such accelerated disclosure is permitted under the circumstances described below.
Ongoing Arrangements
Certain parties, such as investment consultants who provide regular analysis of fund portfolios for their clients and intermediaries who pass through information to fund shareholders, may have legitimate needs for accelerated disclosure. These needs may include, for example, the preparation of reports for customers who invest in the funds, the creation of analyses of fund characteristics for intermediary or consultant clients, the reformatting of data for distribution to the intermediary’s or consultant’s clients, and the review of fund performance for ERISA fiduciary purposes.
In such cases, accelerated disclosure is permitted if the service provider enters an appropriate non-disclosure agreement with the funds’ distributor in which it agrees to treat the information confidentially until the public distribution date and represents that the information will be used only for the legitimate services provided to its clients (i.e., not for trading). Non-disclosure agreements require the approval of an attorney in the advisor’s legal department. The advisor’s compliance department receives quarterly reports detailing which clients received accelerated disclosure, what they received, when they received it and the purposes of such disclosure. Compliance personnel are required to confirm that an appropriate non-disclosure agreement has been obtained from each recipient identified in the reports.
Those parties who have entered into non-disclosure agreements as of December 31, 2018 are as follows:

•	Alight Solutions LLC

•	AllianceBernstein L.P.

•	American Fidelity Assurance Co.

•	Ameritas Life Insurance Corporation

•	AMP Capital Investors Limited

•	Annuity Investors Life Insurance Company

•	Aon Hewitt Investment Consulting

•	Athene Annuity & Life Assurance Company

•	AUL/American United Life Insurance Company

•	AXA Equitable Funds Management Group, LLC

•	Bell Globemedia Publishing

•	Bellwether Consulting, LLC

•	BNY Mellon Performance & Risk Analytics, LLC

•	Brighthouse Life Insurance Company

•	Callan Associates, Inc.

•	Calvert Asset Management Company, Inc.

•	Cambridge Associates, LLC

•	Cambridge Financial Services, Inc.

•	Capital Cities, LLC

•	Charles Schwab & Co., Inc.

•	Cleary Gull Inc.

•	Commerce Bank

•	Connecticut General Life Insurance Company

•	Corning Incorporated

•	Curcio Webb LLC

•	Deutsche AM Distributors, Inc.

•	EquiTrust Life Insurance Company

•	Farm Bureau Life Insurance Company

•	Finance-Doc Multimanagement AG

•	Fund Evaluation Group, LLC

•	Gavion, LLC

•	Government Employees Pension Service

•	Great-West Financial Retirement Plan Services, LLC

•	The Guardian Life Insurance Company of America

•	ICMA Retirement Corporation

•	Intel Corporation

•	InvesTrust Consulting, LLC

•	Iron Capital Advisors

•	Jefferson National Life Insurance Company

•	JLT Investment Management Limited

•	John Hancock Financial Services, Inc.

•	Kansas City Life Insurance Company

•	Kmotion, Inc.

•	Korea Investment Management Co. Ltd.

•	Korea Teachers Pension

•	Legal Super Pty Ltd.

•	The Lincoln National Life Insurance Company

•	Lipper Inc.

•	Marquette Associates

•	Massachusetts Mutual Life Insurance Company

•	Mercer Investment Management, Inc.

•	Merrill Lynch

•	Midland National Life Insurance Company

•	Minnesota Life Insurance Company

•	Modern Woodmen of America

•	Montana Board of Investments

•	Morgan Stanley Smith Barney LLC

•	Morningstar, Inc.

•	Morningstar Investment Management LLC

•	Morningstar Investment Services, Inc.

•	MUFG Union Bank, NA

•	Mutual of America Life Insurance Company

•	National Life Insurance Company

•	Nationwide Financial

•	NEPC

•	The Newport Group

•	Nomura Asset Management U.S.A. Inc.

•	Nomura Securities International, Inc.

•	Northwestern Mutual Life Insurance Co.

•	NYLIFE Distributors, LLC

•	Old Mutual Global Investors (UK) Limited

•	Pacific Life Insurance Company

•	Pavilion Advisory Group Inc.

•	Principal Life Insurance Company

•	Prudential Financial

•	RidgeWorth Capital Management, Inc.

•	Rocaton Investment Advisors, LLC

•	RSM US Wealth Management LLC

•	RVK, Inc.

•	S&P Financial Communications

•	Security Benefit Life Insurance Co.

•	Shinhan BNP Paribas Asset Management

•	SP-Fund Management Ltd.

•	State Street Global Exchange

•	SunTrust Bank

•	Symetra Life Insurance Company

•	Tokio Marine Asset Management Co., Ltd.

•	Towers Watson Investment Services, Inc.

•	Towers Watson Limited

•	UBS Financial Services, Inc.

•	UBS Wealth Management

•	Valic Financial Advisors Inc.

•	VALIC Retirement Services Company

•	Vestek Systems, Inc.

•	Voya Retirement Insurance and Annuity Company

•	Wells Fargo Bank, N.A.

•	Wilshire Associates Incorporated

•	Zeno Consulting Group, LLC
Once a party has executed a non-disclosure agreement, it may receive any or all of the following data for funds in which its clients have investments or are actively considering investment:
(1) Full holdings (both long and short) quarterly as soon as reasonably available;
(2) Full holdings (long only) monthly as soon as reasonably available;
(3) Top 10 holdings (top 5 pairs for each type for AC Alternatives Market Neutral Value Fund) monthly as soon as reasonably available; and
(4) Portfolio attributes (such as sector or country weights), characteristics and performance attribution monthly as soon as reasonably available.
The types, frequency and timing of disclosure to such parties vary.
Single Event Requests
In certain circumstances, the advisor may provide fund holding information on an accelerated basis outside of an ongoing arrangement with manager-level or higher authorization. For example, from time to time the advisor may receive requests for proposals (RFPs) from consultants or potential clients that request information about a fund’s holdings on an accelerated basis. As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP. In these circumstances, top 15 long and short holdings may be disclosed 7 days after the end of each month. Such disclosure may be presented in paired trades, such as by showing a long holding in one sector or security and a corresponding short holding in another sector or security together to show a long/short strategy. Such information will be provided with a confidentiality legend and only in cases where the advisor has reason to believe that the data will be used only for legitimate purposes and not for trading.
Service Providers
Various service providers to the funds and the funds’ advisor must have access to some or all of the funds’ portfolio holdings information on an accelerated basis from time to time in the ordinary course of providing services to the funds. These service providers include the funds’ custodian (daily, with no lag), auditors (as needed) and brokers involved in the execution of fund trades (as needed). Additional information about these service providers and their relationships with the funds and the advisor are provided elsewhere in this statement of additional information. In addition, the funds’ investment advisor may use analytical systems provided by third party data aggregators who have access to the funds’ portfolio holdings daily, with no lag. These data aggregators enter into separate non-disclosure agreements after authorization by an appropriate officer of the advisor. The agreements with service providers and data aggregators generally require that they treat the funds’ portfolio holdings information confidentially until the public distribution date and represent that the information will be used only for the legitimate services it provides (i.e., not for trading).

Additional Safeguards
The advisor’s policies and procedures include a number of safeguards designed to control disclosure of portfolio holdings and characteristics so that such disclosure is consistent with the best interests of fund shareholders, including procedures to address conflicts between the interests of shareholders and those of the advisor and its affiliates. First, the frequency with which this information is disclosed to the public, and the length of time between the date of the information and the date on which the information is disclosed, are selected to minimize the possibility of a third party improperly benefiting from fund investment decisions to the detriment of fund shareholders. In the event that a request for portfolio holdings or characteristics creates a potential conflict of interest that is not addressed by the safeguards and procedures described above, the advisor’s procedures require that such requests may only be granted with the approval of the advisor’s legal department and the relevant chief investment officers. In addition, distribution of portfolio holdings information, including compliance with the advisor’s policies and the resolution of any potential conflicts that may arise, is monitored quarterly by the advisor’s compliance department. Finally, the funds’ Board of Directors exercises oversight of disclosure of the funds’ portfolio securities. The board has received and reviewed a summary of the advisor’s policy and is informed on a quarterly basis of any changes to or violations of such policy detected during the prior quarter.
Neither the advisor nor the funds receive any compensation from any party for the distribution of portfolio holdings information.
The advisor reserves the right to change its policies and procedures with respect to the distribution of portfolio holdings information at any time. There is no guarantee that these policies and procedures will protect the funds from the potential misuse of holdings information by individuals or firms in possession of such information.
Management
The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	68	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust)(2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	68	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	68	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	68	None
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	68	None
Jan M. Lewis (1957)	Director	Since 2011	Retired	68	None
John R. Whitten (1946)	Director	Since 2008	Retired	68	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	73	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.
Qualifications of Directors
Generally, no one factor was decisive in the selection of the directors to the board. Qualifications considered by the board to be important to the selection and retention of directors include the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s educational background and accomplishments; (iii) the individual’s experience and expertise performing senior policy-making functions in business, government, education, accounting, law and/or administration; (iv) how the individual’s expertise and experience would contribute to the mix of relevant skills and experience on the board; (v) the individual’s ability to work effectively with the other members of the board; and (vi) the individual’s ability and willingness to make the time commitment necessary to serve as an effective director. In addition, the individuals’ ability to review and critically evaluate information, their ability to evaluate fund service providers, their ability to exercise good business judgment on behalf of fund shareholders, their prior service on the board, and their familiarity with the funds are considered important assets.
When assessing potential new directors, the board has a policy of considering individuals from various and diverse backgrounds. Such diverse backgrounds may include differences in professional experience, education, individual skill sets and other individual attributes. Additional information about each director’s individual educational and professional experience (supplementing the information provided in the table above) follows and was considered as part of his or her nomination to, or retention on, the board.

Thomas W. Bunn: BS in Business Administration, Wake Forest University; MBA in Finance, University of North Carolina at Chapel Hill; formerly Vice Chairman and President, KeyCorp (banking services); 31 years of experience in investment, commercial and corporate banking managing directorship roles with Bank of America
Chris H. Cheesman: BS in Business Administration (Accounting), Hofstra University; 32 years of experience in global financial services at AllianceBernstein; formerly, auditor with Price Waterhouse; Certified Public Accountant and Certified Financial Services Auditor
Barry Fink: BA in English and History, Binghamton University; Juris Doctorate, University of Michigan; formerly held leadership roles during a 20-year career with Morgan Stanley Investment Management; formerly asset management and securities law attorney at Seward & Kissel; serves on the Executive Committee of the Board of Directors of ICI Mutual Insurance Company
Rajesh K. Gupta: BS in Quantitative Analysis, New York University, Stern School of Business; MBA in Finance, New York University, Stern School of Business; formerly held leadership roles during 19-year career with Morgan Stanley Investment Management
Lynn Jenkins: BS in Accounting, Weber State University; AA in Business, Kansas State University; formerly, Kansas State Treasurer, Kansas State Senator and Kansas State Representative; 20 years of experience in finance and accounting, including as a certified public accountant
Jan M. Lewis: BS in Civil Engineering, University of Nebraska and MBA, Rockhurst College; Graduate Certificate in Financial Markets and Institutions, Boston University; formerly, President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) ; formerly, President, BUCON, Inc. (full-service design-build construction company); 20 years of experience with Butler Manufacturing Company (metal buildings producer) and its subsidiaries
Jonathan S. Thomas: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute
John R. Whitten: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; 13 years of experience with accounting firm Deloitte & Touche LLP
Stephen E. Yates: BS and MS in Industrial Engineering, University of Alabama; formerly, Executive Vice President, Technology & Operations, KeyCorp (banking services); formerly, President, USAA Information Technology Company (financial services); 33 years of experience in Information Technology; formerly, Director, Applied Industrial Technologies, Inc.
Responsibilities of the Board
The board is responsible for overseeing the advisor’s management and operations of the funds pursuant to the management agreement. Directors also have significant responsibilities under the federal securities laws. Among other things, they:

•	oversee the performance of the funds;

•	oversee the quality of the advisory and shareholder services provided by the advisor and other service providers to the funds;

•	review annually the fees paid to the advisor for its services;

•	monitor potential conflicts of interest between the funds and their affiliates, including the advisor;

•	oversee custody of assets and the valuation of securities; and

•	oversee the funds’ compliance program.
In performing their duties, board members receive detailed information about the funds, the advisor and other service providers to the funds regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management.
The board has all powers necessary or convenient to carry out its responsibilities. Consequently, the board may adopt bylaws providing for the regulation and management of the affairs of the funds and may amend and repeal them to the extent that such bylaws do not reserve that right to the funds’ shareholders. They may increase or reduce the number of board members and may, subject to the Investment Company Act, fill board vacancies. Board members also may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may establish and terminate committees consisting of two or more directors who may exercise the powers and authority of the board as determined by the directors. They may, in general, delegate such authority as they consider desirable to any officer of the funds, to any board committee and to any agent or employee of the funds or to any custodian, transfer agent, investor servicing agent, principal underwriter or other service provider for a fund.
To communicate with the board, or a member of the board, a shareholder should send a written communication addressed to the attention of the corporate secretary (the “Corporate Secretary”) at American Century Funds, P.O. Box 418210, Kansas City, Missouri 64141-9210. Shareholders who prefer to communicate by email may send their comments to corporatesecretary@americancentury.com. The Corporate Secretary will forward all such communications to each member of the Compliance and Shareholder Services Committee, or if applicable, the individual director(s) and/or committee chair named in the correspondence. However, if a shareholder communication is addressed exclusively to the funds’ independent directors, the Corporate

Secretary will forward the communication to the Compliance and Shareholder Services Committee chair, who will determine the appropriate action.
Board Leadership Structure and Standing Board Committees
Stephen E. Yates currently serves as the independent chairman of the board and has served in such capacity since 2018. All of the board’s members except for Jonathan S. Thomas are independent directors. The independent directors meet separately, as needed and at least in conjunction with each quarterly meeting of the board, to consider a variety of matters that are scheduled to come before the board and meet periodically with the funds’ Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No independent director may serve as an officer or employee of a fund. The board has also established several committees, as described below. The board believes that the current leadership structure, with independent directors filling all but one position on the board, with an independent director serving as chairman of the board, and with the board committees (with the exception of the Executive Committee) comprised only of independent directors is appropriate and allows for independent oversight of the funds.
The board has an Audit Committee that approves the funds’ (or corporation’s) engagement of the independent registered public accounting firm and recommends approval of such engagement to the independent directors. The committee also oversees the activities of the accounting firm, receives regular reports regarding fund accounting, oversees securities valuation (approving the funds’ valuation policy and receiving reports regarding instances of fair valuation thereunder) and receives regular reports from the advisor’s internal audit department. The committee currently consists of John R. Whitten (chair), Chris H. Cheesman, Lynn Jenkins and Jan M. Lewis. It met four times during the previous fiscal year ended October 31, 2018.
The board has a Governance Committee that is responsible for reviewing board procedures and committee structures. The committee also considers and recommends individuals for nomination as directors, and may recommend the creation of new committees. The names of potential director candidates may be drawn from a number of sources, including members of the board, management and shareholders. Shareholders may submit director nominations at any time to the Corporate Secretary, American Century funds, P.O. Box 418210, Kansas City, MO 64141-9210. When submitting nominations, shareholders should include the name, age and address of the candidate, as well as a detailed resume of the candidate’s qualifications and a signed statement from the candidate of his/her willingness to serve on the board. Shareholders submitting nominations should also include information concerning the number of fund shares and length of time held by the shareholder, and if applicable, similar information for the potential candidate. All nominations submitted by shareholders will be forwarded to the chair of the Governance Committee for consideration. The Corporate Secretary will maintain copies of such materials for future reference by the committee when filling board positions.
If this process yields more than one desirable candidate, the committee will rank them by order of preference depending on their qualifications and the funds’ needs. The candidate(s) may then be contacted to evaluate their interest and be interviewed by the full committee. Based upon its evaluation and any appropriate background checks, the committee will decide whether to recommend a candidate’s nomination to the board.
The Governance Committee also may recommend the creation of new committees, evaluate the membership structure of new and existing committees, consider the frequency and duration of board and committee meetings and otherwise evaluate the responsibilities, processes, resources, performance and compensation of the board. The committee currently consists of Stephen E. Yates (chair), Thomas W. Bunn, Chris H. Cheesman, Barry Fink, Lynn Jenkins, Jan M. Lewis and John R. Whitten. It met two times during the previous fiscal year ended October 31, 2018.
The board also has a Compliance and Shareholder Services Committee, which reviews the results of the funds’ compliance testing program, meets regularly with the funds’ Chief Compliance Officer, reviews shareholder communications, reviews quarterly reports regarding the quality of shareholder service provided by the advisor, and monitors implementation of the funds’ Code of Ethics. The committee currently consists of Barry Fink (chair), Thomas W. Bunn and Stephen E. Yates. It met four times during the previous fiscal year ended October 31, 2018.
The board has a Fund Performance Review Committee that meets quarterly to review the investment activities and strategies used to manage fund assets and monitor investment performance. The committee regularly receives reports from the advisor’s chief investment officer, portfolio managers and other investment personnel concerning the funds’ efforts to achieve their investment objectives. The committee also receives information regarding fund trading activities and monitors derivative usage. The committee does not review individual security selections. The committee currently consists of Jan M. Lewis (chair), Thomas W. Bunn, Chris H. Cheesman, Barry Fink, Lynn Jenkins, John R. Whitten and Stephen E. Yates. The committee met four times during the previous fiscal year ended October 31, 2018.
Finally, the board has an Executive Committee that performs the functions of the board between board meetings, subject to the limitations on its power set out in the Maryland General Corporation Law and except for matters requiring the action of the entire board under the Investment Company Act. The committee currently consists of Stephen E. Yates (chair) and Jonathan S. Thomas. It did not meet during the previous fiscal year ended October 31, 2018.
Risk Oversight by the Board
As previously disclosed, the board oversees the advisor’s management of the funds and meets at least quarterly with management of the advisor to review reports and receive information regarding fund operations. Risk oversight relating to the funds is one component of the board’s oversight and is undertaken in connection with the duties of the board. As described above, the board’s committees assist the board in overseeing various types of risks relating to the funds, including, but not limited to, investment risk, operational risk and enterprise risk. The board receives regular reports from each committee regarding the committee’s areas of oversight responsibility and, through those reports and its regular interactions with management of the advisor during and between meetings, analyzes, evaluates, and provides feedback on the advisor’s risk management processes. In addition, the board receives information regarding, and has discussions with senior management of the advisor about, the advisor’s enterprise risk management systems and strategies, including an annual review of the advisor’s risk management practices. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the board, or that the advisor’s risk management systems and strategies, and the board’s oversight thereof, will mitigate all elements of risk, or even all elements of material risk to the funds.
Board Compensation
For the fiscal year ended October 31, 2018, each independent director received the following compensation for his or her service to the corporation and the American Century family of funds. Under the terms of the management agreement with the advisor, the funds are responsible for paying such fees and expenses. Neither Jonathan Thomas nor any officers of the funds receives compensation from the funds.

Name of Director	Total Compensation for Service as Director of the Corporation(1)(2)	Total Compensation for Service as Directors/Trustees for the American Century Investments Family of Funds(3)
Independent Directors
Thomas W. Bunn	$96,084	$315,833
Barry Fink	$97,872	$322,000
Andrea C. Hall, Ph.D.(4)	$86,581	$284,167
Jan M. Lewis	$97,872	$322,000
James A. Olson(5)	$19,048	$60,000
M. Jeannine Strandjord(6)	$97,872	$322,000
John R. Whitten	$97,872	$322,000
Stephen E. Yates	$106,777	$385,792

[1]
Reflects the compensation paid to the directors by Global Real Estate, NT Global Real Estate and Real Estate aggregated with the compensation paid to the directors by the other series of the corporation.

[2]
Includes compensation paid to the directors for the fiscal year ended October 31, 2018, and also includes amounts deferred at the election of the directors under the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan.

[3]
Includes compensation paid to each director for his or her service as director/trustee for seven (in the case of Mr. Yates, eight) investment companies in the American Century Investments family of funds. The total amount of deferred compensation included in the table is follows: Mr. Bunn, $315,833; Mr. Olson, $60,000; Mr. Whitten, $199,640; and Mr. Yates, $385,792.

[4]	Ms. Hall retired from the board on August 31, 2018.

[5]	Mr. Olson retired from the board on December 31, 2017.

[6]	Ms. Strandjord retired from the board on December 31, 2018.
None of the funds currently provides any pension or retirement benefits to the directors except pursuant to the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan adopted by the corporation. Under the plan, the independent directors may defer receipt of all or any part of the fees to be paid to them for serving as directors of the funds. All deferred fees are credited to accounts established in the names of the directors. The amounts credited to each account then increase or decrease, as the case may be, in accordance with the performance of one or more American Century funds selected by the directors. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of funds from time to time.
Generally, deferred fees are not payable to a director until the distribution date elected by the director in accordance with the terms of the plan. Such distribution date may be a date on or after the director’s retirement date, but may be an earlier date if the director agrees not to make any additional deferrals after such distribution date. Distributions may commence prior to the elected payment date for certain reasons specified in the plan, such as unforeseeable emergencies, death or disability. Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a director, all remaining deferred fee account balances are paid to the director’s beneficiary or, if none, to the director’s estate.
The plan is an unfunded plan and, accordingly, the funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the funds have met all payment obligations under the plan. The rights of directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.
Ownership of Fund Shares
The directors owned shares in the funds as of December 31, 2018, as shown in the table below. Because Ms. Cheesman, Mr. Gupta and Ms. Jenkins were not directors as of December 31, 2018, they are not included in the table.

Name of Director
	Thomas W. Bunn	Barry Fink	Jan M. Lewis
Dollar Range of Equity Securities in the Funds:
Global Real Estate	A	C	A
NT Global Real Estate	A	A	A
Real Estate	A	A	A
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies	E	E	E
Ranges: A—none, B—$1-$10,000, C—$10,001-$50,000, D—$50,001-$100,000, E—More than $100,000

Name of Director
	Jonathan S. Thomas	John R. Whitten	Stephen E. Yates
Dollar Range of Equity Securities in the Funds:
Global Real Estate	E	A	A
NT Global Real Estate	A	A	A
Real Estate	E	C	A
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies	E	E	E
Ranges: A—none, B—$1-$10,000, C—$10,001-$50,000, D—$50,001-$100,000, E—More than $100,000
Beneficial Ownership of Affiliates by Independent Directors
No independent director or his or her immediate family members beneficially owned shares of the advisor, the funds’ principal underwriter or any other person directly or indirectly controlling, controlled by, or under common control with the advisor or the funds’ principal underwriter as of December 31, 2018 .
Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)
Code of Ethics
The funds, their investment advisor, principal underwriter and, if applicable, subadvisor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. They permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the funds, provided that they first obtain approval from the appropriate compliance department before making such investments.
Proxy Voting Policies
The advisor is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. The funds’ Board of Directors has approved the advisor’s proxy voting policies to govern the advisor’s proxy voting activities.
A copy of the advisor’s proxy voting policies is attached hereto as Appendix E. Information regarding how the advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the About Us page at americancentury.com. The advisor’s proxy voting record also is available on the SEC’s website at sec.gov.
The Funds’ Principal Shareholders
A list of the funds’ principal shareholders appears in Appendix A.
Service Providers
The funds have no employees. To conduct the funds’ day-to-day activities, the corporation has hired a number of service providers. Each service provider has a specific function to fill on behalf of the funds that is described below.
ACIM, ACS and ACIS are wholly owned, directly or indirectly, by ACC. The Stowers Institute for Medical Research (SIMR) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.
Investment Advisor
ACIM serves as the investment advisor for each of the funds. A description of the responsibilities of the advisor appears in each prospectus under the heading Management.
Each class of each fund is subject to a contractual unified management fee based on a percentage of the daily net assets of such class. For more information about the unified management fee, see The Investment Advisor under the heading Management in each fund’s prospectus. The amount of the fee is calculated daily and paid monthly in arrears. For Real Estate, which has a stepped fee schedule, the rate of the fee is determined by applying the formula indicated in the table below. This formula takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The funds in this statement of additional information do not have the same investment strategy and, therefore, are not combined for purposes of calculating strategy assets. The use of strategy assets, rather than fund assets, in calculating the fee rate for a particular fund could allow the fund to realize scheduled cost savings more quickly. However, it is possible that a fund’s strategy assets will not include assets of other client accounts or that any such assets may not be sufficient to result in a lower fee rate. The management fee schedules for the fund with a stepped fee schedule appears below.

Fund	Class	Percentage of Strategy Assets
Real Estate	Investor, A, C and R	1.20% of the first $100 million
1.15% of the next $900 million
1.10% of the next $1.0 billion
1.05% of the next $500 million
1.00% over $2.5 billion
	I and R5	1.00% of the first $100 million
0.95% of the next $900 million
0.90% of the next $1.0 billion
0.85% of the next $500 million
0.80% over $2.5 billion
	Y and R6	0.85% of the first $100 million
0.80% of the next $900 million
0.75% of the next $1.0 billion
0.70% of the next $500 million
0.65% over $2.5 billion
The management fee schedules for the funds without a stepped fee schedule are as follows:

Fund	Class	Management Fee Rate
Global Real Estate	Investor, A, C and R	1.11%
	I and R5	0.91%
	Y and R6	0.76%
NT Global Real Estate	Investor	1.11%
	G	0.76%
On each calendar day, each class of each fund accrues a management fee that is equal to the class’s management fee rate (as calculated pursuant to the above schedules) times the net assets of the class divided by 365 (366 in leap years). On the first business day of each month, the funds pay a management fee to the advisor for the previous month. The management fee is the sum of the daily fee calculations for each day of the previous month.
The management agreement between the corporation and the advisor shall continue in effect for a period of two years from its effective date (unless sooner terminated in accordance with its terms) and shall continue in effect from year to year thereafter for each fund so long as such continuance is approved at least annually by:

(1)	either the funds’ Board of Directors, or a majority of the outstanding voting securities of such fund (as defined in the Investment Company Act); and

(2)
the vote of a majority of the directors of the funds who are not parties to the agreement or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.

The management agreement states that the funds’ Board of Directors or a majority of the outstanding voting securities of each class of such fund may terminate the management agreement at any time without payment of any penalty on 60 days’ written notice to the advisor. The management agreement shall be automatically terminated if it is assigned.
The management agreement states that the advisor shall not be liable to the funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
The management agreement also provides that the advisor and its officers, directors and employees may engage in other business, render services to others, and devote time and attention to any other business, whether of a similar or dissimilar nature.
Certain investments may be appropriate for the funds and also for other clients advised by the advisor. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or funds. A particular security may be bought for one client or fund on the same day it is sold for another client or fund, and a client or fund may hold a short position in a particular security at the same time another client or fund holds a long position. In addition, purchases or sales of the same security may be made for two or more clients or funds on the same date. The advisor has adopted procedures designed to ensure such transactions will be allocated among clients and funds in a manner believed by the advisor to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.
The advisor may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the advisor believes that such aggregation provides the best execution for the funds. The Board of Directors has approved the policy of the advisor with respect to the aggregation of portfolio transactions. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. The advisor will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The advisor receives no additional compensation or remuneration as a result of such aggregation.
Unified management fees incurred by each fund for the fiscal years ended October 31, 2018, 2017, and 2016, are indicated in the following table.

Unified Management Fees
Fund	2018	2017	2016
Global Real Estate	$851,389¹	$963,308²	$1,224,573³
NT Global Real Estate	$1,262,723[4]	$3,241,220[5]	$3,835,471[6]
Real Estate	$10,972,792	$13,657,384	$16,047,935

[1]	Amount shown reflects waiver by advisor of $54,682 in management fees.

[2]	Amount shown reflects waiver by advisor of $73,317 in management fees.

[3]	Amount shown reflects waiver by advisor of $54,923 in management fees.

[4]	Amount shown reflects waiver by advisor of $2,619,367 in management fees.

[5]	Amount shown reflects waiver by advisor of $970,606 in management fees.

[6]	Amount shown reflects waiver by advisor of $193,200 in management fees.
Portfolio Managers
Accounts Managed
The portfolio managers are responsible for the day-to-day management of various accounts, as indicated by the following table. None of these accounts has an advisory fee based on the performance of the account.

Accounts Managed (As of October 31, 2018)
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Steven Brown	Number of Accounts	4	2	2
	Assets	$1.5 billion[1]	$206.1 million	$139.0 million
Steven Rodriguez	Number of Accounts	3	2	2
	Assets	$1.4 billion[1]	$206.1 million	$139.0 million

[1]	Includes $68.7 million in Global Real Estate, $980.6 million in Real Estate and $392.3 million in NT Global Real Estate.

Potential Conflicts of Interest
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century Investments has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing American Century Investments client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income and multi-asset strategies. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall around each of its equity investment disciplines (global growth equity, global value equity, and disciplined equity), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century Investments’ trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
American Century Investments may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century Investments has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century Investments has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.
Finally, investment of American Century Investments’ corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century Investments has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century Investments to the detriment of client portfolios.
Compensation
American Century Investments portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of October 31, 2018 , it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.
Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance of mutual funds a portfolio manager manages. Bonus payments are determined by a combination of factors. One factor is fund investment performance. The mutual funds’ investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally customized peer groups, such as those indicated below. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund.

Fund	Benchmark	Peer Group [1]
Global Real Estate	FTSE EPRA/NAREIT Global Index [2]	Morningstar Global Real Estate
NT Global Real Estate [3]	N/A	N/A
Real Estate	MSCI U.S. REIT Index	Morningstar Real Estate

[1]
Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable (i.e., has less peer turnover) over the long term and that more closely represents the fund’s true peers based on internal investment mandates.

[2]
Effective January 1, 2014, the benchmark changed from the MSCI All Country World IMI Real Estate Index to the FTSE EPRA/NAREIT Global Index, part of the FTSE EPRA/NAREIT Global Real Estate Index Series.

[3]	Performance of NT Global Real Estate is not separately considered in determining portfolio manager compensation.
Portfolio managers may have responsibility for multiple American Century Investments products. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility. Portfolio managers also may have responsibility for other types of similarly managed portfolios. If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable American Century Investments mutual fund (i.e., relative to the performance of a benchmark and/or peer group).
A second factor in the bonus calculation relates to the performance of a number of American Century Investments products managed according to one of the following investment disciplines: global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The composite for certain portfolio managers may include multiple disciplines. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.
Portfolio managers’ bonuses may also be tied to management of ETFs, profitability, or individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in global value equity based on the performance of the ACC stock during the restriction period (generally three to four years).
Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century Investments mutual funds in which the portfolio manager chooses to invest them.
Ownership of Securities
The following table indicates the dollar range of securities of each fund beneficially owned by the fund’s portfolio managers as of October 31, 2018 , the fund’s most recent fiscal year end.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Global Real Estate
Steven Brown	F
Steven Rodriguez	A
NT Global Real Estate[1]
Steven Brown	A
Steven Rodriguez	A
Real Estate
Steven Brown	A2
Steven Rodriguez	A2
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

[1]	The portfolio managers cannot invest directly in this fund, which is available for purchase only by certain funds of funds and collective investment trusts advised by American Century Investments.

[2]
This figure excludes 401(k) investments in collective trust vehicles that are managed substantially identically to Real Estate. Inclusion of such 401(k) investments would result in the amount categorized in the table as an F for Steven Brown and a C for Steven Rodriguez.

Transfer Agent and Administrator
American Century Services, LLC (ACS), 4500 Main Street, Kansas City, Missouri 64111, serves as transfer agent and dividend-paying agent for the funds. It provides physical facilities, computer hardware and software, and personnel for the day-to-day administration of the funds and the advisor. The advisor pays ACS’s costs for serving as transfer agent and dividend-paying agent for the funds out of the advisor’s unified management fee. For a description of this fee and the terms of its payment, see the above discussion under the caption Investment Advisor on page 25 .
Proceeds from purchases of fund shares may pass through accounts maintained by the transfer agent at Commerce Bank, N.A. or UMB Bank, n.a. before being held at the fund’s custodian. Redemption proceeds also may pass from the custodian to the shareholder through such bank accounts.
From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the advisor.
Sub-Administrator
The advisor has entered into an Administration Agreement with State Street Bank and Trust Company (SSB) to provide certain fund accounting, fund financial reporting, tax and treasury/tax compliance services for the funds, including striking the daily net asset value for each fund. The advisor pays SSB a monthly fee as compensation for these services that is based on the total net assets of accounts in the American Century complex serviced by SSB. ACS does pay SSB for some additional services on a per fund basis. While ACS continues to serve as the administrator of the funds, SSB provides sub-administrative services that were previously undertaken by ACS.
Distributor
The funds’ shares are distributed by American Century Investment Services, Inc. (ACIS), a registered broker-dealer. The distributor is a wholly owned subsidiary of ACC and its principal business address is 4500 Main Street, Kansas City, Missouri 64111.
The distributor is the principal underwriter of the funds’ shares. The distributor makes a continuous, best-efforts underwriting of the funds’ shares. This means the distributor has no liability for unsold shares. The advisor pays ACIS’s costs for serving as principal underwriter of the funds’ shares out of the advisor’s unified management fee. For a description of this fee and the terms of its payment, see the above discussion under the caption Investment Advisor on page 25 . ACIS does not earn commissions for distributing the funds’ shares.
Certain financial intermediaries unaffiliated with the distributor or the funds may perform various administrative and shareholder services for their clients who are invested in the funds. These services may include assisting with fund purchases, redemptions and exchanges, distributing information about the funds and their performance, preparing and distributing client account statements, and other administrative and shareholder services that would otherwise be provided by the distributor or its affiliates. The distributor may pay fees out of its own resources to such financial intermediaries for providing these services.

Custodian Bank
State Street Bank and Trust Company (SSB), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 serves as custodian of the funds’ cash and securities. Foreign securities, if any, are held by foreign banks participating in a network coordinated by SSB. The custodian takes no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodian and may purchase or sell certain securities from or to the custodian.
Securities Lending Agent
State Street Bank and Trust Company (SSB) serves as securities lending agent for the funds pursuant to a Securities Lending Administration Agreement. The funds did not loan their securities or employ SSB as securities lending agent during their most recent fiscal year. To the extent that the funds engage in securities lending during the current fiscal year, information concerning the amounts of income and fees/compensation related to securities lending activities will be included in the statement of additional information in the next annual update to the funds’ registration statement.
As the funds’ securities lending agent, SSB is expected to locate borrowers for fund securities, execute loans of portfolio securities pursuant to terms and parameters defined by the advisor and the Board of Directors, monitor the daily value of the loaned securities and collateral, require additional collateral as necessary, manage cash collateral, and provide certain limited recordkeeping and accounting services.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP is the independent registered public accounting firm of the funds. The address of Deloitte & Touche LLP is 1100 Walnut Street, Kansas City, Missouri 64106. As the independent registered public accounting firm of the funds, Deloitte & Touche LLP provides services including auditing the annual financial statements and financial highlights for each fund.
Brokerage Allocation
The advisor places orders for equity portfolio transactions with broker-dealers, who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges. The advisor purchases and sells fixed-income securities through principal transactions, meaning the advisor normally purchases securities on a net basis directly from the issuer or a primary market-maker acting as principal for the securities. The funds generally do not pay a stated brokerage commission on these transactions, although the purchase price for debt securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices).
Under the management agreement between the funds and the advisor, the advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. The funds’ policy is to secure the most favorable prices and execution of orders on its portfolio transactions. The advisor selects broker-dealers on their perceived ability to obtain “best execution” in effecting transactions in its clients’ portfolios. In selecting broker-dealers to effect portfolio transactions relating to equity securities, the advisor considers the full range and quality of a broker-dealer’s research and brokerage services, including, but not limited to, the following:

•	applicable commission rates and other transaction costs charged by the broker-dealer

•
value of research provided to the advisor by the broker-dealer (including economic forecasts, fundamental and technical advice on individual securities, market analysis, and advice, either directly or through publications or writings, as to the value of securities, availability of securities or of purchasers/sellers of securities)

•	timeliness of the broker-dealer’s trade executions

•	efficiency and accuracy of the broker-dealer’s clearance and settlement processes

•	broker-dealer’s ability to provide data on securities executions

•	financial condition of the broker-dealer

•	the quality of the overall brokerage and customer service provided by the broker-dealer
In transactions to buy and sell fixed-income securities, the selection of the broker-dealer is determined by the availability of the desired security and its offering price, as well as the broker-dealer’s general execution and operational and financial capabilities in the type of transaction involved. The advisor will seek to obtain prompt execution of orders at the most favorable prices or yields. The advisor does not consider the receipt of products or services other than brokerage or research services in selecting broker-dealers.
On an ongoing basis, the advisor seeks to determine what levels of commission rates are reasonable in the marketplace. In evaluating the reasonableness of commission rates, the advisor considers:

•	rates quoted by broker-dealers

•	the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved

•	the ability of a broker-dealer to execute large trades while minimizing market impact

•	the complexity of a particular transaction

•	the nature and character of the markets on which a particular trade takes place

•	the level and type of business done with a particular firm over a period of time

•	the ability of a broker-dealer to provide anonymity while executing trades

•	historical commission rates

•	rates that other institutional investors are paying, based on publicly available information
The brokerage commissions paid by the funds may exceed those that another broker-dealer might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker-dealer. Research services furnished by broker-dealers through whom the funds effect securities transactions may be used by the advisor in servicing all of its accounts, and not all such services may be used by the advisor in managing the portfolios of the funds.
Pursuant to its internal allocation procedures, the advisor regularly evaluates the brokerage and research services provided by each broker-dealer that it uses. On a periodic basis, members of the advisor’s portfolio management team assess the quality and value of research and brokerage services provided by each broker-dealer that provides execution services and research to the advisor for its clients’ accounts. The results of the periodic assessments are used to add or remove brokers from the approved brokers list, if needed, and to set research budgets for the following period.  Execution-only brokers are used where deemed appropriate.
In the fiscal years ended October 31, 2018, October 31, 2017 and October 31, 2016, the brokerage commissions including, as applicable, futures commissions, of the funds are listed in the following table.

Fund	2018	2017	2016
Global Real Estate	$135,917	$211,703	$330,769
NT Global Real Estate	$732,654	$981,750	$1,186,473
Real Estate	$1,320,997	$1,500,277	$1,893,665
Brokerage commissions paid by a fund may vary significantly from year to year as a result of changing asset levels throughout the year, portfolio turnover, varying market conditions, and other factors.
The funds’ distributor (ACIS) and investment advisor (ACIM) are wholly owned, directly or indirectly, by ACC. Nomura Holdings, Inc. (Nomura) is an equity investor in ACC. The funds listed below paid a subsidiary of Nomura (Affiliated Broker) the following brokerage commissions for the fiscal years ended October 31, 2018, October 31, 2017 and October 31, 2016.

Fund	2018	2017	2016¹
Global Real Estate	—	$166	—
NT Global Real Estate	—	$841	—

[1]	Nomura became an affiliated broker-dealer in May 2016. Brokerage commissions shown are those paid during the portion of the year the fund considered Nomura to be an affiliated broker-dealer.
For the fiscal year ended October 31, 2018, the following table shows the percentage of the fund’s aggregate brokerage commissions paid to the Affiliated Broker and the percentage of the fund’s aggregate dollar amount of portfolio transactions involving the payment of commissions effected through the Affiliated Broker.

Fund	Percentage of Brokerage Commissions	Percentage of Dollar Amount Portfolio Transactions
Global Real Estate	0%	0%
NT Global Real Estate	0%	0%
Regular Broker-Dealers
As of the end of its most recently completed fiscal year, Global Real Estate, NT Global Real Estate and Real Estate owned no securities of its regular brokers or dealers (as defined by Rule 10b-1 under the Investment Company Act) or of their parent companies.
Information About Fund Shares
Each of the funds named on the front of this statement of additional information is a series of shares issued by the corporation, and shares of each fund have equal voting rights. In addition, each series (or fund) may be divided into separate classes. See Multiple Class Structure, which follows. Additional funds and classes may be added without a shareholder vote.

Each fund votes separately on matters affecting that fund exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the corporation’s (all funds’) outstanding shares may be able to elect a Board of Directors. The corporation undertakes dollar-based voting, meaning that the number of votes a shareholder is entitled to is based upon the dollar amount of the shareholder’s investment. The election of directors is determined by the votes received from all the corporation’s shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group.
The assets belonging to each series are held separately by the custodian, and the shares of each series represent a beneficial interest in the principal, earnings and profit (or losses) of investments and other assets held for each series. Within their respective series, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable.
Each shareholder has rights to dividends and distributions declared by the fund he or she owns and to the net assets of such fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the fund.
Multiple Class Structure
The corporation’s Board of Directors has adopted a multiple class plan pursuant to Rule 18f-3 adopted by the SEC. The plan is described in the prospectus of any fund that offers more than one class. Pursuant to such plan, the funds may issue the following classes of shares: Investor Class, G Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. Not all funds offer all classes.
Shares of NT funds are only available for purchase by certain funds and collective investment trusts advised by American Century Investments. Shares of all other funds are available as follows.
The Investor Class is made available to investors directly from American Century Investments and/or through some financial intermediaries. Additional information regarding eligibility for Investor Class shares may be found in the funds’ prospectuses. The I Class is made available to institutional shareholders or through financial intermediaries that provide various shareholder and administrative services. Y Class shares are available through financial intermediaries that offer fee-based advisory programs. The A and C Classes also are made available through financial intermediaries, for purchase by individual investors who receive advisory and personal services from the intermediary. The R Class is made available through financial intermediaries and is generally used in 401(k) and other retirement plans. The R5 and R6 Classes are generally available only to participants in employer-sponsored retirement plans where a financial intermediary provides recordkeeping services to plan participants. The classes have different unified management fees as a result of their separate arrangements for shareholder services. In addition, the A, C and R Class shares each are subject to a separate Master Distribution and Individual Shareholder Services Plan (the A Class Plan, C Class Plan and R Class Plan, respectively, and collectively, the plans) described below. The plans have been adopted by the funds’ Board of Directors in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.
Rule 12b-1
Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by its Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors of Global Real Estate and Real Estate have approved and entered into the A Class Plan, C Class Plan and R Class Plan, respectively. The plans are described below.
In adopting the plans, the Board of Directors (including a majority of directors who are not interested persons of the funds, as defined in the Investment Company Act, hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the plans would benefit the funds and the shareholders of the affected class. Some of the anticipated benefits include improved name recognition of the funds generally; and growing assets in existing funds, which helps retain and attract investment management talent, provides a better environment for improving fund performance, and can lower the total expense ratio for funds with stepped-fee schedules. Pursuant to Rule 12b-1, information about revenues and expenses under the plans is presented to the Board of Directors quarterly. Continuance of the plans must be approved by the Board of Directors, including a majority of the independent directors, annually. The plans may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the plans may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by a majority of outstanding shareholder votes of the affected class.
All fees paid under the plans will be made in accordance with Section 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
The Share Class Plans
As described in the prospectuses, the A, C and R Class shares of the funds are made available to persons purchasing through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services. In addition, the A, C and R Classes are made available to participants in employer-sponsored retirement plans. The funds’ distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the funds’ shares and/or the use of the funds’ shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that would otherwise be performed by the funds’ transfer agent may be performed by a plan sponsor (or its agents) or by a financial intermediary for A, C and R Class investors. In addition to such services, the financial intermediaries provide various individual shareholder and distribution services.
To enable the funds’ shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds’ Board of Directors has adopted the A, C and R Class Plans. Pursuant to the plans, the following fees are paid and described further below.
A Class
The A Class pays the funds’ distributor 0.25% annually of the average net asset value of the A Class shares. The distributor may use these fees to pay for certain ongoing shareholder and administrative services and for distribution services, including past distribution services. This payment is fixed at 0.25% and is not based on expenses incurred by the distributor.
C Class
The C Class pays the funds’ distributor 1.00% annually of the average daily net asset value of the funds’ C Class shares, 0.25% of which is paid for certain ongoing individual shareholder and administrative services and 0.75% of which is paid for distribution services. This payment is fixed at 1.00% and is not based on expenses incurred by the distributor.
R Class
The R Class pays the funds’ distributor 0.50% annually of the average daily net asset value of the R Class shares. The distributor may use these fees to pay for certain ongoing shareholder and administrative services and for distribution services, including past distribution services. This payment is fixed at 0.50% and is not based on expenses incurred by the distributor.
During the funds’ fiscal year ended October 31, 2018, the aggregate amount of fees paid under each class plan is listed in the table below.

	A Class	C Class	R Class
Global Real Estate	$6,361	$30,123	$792
Real Estate	$158,803	$82,620	$45,604
The distributor then makes these payments to the financial intermediaries (including underwriters and broker-dealers, who may use some of the proceeds to compensate sales personnel) who offer the A, C and R Class shares for the services described below. No portion of these payments is used by the distributor to pay for advertising, printing costs or interest expenses.
Payments may be made for a variety of individual shareholder services, including, but not limited to:

(a)	providing individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals;

(b)	creating investment models and asset allocation models for use by shareholders in selecting appropriate funds;

(c)	conducting proprietary research about investment choices and the market in general;

(d)	periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation;

(e)	consolidating shareholder accounts in one place;

(f)	paying service fees for providing personal, continuing services to investors, as contemplated by the Conduct Rules of FINRA; and

(g)	other individual services.
Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.
Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of A, C and R Class shares, which services may include but are not limited to:

(a)	paying sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell A, C and R Class shares pursuant to selling agreements;

(b)	compensating registered representatives or other employees of the distributor who engage in or support distribution of the funds’ A, C and R Class shares;

(c)	compensating and paying expenses (including overhead and telephone expenses) of the distributor;

(d)	printing prospectuses, statements of additional information and reports for other-than-existing shareholders;

(e)	preparing, printing and distributing sales literature and advertising materials provided to the funds’ shareholders and prospective shareholders;

(f)	receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;

(g)	providing facilities to answer questions from prospective shareholders about fund shares;

(h)	complying with federal and state securities laws pertaining to the sale of fund shares;

(i)	assisting shareholders in completing application forms and selecting dividend and other account options;

(j)	providing other reasonable assistance in connection with the distribution of fund shares;

(k)	organizing and conducting sales seminars and payments in the form of transactional and compensation or promotional incentives;

(l)	profit on the foregoing; and

(m)
such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of the agreement between the corporation and the funds’ distributor and in accordance with Rule 12b-1 of the Investment Company Act.

Valuation of a Fund’s Securities
The net asset value (NAV) for each class of each fund is calculated by adding the value of all portfolio securities and other assets attributable to the class, deducting liabilities, and dividing the result by the number of shares of the class outstanding. Expenses and interest earned on portfolio securities are accrued daily.
All classes of the funds except the A Class are offered at their NAV. The A Class of the funds is offered at its public offering price, which is the NAV plus the appropriate sales charge. This calculation may be expressed as a formula:
Offering Price = NAV/(1 – Sales Charge as a % of Offering Price)
For example, if the NAV of a fund’s A Class shares is $5.00, the public offering price would be $5.00/(1-5.75%) = $5.31.
Each fund’s NAV is calculated as of the close of business of the New York Stock Exchange (the NYSE), each day the NYSE is open for business. The NYSE usually closes at 4 p.m. Eastern time. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although the funds expect the same holidays to be observed in the future, the NYSE may modify its holiday schedule at any time.
The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last reported sale price as of the time of valuation. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding official close price or last sale price of such securities on the foreign exchange where primarily traded or at the time the fund’s NAV is determined, if that foreign exchange is open later than the NYSE. The value of any security or other asset denominated in a currency other than U.S. dollars is then converted to U.S. dollars at the prevailing foreign exchange rate at the time the fund’s NAV is determined. Securities that are neither listed on a securities exchange or traded over the counter may be priced using the mean of the bid and asked prices obtained from an independent broker who is an established market maker in the security. The fund may use third party pricing services to assist in the determination of market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined according to procedures adopted by the Board of Directors.
Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers according to procedures established by the Board of Directors.
Securities maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium, unless the directors determine that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith using methods approved by the Board of Directors.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the NYSE is open. If an event were to occur after the value of a security was established, but before the NAV was determined, that was likely to materially change the NAV, then that security would be valued as determined according to procedures adopted by the Board of Directors.
Trading of these securities in foreign markets may not take place on every day that the NYSE is open. In addition, trading may take place in various foreign markets and on some electronic trading networks on Saturdays or on other days when the NYSE is not open and on which the funds’ NAVs are not calculated. Therefore, these calculations do not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation, and the value of the funds’ portfolios may be affected on days when shares of the funds may not be purchased or redeemed.
Taxes
Federal Income Taxes
Each fund intends to qualify annually as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). RICs generally are not subject to federal and state income taxes. To qualify as a RIC a fund must, among other requirements, distribute substantially all of its net investment income and net realized capital gains (if any) to investors each year. If a fund were not eligible to be treated as a RIC, it would be liable for taxes at the fund level on all its income, significantly reducing its distributions to investors and eliminating investors’ ability to treat distributions received from the fund in the same manner in which they were realized by the fund. Under certain circumstances, the Code allows funds to cure deficiencies that would otherwise result in the loss of RIC status, including by paying a fund-level tax.
To qualify as a RIC, a fund must meet certain requirements of the Code, among which are requirements relating to sources of its income and diversification of its assets. A fund is also required to distribute 90% of its investment company taxable income each year. Additionally, a fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and 98.2% of capital gains (as of October 31) to avoid the nondeductible 4% federal excise tax on any undistributed amounts.
A fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund, defer fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were sold), which may cause the fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements of the Code for relief from income and excise taxes. A fund will monitor its transactions and may make such tax elections as fund management deems appropriate with respect to these transactions.
A fund’s investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any foreign taxes paid by a fund will reduce its dividend distributions to investors.
If more than 50% of the value of a fund’s total assets at the end of its fiscal year consists of securities of foreign corporations, the fund may make an election with the Internal Revenue Service (IRS) with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit. If such an election is made, the eligible foreign taxes will be treated as income received by you. In order for you to utilize the foreign tax credit, you must have held your shares for 16 days or more during the 31-day period, beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to securities to which a dividend is attributable. Any foreign taxes withheld on payments made “in lieu of” dividends or interest with respect to loaned securities will not qualify for the pass-through foreign tax credit to shareholders. Any portion of the foreign tax credit that is ineligible will be deducted in computing net investment income.
If a fund purchases the securities of certain foreign investment entities called passive foreign investment companies (PFIC), capital gains on the sale of those holdings will be deemed ordinary income regardless of how long the fund holds the investment. The fund also may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to the fund. To avoid such tax and interest, the fund may elect to treat PFICs as sold on the last day of its fiscal year, mark-to-market these securities, and recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income each year.
As of October 31, 2018, the funds in the table below had the following capital loss carryovers. When a fund has a capital loss carryover, it does not make capital gains distributions until the loss has been offset. The Regulated Investment Company Modernization Act of 2010 allows the funds to carry forward capital losses incurred in future taxable years for an unlimited period.

Fund	Unlimited
Global Real Estate	$399,023
NT Global Real Estate	$32,245,297
Real Estate	—
If you have not complied with certain provisions of the Internal Revenue Code and Regulations, either American Century Investments or your financial intermediary is required by federal law to withhold and remit to the IRS the applicable federal withholding rate on reportable payments (which may include dividends, capital gains distributions and redemption proceeds). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your account application. Payments reported by us to the IRS that omit your Social Security number or tax identification number will subject us to a non-refundable penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed.
If fund shares are purchased through taxable accounts, distributions of either cash or additional shares of net investment income and net short-term capital gains are taxable to you as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of a fund, in which case such distributions are taxed at the same rate as long-term capital gains. Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period and the stock was not on loan at the time of the dividend. The required holding period for qualified dividend income is met if the underlying shares are held more than 60 days in the 121-day period beginning 60 days prior to the ex-dividend date. Dividends received by the funds on shares of stock of domestic corporations may qualify for the 70% dividends received deduction when distributed to corporate shareholders to the extent that the fund held those shares for more than 45 days. The funds do not expect a significant portion of their distributions to be qualified dividend income or to qualify for the corporate dividends-received deduction.
Distributions from gains on assets held by a fund longer than 12 months are taxable as long-term gains regardless of the length of time you have held your shares in the fund. If you purchase shares in the fund and sell them at a loss within six months, your loss on the sale of those shares will be treated as a long-term capital loss to the extent of any long-term capital gains dividend you received on those shares.
Each fund may use the “equalization method” of accounting to allocate a portion of its earnings and profits to redemption proceeds. Although using this method generally will not affect a fund's total returns, it may reduce the amount that a fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of fund shares on fund distributions to shareholders.
A redemption of shares of a fund (including a redemption made in an exchange transaction) will be a taxable transaction for federal income tax purposes, and you generally will recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the “wash sale” rules of the Code, postponing the recognition of such loss for federal income tax purposes.
A 3.8% Medicare contribution tax is imposed on net investment income, including interest, dividends and capital gains, provided you meet specified income levels.
Investments in REITs
An investment by the funds in the equity securities of real estate investment trusts (REITs) may result in the funds’ receipt of cash distributions from the REIT in excess of the REIT’s earnings. Global Real Estate, NT Global Real Estate and Real Estate may choose to distribute these amounts, which could be considered a return of capital (ROC) to fund shareholders for U.S. federal income tax purposes. Although ROC distributions are not taxable to the fund shareholders, these distributions will reduce shareholders’ cost basis in the funds, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares by a shareholder. Dividends received by the funds from REITs will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
Taxation of Certain Mortgage REITs
The funds may invest in REITs that hold residual interests in real estate mortgage investment conduits. Under Treasury regulations, a portion of a fund’s income from a REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (REMIC) (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations provide that excess inclusion income of a RIC, such as a fund, will be allocated to shareholders of the RIC in proportion to the dividends received by them with the same consequences as if these shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business inclusion income, thus requiring the entity to pay tax on some income. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.
State and Local Taxes
Distributions by the funds also may be subject to state and local taxes, even if all or a substantial part of those distributions are derived from interest on U.S. government obligations which, if you received such interest directly, would be exempt from state income tax. However, most, but not all, states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of these distributions in your own state.
The information above is only a summary of some of the tax considerations affecting the funds and their U.S. shareholders. No attempt has been made to discuss individual tax consequences. A prospective investor should consult with his or her tax advisors or state or local tax authorities to determine whether the funds are suitable investments.
Financial Statements
The funds’ financial statements and financial highlights for the fiscal year ended October 31, 2018, have been audited by Deloitte & Touche LLP, independent registered public accounting firm. Their Reports of Independent Registered Public Accounting Firm and the financial statements included in the annual reports of each of these funds for the fiscal year ended October 31, 2018, are incorporated herein by reference.

Appendix A – Principal Shareholders
As of January 30, 2019 , the following shareholders owned more than 5% of the outstanding shares of a class of the funds. The table shows shares owned of record unless otherwise noted.

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Global Real Estate
Investor Class
	Charles Schwab & Co., Inc. San Francisco, California	28%
	American Enterprise Investment Svc Minneapolis, Minnesota	24%
	LPL Financial San Diego, California	8%
	National Financial Services LLC Jersey City, New Jersey	7%
	Pershing LLC Jersey City, New Jersey	6%
I Class
	Charles Schwab & Co., Inc. San Francisco, California	68%
	Morgan Stanley Smith Barney New York, New York	15%
	National Financial Services LLC Jersey City, New Jersey	6%
Y Class
	Pershing LLC Jersey City, New Jersey	98%
A Class
	Pershing LLC Jersey City, New Jersey	44%
	American Enterprise Investment Svc Minneapolis, Minnesota	24%
	Charles Schwab & Co., Inc. San Francisco, California	8%
	National Financial Services LLC Jersey City, New Jersey	7%
	MLPF&S Jacksonville, Florida	6%
C Class
	Pershing LLC Jersey City, New Jersey	35%
	American Enterprise Investment Svc Minneapolis, Minnesota	17%
	Morgan Stanley Smith Barney New York, New York	15%
	MLPF&S Jacksonville, Florida	12%
	Spec CDY A/C EXCL Ben Cust UBSFSI Weehawken, New Jersey	8%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Global Real Estate
R Class
	SSB&T LizLukeLLC Elizabeth Lucchesi Alexandria, Virginia	18%
	Ascensus Trust Company FBO Ace Hardware of Chattanooga (401k) Fargo, North Dakota	10%
	Matrix Trust Company Cust FBO Renaissance Publishing LLC Denver, Colorado	6%
R5 Class
	American Century Investment Management Inc. Kansas City, Missouri Shares owned of record and beneficially.	100%
R6 Class
	Voya Retirement Insurance and Annuity Company Windsor, Connecticut	29%
	National Financial Services LLC Jersey City, New Jersey	23%
	Great-West Trust Company LLC Greenwood Village, Colorado	18%
	State Street Bank & Trust Co TTEE FBO Hallmark Voluntary EE Bene Tr Quincy, Massachusetts	8%
	Great-West Trust FBO RTC TR FBO Certain Retirement Plans Greennwood Village, Colorado	6%
	Lincoln New York Corporate Variable Universal Life Series 3 Fort Wayne, Indiana	5%
NT Global Real Estate
Investor Class
	American Century Serv Corp SSB&T Custodian One Choice Portfolio Moderate Omnibus Kansas City, Missouri Shares owned of record and beneficially.	38%
	American Century Serv Corp SSB&T Custodian One Choice Portfolio Aggressive Omnibus Kansas City, Missouri Shares owned of record and beneficially.	34%
	American Century Serv Corp SSB&T Custodian One Choice Portfolio Conservative Omnibus Kansas City, Missouri Shares owned of record and beneficially.	19%
	American Century Serv Corp SSB&T Custodian One Choice Portfolio Very Aggressive Omnibus Kansas City, Missouri Shares owned of record and beneficially.	9%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
NT Global Real Estate
G Class
	American Century Serv Corp SSB&T Custodian One Choice 2035 Portfolio NT Global Real Estate Omnibus Kansas City, Missouri Shares owned of record and beneficially.	16%
	American Century Serv Corp SSB&T Custodian One Choice 2045 Portfolio NT Global Real Estate Omnibus Kansas City, Missouri Shares owned of record and beneficially.	14%
	American Century Services LLC SSB&T Custodian One Choice 2040 Portfolio NT Global Real Estate Omnibus Kansas City, Missouri Shares owned of record and beneficially.	14%
	American Century Services LLC SSB&T Custodian One Choice 2030 Portfolio NT Global Real Estate Omnibus Kansas City, Missouri Shares owned of record and beneficially.	13%
	American Century Services LLC SSB&T Custodian One Choice 2025 Portfolio NT Global Real Estate Omnibus Kansas City, Missouri Shares owned of record and beneficially.	13%
	American Century Services LLC SSB&T Custodian One Choice 2050 Portfolio NT Global Real Estate Omnibus Kansas City, Missouri Shares owned of record and beneficially.	10%
	American Century Services LLC SSB&T Custodian One Choice 2020 Portfolio NT Global Real Estate Omnibus Kansas City, Missouri Shares owned of record and beneficially.	7%
	American Century Serv Corp SSB&T Custodian One Choice In Retirement Portfolio NT Global Real Estate Omnibus Kansas City, Missouri Shares owned of record and beneficially.	6%
	American Century Services LLC SSB&T Custodian One Choice 2055 Portfolio NT Global Real Estate Omnibus Kansas City, Missouri Shares owned of record and beneficially.	6%
Real Estate
Investor Class
	Charles Schwab & Co., Inc. San Francisco, California	10%
	National Financial Services LLC Jersey City, New Jersey	10%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Real Estate
I Class
	National Financial Services LLC Jersey City, New Jersey	25%
	Band & Co c/o US Bank Milwaukee, Wisconsin	16%
	MLPF&S Jacksonville, Florida	14%
	Charles Schwab & Co., Inc. San Francisco, California	10%
	Pershing LLC Jersey City, New Jersey	6%
	Ameritrade Inc. Omaha, Nebraska	6%
	Spec CDY A/C EXCL Ben Cust UBSFSI Weehawken, New Jersey	5%
Y Class
	Mori & Co Kansas City, Missouri	49%
	JP Morgan Securities LLC Brooklyn, New York	49%
A Class
	Pershing LLC Jersey City, New Jersey	13%
	American United Life Indianapolis, Indiana Includes 10.36% registered for the benefit of Group Retirement Annuity II separate accounts	12%
	Massachusetts Mutual Life Insurance Springfield, Massachusetts	9%
	National Financial Services LLC Jersey City, New Jersey	8%
	MLPF&S Jacksonville, Florida	8%
	Nationwide Trust Co FSB Columbus, Ohio	7%
C Class
	Pershing LLC Jersey City, New Jersey	17%
	MLPF&S Jacksonville, Florida	16%
	American Enterprise Investment Svc Minneapolis, Minnesota	14%
	Wells Fargo Clearing Services LLC St. Louis, Missouri	12%
	Spec Cdy A/C Excl Ben Cust UBSFSI Weehawken, New Jersey	7%
	Morgan Stanley Smith Barney New York, New York	6%
	Charles Schwab & Co., Inc. San Francisco, California	6%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record
Real Estate
R Class
	State Street BK/TR as TTEE and/or CUST FBO ADP Access Product Boston, Massachusetts	29%
	MLPF&S Jacksonville, Florida	10%
	Massachusetts Mutual Life Insurance Springfield, Massachusetts	8%
	Fthill Pulm & Crit Care Cnslt Med C/O Fascore LLC Greenwood Village, Colorado	5%
R5 Class
	American Century Investment Management Inc. Kansas City, Missouri Shares owned of record and beneficially.	100%
R6 Class
	Maxim Series Fund Inc. Greenwood Village, Colorado	50%
	National Financial Services LLC Jersey City, New Jersey	9%
	State Street BK/TR as TTEE and/or CUST Boston, Massachusetts Includes 5.69% registered for the benefit of ADP Access Product Retirement Plans	8%
	Valic Retirement Services FBO AIGFSB (Cust)(TTEE) FBO Retirement Plans Houston, Texas	7%
	DCGT Trustee & or Custodian FBO PLIC Various Retirement Plans Des Moines, Iowa	5%

The funds are unaware of any other shareholders, beneficial or of record, who own more than 5% of any class of a fund’s outstanding shares or who own more than 25% of the voting securities of the corporation. A shareholder owning beneficially more than 25% of the corporation’s outstanding shares may be considered a controlling person. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. As of January 30, 2019, the officers and directors of the funds, as a group, owned less than 1% of any class of a fund’s outstanding shares.

Appendix B – Sales Charges and Payments to Dealers
Sales Charges
The sales charges applicable to the A and C Classes of the funds are described in the prospectuses for those classes in the section titled Investing Through a Financial Intermediary. Shares of the A Class are subject to an initial sales charge, which declines as the amount of the purchase increases. Additional information regarding reductions and waivers of the A Class sales charge may be found in the funds’ prospectuses.
Shares of the A and C Classes are subject to a contingent deferred sales charge (CDSC) upon redemption of the shares in certain circumstances. The specific charges and when they apply are described in the relevant prospectuses. The CDSC may be waived for certain redemptions by some shareholders, as described in the prospectuses.
An investor may terminate his relationship with an intermediary at any time. If the investor does not establish a relationship with a new intermediary and transfer any accounts to that new intermediary, such accounts may be exchanged to the Investor Class of the fund, if such class is available. The investor will be the shareholder of record of such accounts. In this situation, any applicable CDSCs will be charged when the exchange is made.
The aggregate CDSCs paid to the distributor for the C Class shares in the fiscal year ended October 31, 2018, were:

Global Real Estate	$17
Real Estate	$88
Payments to Dealers
The funds’ distributor expects to pay dealer commissions to the financial intermediaries who sell A and/or C Class shares of the fund at the time of such sales. Payments for A Class shares are as follows:

Purchase Amount	Dealer Commission as a % of Offering Price
< $50,000	5.00%
$50,000 - $99,999	4.00%
$100,000 - $249,999	3.25%
$250,000 - $499,999	2.00%
$500,000 - $999,999	1.75%
$1,000,000 - $3,999,999	1.00%
$4,000,000 - $9,999,999	0.50%
> $10,000,000	0.25%
No dealer commission will be paid on purchases by employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. Payments will equal 1.00% of the purchase price of the C Class shares sold by the intermediary. The distributor will retain the 12b-1 fee paid by the C Class of funds for the first 12 months after the shares are purchased. This fee is intended in part to permit the distributor to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. Beginning with the first day of the 13th month, the distributor will make the C Class distribution and individual shareholder services fee payments described above to the financial intermediaries involved on a quarterly basis. In addition, C Class purchases and A Class purchases greater than $1,000,000 are subject to a CDSC as described in the prospectuses.
From time to time, the distributor may make additional payments to dealers, including but not limited to payment assistance for conferences and seminars, provision of sales or training programs for dealer employees and/or the public (including, in some cases, payment for travel expenses for registered representatives and other dealer employees who participate), advertising and sales campaigns about a fund or funds, and assistance in financing dealer-sponsored events. Other payments may be offered as well, and all such payments will be consistent with applicable law, including the then-current rules of the Financial Industry Regulatory Authority. Such payments will not change the price paid by investors for shares of the funds.

B-1

Appendix C – Buying and Selling Fund Shares
Information about buying, selling, exchanging and, if applicable, converting fund shares is contained in the funds’ prospectuses. The prospectuses are available to investors without charge and may be obtained by calling us.
Employer-Sponsored Retirement Plans
Certain group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers are eligible to purchase Investor, A, C, R, R5 and R6 Class shares. Employer-sponsored retirement plans are not eligible to purchase I and Y Class shares. However, employer-sponsored retirement plans that were invested in the I Class prior to April 10, 2017 may make additional purchases. A and C Class purchases are available at net asset value with no dealer commission paid to the financial professional and do not incur a CDSC. A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. American Century Investments does not impose minimum initial investment amount, plan size or participant number requirements by class for employer-sponsored retirement plans; however, financial intermediaries or plan recordkeepers may require plans to meet different requirements.
Examples of employer-sponsored retirement plans include the following:

•	401(a) plans

•	pension plans

•	profit sharing plans

•	401(k) plans (including plans with a Roth 401(k) feature, SIMPLE 401(k) plans and Solo 401(k) plans)

•	money purchase plans

•	target benefit plans

•	Taft-Hartley multi-employer pension plans

•	SERP and “Top Hat” plans

•	ERISA trusts

•	employee benefit plans and trusts

•	employer-sponsored health plans

•	457 plans

•	KEOGH or HR(10) plans

•	employer-sponsored 403(b) plans (including plans with a Roth 403(b) feature)

•	nonqualified deferred compensation plans

•	nonqualified excess benefit plans

•	nonqualified retirement plans
Traditional and Roth IRAs are not considered employer-sponsored retirement plans, and SIMPLE IRAs, SEP IRAs and SARSEPs are collectively referred to as Business IRAs. Business IRAs that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge.
R Class IRA Accounts established prior to August 1, 2006 may make additional purchases.
Waiver of Minimum Initial Investment Amounts — I Class
A financial intermediary, upon receiving prior approval from American Century Investments, may waive applicable minimum initial investment amounts per shareholder for I Class shares in the following situations:

•
Broker-dealers, banks, trust companies, registered investment advisors and other financial intermediaries may make I Class shares available with no initial investment minimum in fee based advisory programs or accounts where such program or account is traded omnibus by the financial intermediary;

•	Qualified Tuition Programs under Section 529 that have entered into an agreement with the distributor; and

•	Certain other situations deemed appropriate by American Century Investments.

C-1

Appendix D – Explanation of Fixed-Income Securities Ratings
As described in the prospectuses, the funds invest in fixed-income securities. Those investments, however, are subject to certain credit quality restrictions, as noted in the prospectuses and in this statement of additional information. The following are examples of the rating categories referenced in the prospectus disclosure.

Ratings of Corporate Debt Securities
Standard & Poor’s Long-Term Issue Credit Ratings*
Category	Definition
AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB;B; CCC; CC; and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment,and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR
This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. Global Long-Term Rating Scale
Category	Definition
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Fitch Investors Service, Inc. Long-Term Ratings
Category	Definition
AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very High credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB
Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Notes: The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

Standard & Poor’s Corporate Short-Term Note Ratings
Category	Definition
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Global Short-Term Rating Scale
Category	Definition
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Investors Service, Inc. Short-Term Ratings
Category	Definition
F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD
Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Standard & Poor’s Municipal Short-Term Note Ratings
Category	Definition
SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.

Moody’s US Municipal Short-Term Debt Ratings
Category	Definition
MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Demand Obligation Ratings
Category	Definition
VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Appendix E – Proxy Voting Policies
American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of advisory clients, including the American Century family of funds . In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.

A.	General Principles
In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.

B.	Specific Proxy Matters
1.    Routine Matters
a.    Election of Directors

(1)
Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management's director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management's nominees are opposed in a proxy contest, the Advisor will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.

(2)	Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

(3)	Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.

(4)
Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.

(5)
Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

(6)
Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

b.    Ratification of Selection of Auditors
The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.

2.    Compensation Matters
a.    Executive Compensation

(1)
Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

(2)
Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

b.    Equity Based Compensation Plans
The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.
The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.
Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by the Advisor's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.
The Advisor will generally vote against the adoption of plans or plan amendments that:

•	Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see "Anti-Takeover Proposals" below);

•
Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•	Establish restriction periods shorter than three years for restricted stock grants;

•	Do not reasonably associate awards to performance of the company; or

•	Are excessively dilutive to the company.
3.    Anti-Takeover Proposals
In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.
a.    Cumulative Voting
The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.
b.    Staggered Board
If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.
c.    "Blank Check" Preferred Stock
Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.
d.    Elimination of Preemptive Rights
When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.
While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.
e.    Non-targeted Share Repurchase
A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.
f.    Increase in Authorized Common Stock
The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.
g.    "Supermajority" Voting Provisions or Super Voting Share Classes
A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.
h.    "Fair Price" Amendments
This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

i.    Limiting the Right to Call Special Shareholder Meetings.
The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.
j.    Poison Pills or Shareholder Rights Plans
Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.
The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.
The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will - in our view - likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.
k.    Golden Parachutes
Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.
l.    Reincorporation
Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.
The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.
m.    Confidential Voting
Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.
Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.
n.    Opting In or Out of State Takeover Laws
State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.
4.    Transaction Related Proposals
The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.
5.    Other Matters
a.     Proposals Involving Environmental, Social, and Governance (“ESG”) Matters
The Advisor believes that ESG issues can potentially impact an issuer’s long-term financial performance and has developed an analytical framework, as well as a proprietary assessment tool, to integrate risks and opportunities stemming from ESG issues into our investment process. This ESG integration process extends to our proxy voting practices in that our ESG Proxy Team analyzes on a case-by-case basis the financial materiality and potential risks or economic impact of the ESG issues underpinning proxy proposals and makes voting recommendations based thereon for the Advisor’s consideration. The ESG Proxy Team will generally recommend support for well-targeted ESG proposals if it believes that there is a rational linkage between a proposal, its economic impact, and its potential to maximize long-term shareholder value.
Where the economic effect of such proposals is unclear and there is not a specific written client-mandate, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and therefore, the Advisor will generally rely on management’s assessment of the economic effect if the Advisor believes the assessment is not unreasonable.
Shareholders may also introduce proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals may be better addressed outside the corporate arena and, absent a potential economic impact, will generally vote with management’s recommendation. In addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.
b.    Anti-Greenmail Proposals
"Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.
c.    Indemnification
The Advisor will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.
d.    Non-Stock Incentive Plans
Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.
e.    Director Tenure
These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.
f.    Directors’ Stock Options Plans
The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.
g.    Director Share Ownership
The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

h.    Non-U.S. Proxies
The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.

C.	Use of Proxy Advisory Services
The Advisor takes into account information from many different sources, including independent proxy advisory services. However, the decision on how to vote proxies will be made by the Advisor in accordance with these policies and will not be delegated to a proxy advisory service.

D.	Monitoring Potential Conflicts of Interest
Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).
In addition, to avoid any potential conflict of interest that may arise when one American Century fund owns shares of another American Century fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the other American Century funds are the only shareholders), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.
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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.
Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

Notes

Notes

Notes

American Century Investments americancentury.com
Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419385 Kansas City, Missouri 64141-6385 1-800-345-6488

Investment Company Act File No. 811-07820
CL-SAI-91765   1903

PART C OTHER INFORMATION

Item 28. Exhibits

(a)    (1)    Articles of Incorporation of Twentieth Century Capital Portfolios, Inc., dated June 11, 1993 (filed electronically as Exhibit 1a to Post-Effective Amendment No. 5 to the Registration Statement of the Registrant on July 31, 1996, File No. 33-64872, and incorporated herein by reference).

(2)    Articles Supplementary of Twentieth Century Capital Portfolios, Inc., dated April 24, 1995 (filed electronically as Exhibit a2 to Post-Effective Amendment No. 24 to the Registration Statement of the Registrant on October 10, 2002, File No. 33-64872, and incorporated herein by reference).

(3)    Articles Supplementary of Twentieth Century Capital Portfolios, Inc., dated March 11, 1996 (filed electronically as Exhibit 1b to Post-Effective Amendment No. 5 to the Registration Statement of the Registrant on July 31, 1996, File No. 33-64872, and incorporated herein by reference).

(4)    Articles Supplementary of Twentieth Century Capital Portfolios, Inc., dated September 9, 1996 (filed electronically as Exhibit a3 to Post-Effective Amendment No. 15 to the Registration Statement of the Registrant on May 14, 1999, File No. 33-64872, and incorporated herein by reference).

(5)    Articles of Amendment of Twentieth Century Capital Portfolios, Inc., dated December 2, 1996 (filed electronically as Exhibit b1c to Post-Effective Amendment No. 7 to the Registration Statement of the Registrant on March 3, 1997, File No. 33-64872, and incorporated herein by reference).

(6)    Articles Supplementary of American Century Capital Portfolios, Inc., dated December 2, 1996 (filed electronically as Exhibit b1d to Post-Effective Amendment No. 7 to the Registration Statement of the Registrant on March 3, 1997, File No. 33-64872, and incorporated herein by reference).

(7)    Articles Supplementary of American Century Capital Portfolios, Inc., dated April 30, 1997 (filed electronically as Exhibit b1e to Post-Effective Amendment No. 8 to the Registration Statement of the Registrant on May 21, 1997, File No. 33-64872, and incorporated herein by reference).

(8)    Certificate of Correction to Articles Supplementary of American Century Capital Portfolios, Inc., dated May 15, 1997 (filed electronically as Exhibit b1f to Post-Effective Amendment No. 8 to the Registration Statement of the Registrant on May 21, 1997, File No. 33-64872, and incorporated herein by reference).

(9)    Articles of Merger merging RREEF Securities Fund, Inc. with and into American Century Capital Portfolios, Inc., dated June 13, 1997 (filed electronically as Exhibit a8 to Post-Effective Amendment No. 15 to the Registration Statement of the Registrant on May 14, 1999, File No. 33-64872, and incorporated herein by reference).

(10)    Articles Supplementary of American Century Capital Portfolios, Inc., dated December 18, 1997 (filed electronically as Exhibit b1g to Post-Effective Amendment No. 9 to the Registration Statement of the Registrant on February 17, 1998, File No. 33-64872, and incorporated herein by reference).

(11)    Articles Supplementary of American Century Capital Portfolios, Inc., dated June 1, 1998 (filed electronically as Exhibit b1h to Post-Effective Amendment No. 11 to the Registration Statement of the Registrant on June 26, 1998, File No. 33-64872, and incorporated herein by reference).

(12)    Articles Supplementary of American Century Capital Portfolios, Inc., dated January 29, 1999 (filed electronically as Exhibit b1i to Post-Effective Amendment No. 14 to the Registration Statement of the Registrant on December 29, 1998, File No. 33-64872, and incorporated herein by reference).

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(13)    Articles Supplementary of American Century Capital Portfolios, Inc., dated February 16, 1999 (filed electronically as Exhibit a12 to Post-Effective Amendment No. 15 to the Registration Statement of the Registrant on May 14, 1999, File No. 33-64872, and incorporated herein by reference).

(14)    Certificate of Correction to Articles Supplementary of American Century Capital Portfolios, Inc., dated May 12, 1999 (filed electronically as Exhibit a15 to Post-Effective Amendment No. 24 to the Registration Statement of the Registrant on October 10, 2002, File No. 33-64872, and incorporated herein by reference).

(15)    Articles Supplementary of American Century Capital Portfolios, Inc., dated June 2, 1999 (filed electronically as Exhibit a13 to Post-Effective Amendment No. 16 to the Registration Statement of the Registrant on July 29, 1999, File No. 33-64872, and incorporated herein by reference).

(16)    Articles Supplementary of American Century Capital Portfolios, Inc., dated June 8, 2000 (filed electronically as Exhibit a14 to Post-Effective Amendment No. 17 to the Registration Statement of the Registrant on July 28, 2000, File No. 33-64872, and incorporated herein by reference).

(17)    Articles Supplementary of American Century Capital Portfolios, Inc., dated March 5, 2001 (filed electronically as Exhibit a15 to Post-Effective Amendment No. 20 to the Registration Statement of the Registrant on April 20, 2001, File No. 33-64872, and incorporated herein by reference).

(18)    Articles Supplementary of American Century Capital Portfolios, Inc., dated April 4, 2001 (filed electronically as Exhibit a16 to Post-Effective Amendment No. 20 to the Registration Statement of the Registrant on April 20, 2001, File No. 33-64872, and incorporated herein by reference).

(19)    Articles Supplementary of American Century Capital Portfolios, Inc., dated May 21, 2001 (filed electronically as Exhibit a17 to Post-Effective Amendment No. 21 to the Registration Statement of the Registrant on July 30, 2001, File No. 33-64872, and incorporated herein by reference).

(20)    Articles Supplementary of American Century Capital Portfolios, Inc., dated August 23, 2001 (filed electronically as Exhibit a18 to Post-Effective Amendment No. 22 to the Registration Statement of the Registrant on July 30, 2002, File No. 33-64872, and incorporated herein by reference).

(21)    Articles Supplementary of American Century Capital Portfolios, Inc., dated March 6, 2002 (filed electronically as Exhibit a19 to Post-Effective Amendment No. 22 to the Registration Statement of the Registrant on July 30, 2002, File No. 33-64872, and incorporated herein by reference).

(22)    Articles Supplementary of American Century Capital Portfolios, Inc., dated April 4, 2002 (filed electronically as Exhibit a20 to Post-Effective Amendment No. 22 to the Registration Statement of the Registrant on July 30, 2002, File No. 33-64872, and incorporated herein by reference).

(23)    Articles Supplementary of American Century Capital Portfolios, Inc., dated June 14, 2002 (filed electronically as Exhibit a21 to Post-Effective Amendment No. 22 to the Registration Statement of the Registrant on July 30, 2002, File No. 33-64872, and incorporated herein by reference).

(24)    Certificate of Correction to Articles Supplementary of American Century Capital Portfolios, Inc., dated June 17, 2002 (filed electronically as Exhibit a22 to Post-Effective Amendment No. 22 to the Registration Statement of the Registrant on July 30, 2002, File No. 33-64872, and incorporated herein by reference).

(25)    Articles Supplementary of American Century Capital Portfolios, Inc., dated July 12, 2002 (filed electronically as Exhibit a23 to Post-Effective Amendment No. 22 to the Registration Statement of the Registrant on July 30, 2002, File No. 33-64872, and incorporated herein by reference).

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(26)    Articles Supplementary of American Century Capital Portfolios, Inc., dated August 6, 2003 (filed electronically as Exhibit a26 to Post-Effective Amendment No. 28 to the Registration Statement of the Registrant on August 28, 2003, File No. 33-64872, and incorporated herein by reference).

(27)    Articles Supplementary of American Century Capital Portfolios, Inc., dated November 5, 2003 (filed electronically as Exhibit a27 to Post-Effective Amendment No. 30 to the Registration Statement of the Registrant on March 29, 2004, File No. 33-64872, and incorporated herein by reference).

(28)    Articles Supplementary of American Century Capital Portfolios, Inc., dated January 12, 2004 (filed electronically as Exhibit a28 to Post-Effective Amendment No. 30 to the Registration Statement of the Registrant on March 29, 2004, File No. 33-64872, and incorporated herein by reference).

(29)    Articles Supplementary of American Century Capital Portfolios, Inc., dated April 1, 2004 (filed electronically as Exhibit a29 to Post-Effective Amendment No. 31 to the Registration Statement of the Registrant on May 26, 2004, File No. 33-64872, and incorporated herein by reference).

(30)    Articles Supplementary of American Century Capital Portfolios, Inc., dated June 7, 2004 (filed electronically as Exhibit a30 to Post-Effective Amendment No. 32 to the Registration Statement of the Registrant on July 29, 2004, File No. 33-64872, and incorporated herein by reference).

(31)    Articles Supplementary of American Century Capital Portfolios, Inc., dated June 21, 2004 (filed electronically as Exhibit a31 to Post-Effective Amendment No. 32 to the Registration Statement of the Registrant on July 29, 2004, File No. 33-64872, and incorporated herein by reference).

(32)    Articles Supplementary of American Century Capital Portfolios, Inc., dated November 17, 2004 (filed electronically as Exhibit a32 to Post-Effective Amendment No. 41 to the Registration Statement of the Registrant on September 26, 2007, File No. 33-64872, and incorporated herein by reference).

(33)    Articles Supplementary of American Century Capital Portfolios, Inc., dated June 22, 2005 (filed electronically as Exhibit a32 to Post-Effective Amendment No. 34 to the Registration Statement of the Registrant on July 28, 2005, File No. 33-64872, and incorporated herein by reference).

(34)    Articles Supplementary of American Century Capital Portfolios, Inc., dated December 13, 2005 (filed electronically as Exhibit 1(gg) to the Registration Statement on Form N-14 of the Registrant on December 22, 2005, File No. 33-64872, and incorporated herein by reference).

(35)    Articles Supplementary of American Century Capital Portfolios, Inc., dated March 15, 2006 (filed electronically as Exhibit a34 to Post-Effective Amendment No. 37 to the Registration Statement of the Registrant on April 28, 2006, File No. 33-64872, and incorporated herein by reference).

(36)    Articles Supplementary of American Century Capital Portfolios, Inc., dated April 9, 2007 (filed electronically as Exhibit a35 to Post-Effective Amendment No. 39 to the Registration Statement of the Registrant on May 15, 2007, File No. 33-64872, and incorporated herein by reference).

(37)    Articles Supplementary of American Century Capital Portfolios, Inc., dated July 23, 2007 (filed electronically as Exhibit a36 to Post-Effective Amendment No. 40 to the Registration Statement of the Registrant on July 27, 2007, File No. 33-64872, and incorporated herein by reference).

(38)    Certificate of Correction of Articles Supplementary of American Century Capital Portfolios, Inc., dated August 13, 2007 (filed electronically as Exhibit a38 to Post-Effective Amendment No. 41 to the Registration Statement of the Registrant on September 26, 2007, File No. 33-64872, and incorporated herein by reference).

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(39)    Certificate of Correction of Articles Supplementary of American Century Capital Portfolios, Inc., dated August 13, 2007 (filed electronically as Exhibit a39 to Post-Effective Amendment No. 41 to the Registration Statement of the Registrant on September 26, 2007, File No. 33-64872, and incorporated herein by reference).

(40)    Articles of Amendment of American Century Capital Portfolios, Inc., dated August 29, 2007 (filed electronically as Exhibit a40 to Post-Effective Amendment No. 41 to the Registration Statement of the Registrant on September 26, 2007, File No. 33-64872, and incorporated herein by reference).

(41)    Articles Supplementary of American Century Capital Portfolios, Inc., dated September 10, 2007 (filed electronically as Exhibit a41 to Post-Effective Amendment No. 41 to the Registration Statement of the Registrant on September 26, 2007, File No. 33-64872, and incorporated herein by reference).

(42)    Certificate of Correction of Articles Supplementary of American Century Capital Portfolios, Inc., dated September 18, 2007 (filed electronically as Exhibit a42 to Post-Effective Amendment No. 42 to the Registration Statement of the Registrant on July 29, 2008, File No. 33-64872, and incorporated herein by reference).

(43)    Articles of Amendment of American Century Capital Portfolios, Inc., dated November 27, 2007 (filed electronically as Exhibit a43 to Post-Effective Amendment No. 42 to the Registration Statement of the Registrant on July 29, 2008, File No. 33-64872, and incorporated herein by reference).

(44)    Articles Supplementary of American Century Capital Portfolios, Inc., dated November 27, 2007 (filed electronically as Exhibit a44 to Post-Effective Amendment No. 42 to the Registration Statement of the Registrant on July 29, 2008, File No. 33-64872, and incorporated herein by reference).

(45)    Articles Supplementary of American Century Capital Portfolios, Inc., dated March 9, 2009 (filed electronically as Exhibit a45 to Post-Effective Amendment No. 43 to the Registration Statement of the Registrant on May 13, 2009, File No. 33-64872, and incorporated herein by reference).

(46)    Articles Supplementary of American Century Capital Portfolios, Inc., dated September 15, 2009 (filed electronically as Exhibit a46 to Post-Effective Amendment No. 46 to the Registration Statement of the Registrant on July 29, 2010, File No. 33-64872, and incorporated herein by reference).

(47)    Articles of Amendment of American Century Capital Portfolios, Inc., dated February 16, 2010 (filed electronically as Exhibit a47 to Post-Effective Amendment No. 46 to the Registration Statement of the Registrant on July 29, 2010, File No. 33-64872, and incorporated herein by reference).

(48)    Articles of Amendment of American Century Capital Portfolios, Inc., dated June 28, 2010 (filed electronically as Exhibit a48 to Post-Effective Amendment No. 46 to the Registration Statement of the Registrant on July 29, 2010, File No. 33-64872, and incorporated herein by reference).

(49)    Articles of Amendment of American Century Capital Portfolios, Inc., dated January 5, 2011 (filed electronically as Exhibit a49 to Post-Effective Amendment No. 47 to the Registration Statement of the Registrant on January 28, 2011, File No. 33-64872, and incorporated herein by reference).

(50)     Articles of Amendment of American Century Capital Portfolios, Inc., dated September 7, 2011 (filed electronically as Exhibit a50 to Post-Effective Amendment No. 53 to the Registration Statement of the Registrant on October 28, 2011, File No. 33-64872, and incorporated herein by reference).

(51)    Articles of Amendment of American Century Capital Portfolios, Inc., dated May 3, 2013 (filed electronically as Exhibit a51 to Post-Effective Amendment No. 59 to the Registration Statement of the Registrant on July 25, 2013, File No. 33-64872, and incorporated herein by reference).

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(52)    Articles Supplementary of American Century Capital Portfolios, Inc., dated March 7, 2014, (filed electronically as Exhibit a52 to Post-Effective Amendment No. 64 to the Registration Statement of the Registrant on July 29, 2014, File No. 33-64872, and incorporated herein by reference).

(53)    Articles of Amendment of American Century Capital Portfolios, Inc., dated December 9, 2014, (filed electronically as Exhibit a53 to Post-Effective Amendment No. 66 to the Registration Statement of the Registrant on December 10, 2014, File No. 33-64872, and incorporated herein by reference).

(54)    Articles of Amendment of American Century Capital Portfolios, Inc., dated January 7, 2015 (filed electronically as Exhibit a54 to Post-Effective Amendment No. 67 to the Registration Statement of the Registrant on February 3, 2015, File No. 33-64872, and incorporated herein by reference).

(55)    Articles of Amendment of American Century Capital Portfolios, Inc., dated January 27, 2015 (filed electronically as Exhibit a55 to Post-Effective Amendment No. 67 to the Registration Statement of the Registrant on February 3, 2015, File No. 33-64872, and incorporated herein by reference).

(56)    Articles of Amendment of American Century Capital Portfolios, Inc., dated February 2, 2015 (filed electronically as Exhibit a56 to Post-Effective Amendment No. 67 to the Registration Statement of the Registrant on February 3, 2015, File No. 33-64872, and incorporated herein by reference).

(57)    Articles of Amendment of American Century Capital Portfolios, Inc., dated March 31, 2015 (filed electronically as Exhibit a57 to Post-Effective Amendment No. 71 to the Registration Statement of the Registrant on May 7, 2015, File No. 33-64872, and incorporated herein by reference).

(58)    Articles of Amendment of American Century Capital Portfolios, Inc., dated June 11, 2015 (filed electronically as Exhibit a58 to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on July 29, 2015, File No. 33-64872, and incorporated herein by reference).

(59)    Articles of Amendment of American Century Capital Portfolios, Inc., dated June 3, 2015 (filed electronically as Exhibit a59 to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on July 29, 2015, File No. 33-64872, and incorporated herein by reference).

(60)    Articles of Amendment of American Century Capital Portfolios, Inc., dated December 2, 2015(filed electronically as Exhibit a60 to Post-Effective Amendment No. 75 to the Registration Statement of the Registrant on December 29, 2015, File No. 33-64872, and incorporated herein by reference).

(61)    Articles of Amendment of American Century Capital Portfolios, Inc., dated January 12, 2016 (filed electronically as Exhibit a61 to Post-Effective Amendment No. 76 to the Registration Statement of the Registrant on February 26, 2016, File No. 33-64872, and incorporated herein by reference).

(62)    Articles of Amendment of American Century Capital Portfolios, Inc., dated March 3, 2016 (filed electronically as Exhibit a62 to Post-Effective Amendment No. 80 to the Registration Statement of the Registrant on July 28, 2016, File No. 33-64872, and incorporated herein by reference).

(63)    Articles of Amendment of American Century Capital Portfolios, Inc., dated March 14, 2017 (filed electronically as Exhibit a63 to Post-Effective Amendment No. 88 to the Registration Statement of the Registrant on April 7, 2017, File No. 33-64872, and incorporated herein by reference).

(64)    Articles of Amendment of American Century Capital Portfolios, Inc., dated July 5, 2017 (filed electronically as Exhibit a64 to Post-Effective Amendment No. 96 to the Registration Statement of the Registrant on July 28, 2017, File No. 33-64872, and incorporated herein by reference).

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(65)    Articles of Amendment of American Century Capital Portfolios, Inc., dated September 8, 2017 (filed electronically as Exhibit a65 to Post-Effective Amendment No. 98 to the Registration Statement of the Registrant on December 15, 2017, File No. 33-64872, and incorporated herein by reference).

(66)    Articles of Amendment of American Century Capital Portfolios, Inc., dated September 13, 2018 (filed electronically as Exhibit a66 to Post-Effective Amendment No. 105 to the Registration Statement of the Registrant on December 18, 2018, File No. 33-64872, and incorporated herein by reference).

(b)     Amended and Restated By-Laws, dated December 4, 2012 (filed electronically as Exhibit b to Post-Effective Amendment No. 57 to the Registration Statement of the Registrant on February 28, 2013, File No. 33-64872, and incorporated herein by reference).

(c)    Registrant hereby incorporates by reference, as though set forth fully herein, Article Fifth, Article Seventh and Article Eighth of Registrant’s Articles of Incorporation, appearing as Exhibit a1 herein, and Sections 3-11 of Registrant’s Amended and Restated By-Laws, incorporated herein by reference.

(d)    (1)    Restated Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc., effective as of August 1, 2011 (filed electronically as Exhibit d2 to Post-Effective Amendment No. 50 to the Registration Statement of the Registrant on July 29, 2011, File No. 33-64872, and incorporated herein by reference).

(2)     Amendment No. 1 to Restated Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc., effective as of July 26, 2013 (filed electronically as Exhibit d2 to Post-Effective Amendment No. 59 to the Registration Statement of the Registrant on July 25, 2013, File No. 33-64872, and incorporated herein by reference).

(3)     Amendment No. 2 to Restated Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc., effective as of April 10, 2017 (filed electronically as Exhibit d3 to Post-Effective Amendment No. 88 to the Registration Statement of the Registrant on April 7, 2017, File No. 33-64872, and incorporated herein by reference).

(4)     Amendment No. 3 to Restated Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc., effective as of July 31, 2017 (filed electronically as Exhibit d4 to Post-Effective Amendment No. 96 to the Registration Statement of the Registrant on July 28, 2017, File No. 33-64872, and incorporated herein by reference).

(5)    Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc., effective as of April 28, 2011 (filed electronically as Exhibit d4 to Post-Effective Amendment No. 48 to the Registration Statement of the Registrant on April 28, 2011, File No. 33-64872, and incorporated herein by reference).

(6)    Amendment No. 1 to Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc., effective as of October 31, 2011 (filed electronically as Exhibit d4 to Post-Effective Amendment No. 53 to the Registration Statement of the Registrant on October 28, 2011, File No. 33-64872, and incorporated herein by reference).

(7)    Amendment No. 2 to Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc., effective as of July 26, 2013 (filed electronically as Exhibit d5 to Post-Effective Amendment No. 59 to the Registration Statement of the Registrant on July 25, 2013, File No. 33-64872, and incorporated herein by reference).

(8)     Amendment No. 3 to Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc., effective as of March 1, 2015 (filed electronically as Exhibit d6 to Post-Effective Amendment No. 68 to the Registration Statement of the Registrant on February 27, 2015, File No. 33-64872, and incorporated herein by reference).

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(9)    Amendment No. 4 to Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc., effective as of May 1, 2015 (filed electronically as Exhibit d7 to Post-Effective Amendment No. 71 to the Registration Statement of the Registrant on May 7, 2015, File No. 33-64872, and incorporated herein by reference).

(10)    Amendment No. 5 to Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc., effective as of April 10, 2017 (filed electronically as Exhibit d9 to Post-Effective Amendment No. 88 to the Registration Statement of the Registrant on April 7, 2017, File No. 33-64872, and incorporated herein by reference).

(11)    Amendment No. 6 to Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc., effective as of July 31, 2017 (filed electronically as Exhibit d11 to Post-Effective Amendment No. 96 to the Registration Statement of the Registrant on July 28, 2017, File No. 33-64872, and incorporated herein by reference).

(12)    Amendment No. 7 to Management Agreement between American Century Capital Portfolios, Inc. and American Century Investment Management, Inc., effective as of August 1, 2018 (filed electronically as Exhibit d12 to Post-Effective Amendment No. 103 to the Registration Statement of the Registrant on July 27, 2018, File No. 33-64872, and incorporated herein by reference).

(13)    Subadvisory Agreement between American Century Investment Management, Inc. and Perella Weinberg Partners Capital Management LP, effective as of May 5, 2015 (filed electronically as Exhibit d8 to Post-Effective Amendment No. 71 to the Registration Statement of the Registrant on May 7, 2015, File No. 33-64872, and incorporated herein by reference).

(14)    Amendment No. 1 to Subadvisory Agreement between American Century Investment Management, Inc. and Perella Weinberg Partners Capital Management LP, dated September 12, 2017 (filed electronically as Exhibit d14 to Post-Effective Amendment No. 106 to the Registration Statement of the Registrant on February 28, 2019, File No. 33-64872, and incorporated herein by reference).

(15)    Subadvisory Agreement between American Century Investment Management, Inc. and Arrowpoint Asset Management LLC, effective as of March 17, 2015 (filed electronically as Exhibit d9 to Post-Effective Amendment No. 71 to the Registration Statement of the Registrant on May 7, 2015, File No. 33-64872, and incorporated herein by reference).

(16)    Subadvisory Agreement between American Century Investment Management, Inc. and Good Hill Partners LP, effective as of March 13, 2015 (filed electronically as Exhibit d10 to Post-Effective Amendment No. 71 to the Registration Statement of the Registrant on May 7, 2015, File No. 33-64872, and incorporated herein by reference).

(17)    Subadvisory Agreement between American Century Investment Management, Inc. and Timbercreek Asset Management (U.S.) LLC, effective as of July 8, 2016 (filed electronically as Exhibit d15 to Post-Effective Amendment No. 96 to the Registration Statement of the Registrant on July 28, 2017, File No. 33-64872, and incorporated herein by reference).

(18)    Subadvisory Agreement between American Century Investment Management, Inc. and Sankaty Advisors, LP, effective as of May 15, 2015 (filed electronically as Exhibit d14 to Post-Effective Amendment No. 73 to the Registration Statement of the Registrant on July 29, 2015, File No. 33-64872, and incorporated herein by reference).

(19)    Subadvisory Agreement between American Century Investment Management, Inc. and Marathon Asset Management, L.P., effective as of September 18, 2018 (filed electronically as Exhibit d19 to Post-Effective Amendment No. 105 to the Registration Statement of the Registrant on December 18, 2018, File No. 33-64872, and incorporated herein by reference).

(e)    (1)    Amended and Restated Distribution Agreement between American Century Capital Portfolios, Inc. and American Century Investment Services, Inc., effective as of July 31, 2017 (filed electronically as Exhibit e1 to Post-Effective

7

Amendment No. 96 to the Registration Statement of the Registrant on July 28, 2017, File No. 33-64872, and incorporated herein by reference).

(2)    Form of Dealer/Agency Agreement (filed electronically as Exhibit e2 to Post-Effective Amendment No. 75 to the Registration Statement of American Century Government Income Trust on April 7, 2017, File No. 2-99222, and incorporated herein by reference).

(f)    Not applicable.

(g)    (1)    Master Custodian Agreement with State Street Bank and Trust Company, made as of July 29, 2011 (filed electronically as Exhibit g2 to Post-Effective Amendment No. 61 to the Registration Statement of American Century Government Income Trust on July 29, 2011, File No. 2-99222, and incorporated herein by reference).

(2)    Amendment to Master Custodian Agreement with State Street Bank and Trust Company, made as of May 21, 2015 (filed electronically as Exhibit g3 to Post-Effective Amendment No. 57 to the Registration Statement of American Century Target Maturities Trust on January 28, 2016, File No. 002-94608, and incorporated herein by reference).

(3)    Amendment to Master Custodian Agreement with State Street Bank and Trust Company, made as of January 9, 2018 (filed electronically as Exhibit g3 to Pre-Effective Amendment No. 2 to the Registration Statement of American Century ETF Trust on January 8, 2018, File No. 333-221045, and incorporated herein by reference).

(4)    Notice of Additional Portfolios dated October 4, 2011 (filed electronically as Exhibit g3 to Post-Effective Amendment No. 60 to the Registration Statement of American Century Quantitative Equity Funds, Inc. on October 28, 2011, File No. 33-19589, and incorporated herein by reference).

(5)    Notice of Additional Portfolios dated February 17, 2015 (filed electronically as Exhibit g3 to Post-Effective Amendment No. 71 to the Registration Statement of the Registrant on May 7, 2015, File No. 33-64872, and incorporated herein by reference).

(6)    Special Custody and Pledge Agreement with Goldman and Sachs & Co. and State Street Bank and Trust Company, dated as of August 1, 2011 (filed electronically as Exhibit g5 to Post-Effective Amendment No. 60 to the Registration Statement of American Century Quantitative Equity Funds, Inc. on October 28, 2011, File No. 33-19589, and incorporated herein by reference).

(7)     Amendment to Special Custody and Pledge Agreement with Goldman and Sachs & Co. and State Street Bank and Trust Company, dated as of October 31, 2011 (filed electronically as Exhibit g6 to Post-Effective Amendment No. 60 to the Registration Statement of American Century Quantitative Equity Funds, Inc. on October 28, 2011, File No. 33-19589, and incorporated herein by reference).

(h)    Amended and Restated Transfer Agency Agreement between American Century Capital Portfolios, Inc. and American Century Services, LLC, dated August 1, 2007 (filed electronically as Exhibit h1 to Post-Effective Amendment No. 40 to the Registration Statement of the Registrant on July 27, 2007, File No. 33-64872, and incorporated herein by reference).

(i)     Opinion and Consent of Counsel, dated April 7, 2017 (filed electronically as Exhibit i to Post-Effective Amendment No. 88 to the Registration Statement of the Registrant on April 7, 2017, File No. 33-64872, and incorporated herein by reference).

(j)     Consent of Deloitte & Touche LLP, independent registered public accounting firm, dated February 27, 2019, is included herein.

(k)    Not applicable.

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(l)     Not applicable.

(m)    (1)     Amended and Restated Master Distribution and Individual Shareholder Services Plan (A Class) of American Century Capital Portfolios, Inc., effective as of October 31, 2011 (filed electronically as Exhibit m2 to Post-Effective Amendment No. 53 to the Registration Statement of the Registrant on October 28, 2011, File No. 33-64872, and incorporated herein by reference).

(2)     Amendment No. 1 to Amended and Restated Master Distribution and Individual Shareholder Services Plan (A Class) of American Century Capital Portfolios, Inc., effective as of May 1, 2015 (filed electronically as Exhibit m3 to Post-Effective Amendment No. 71 to the Registration Statement of the Registrant on May 7, 2015, File No. 33-64872, and incorporated herein by reference).

(3)     Amended and Restated Master Distribution and Individual Shareholder Services Plan (C Class) of American Century Capital Portfolios, Inc., effective as of October 31, 2011 (filed electronically as Exhibit m3 to Post-Effective Amendment No. 53 to the Registration Statement of the Registrant on October 28, 2011, File No. 33-64872, and incorporated herein by reference).

(4)    Amendment No. 1 to  Amended and Restated Master Distribution and Individual Shareholder Services Plan (C Class) of American Century Capital Portfolios, Inc. effective as of May 1, 2015 (filed electronically as Exhibit m5 to Post-Effective Amendment No. 71 to the Registration Statement of the Registrant on May 7, 2015, File No. 33-64872, and incorporated herein by reference).

(5)     Amended and Restated Master Distribution and Individual Shareholder Services Plan (R Class) of American Century Capital Portfolios, Inc., effective as of October 31, 2011 (filed electronically as Exhibit m4 to Post-Effective Amendment No. 53 to the Registration Statement of the Registrant on October 28, 2011, File No. 33-64872, and incorporated herein by reference).

(6)     Amendment No. 1 to Amended and Restated Master Distribution and Individual Shareholder Services Plan (R Class) of American Century Capital Portfolios, Inc. effective as of May 1, 2015 (filed electronically as Exhibit m7 to Post-Effective Amendment No. 71 to the Registration Statement of the Registrant on May 7, 2015, File No. 33-64872, and incorporated herein by reference).

(n)    Amended and Restated Multiple Class Plan of American Century Capital Portfolios, Inc., effective as of August 1, 2018 (filed electronically as Exhibit n to Post-Effective Amendment No. 103 to the Registration Statement of the Registrant on July 27, 2018, File No. 33-64872, and incorporated herein by reference).

(o)    Reserved.

(p)    (1)     American Century Investments Code of Ethics (filed electronically as Exhibit p1 to Post-Effective Amendment No. 65 to the Registration Statement of American Century California Tax-Free and Municipal Funds on December 28, 2018, File No. 2-82734, and incorporated herein by reference).

(2)    Independent Directors’ Code of Ethics amended March 4, 2000 (filed electronically as Exhibit p2 to Pre-Effective Amendment No. 1 to the Registration Statement of American Century Growth Funds, Inc. on May 30, 2006, File No. 333-132114, and incorporated herein by reference).

(3)    Perella Weinberg Partners Capital Management LP, Code of Ethics (filed electronically as Exhibit p3 to Post-Effective Amendment No. 103 to the Registration Statement of the Registrant on July 27, 2018, File No. 33-64872, and incorporated herein by reference).

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(4)    ArrowMark Colorado Holdings LLC, Code of Ethics (filed electronically as Exhibit p4 to Post-Effective Amendment No. 99 to the Registration Statement of the Registrant on February 27, 2018, File No. 33-64872, and incorporated herein by reference).

(5)    Good Hill Partners LP, Code of Ethics (filed electronically as Exhibit p5 to Post-Effective Amendment No. 99 to the Registration Statement of the Registrant on February 27, 2018, File No. 33-64872, and incorporated herein by reference).

(6)    Timbercreek Asset Management (U.S.) LLC, Code of Ethics (filed electronically as Exhibit p6 to Post-Effective Amendment No. 99 to the Registration Statement of the Registrant on February 27, 2018, File No. 33-64872, and incorporated herein by reference).

(7)    Marathon Asset Management, L.P., Code of Ethics (filed electronically as Exhibit p8 to Post-Effective Amendment No. 105 to the Registration Statement of the Registrant on December 18, 2018, File No. 33-64872, and incorporated herein by reference).

(q)    (1)    Power of Attorney, effective January 1, 2019 (filed electronically as Exhibit q1 to Post-Effective Amendment No. 155 to the Registration Statement of American Century Mutual Funds, Inc. on February 27, 2019, File No. 002-14213, and incorporated herein by reference).

(2)    Secretary’s Certificate, effective January 1, 2019 (filed electronically as Exhibit q2 to Post-Effective Amendment No. 155 to the Registration Statement of American Century Mutual Funds, Inc. on February 27, 2019, File No. 002-14213, and incorporated herein by reference).

Item 29. Persons Controlled by or Under Common Control with Fund

Some of the directors of the Registrant serve, in substantially identical capacities, other registered investment companies in the American Century family of funds. In addition, several of the officers of the Registrant serve as officers for other registered investment companies in the American Century family of funds, each of which has American Century Investment Management, Inc. as its investment advisor. Nonetheless, the Registrant takes the position that it is not under common control with other American Century investment companies because the power residing in the respective boards and officers arises as a result of an official position with the respective investment companies.

Item 30. Indemnification

The Registrant is a Maryland corporation. Section 2-418 of the Maryland General Corporation Law allows a Maryland corporation to indemnify its officers, directors, employees and agents to the extent provided in such statute.

Article Eighth of the Registrant's Articles of Incorporation requires the indemnification of the Registrant's directors and officers to the extent permitted by Section 2-418 of the Maryland General Corporation Law, the Investment Company Act of 1940 and all other applicable laws.

The Registrant has purchased an insurance policy insuring its officers and directors against certain liabilities which such officers and directors may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and directors by way of indemnification against such liabilities, subject in either case to clauses respecting deductibility and participation.

Item 31. Business and Other Connections of Investment Advisor

In addition to serving as the Registrant’s advisor, American Century Investment Management, Inc. (ACIM) provides portfolio management services for other investment companies as well as for other business and institutional clients. Except as listed below, none of the directors or officers of the advisor are or have been engaged in any business, profession, vocation or employment of a substantial nature, other than on behalf of the advisor and its affiliates, within the last two fiscal years.

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Elaine Bourke (Vice President of ACIM). Served as Product Specialist, Credit Suisse Asset Management, 11 Madison Avenue, New York, NY 10010, 2011 to 2017.
Al Polit (Vice President of ACIM). Served as Partner and Senior Portfolio Manager, Lombardia Capital Partners, LLC, 55 South Lake Avenue, Suite 750, Pasadena, CA 91101, 2011 to 2017.
Edward Rosenberg (Vice President of ACIM). Served as Senior Vice President, Flexshares Head of ETF Capital Markets, Northern Trust, 50 South La Salle Street, Chicago, IL 60690, 2012 to 2017.
Jim Shore (Vice President of ACIM). Served as Founding Principal and Portfolio Manager, NorthRoad Capital Management, 530 5th Avenue, Lobby 1, New York, NY 10036, 2002 to 2017.
Guillaume Mascotto (Vice President of ACIM) Served as Vice President, Pacific Investment Management Company, 650 Newport Center Drive, Newport Beach, CA 92660, 2017 and Senior ESG Research Analyst, MSCI Inc., 250 Greenwich Street, New York, NY 10007, 2014 to 2017.
Matt Lewis (Vice President of ACIM). Served as Head, iShares Broker Dealer Execution Services-America, BlackRock, 400 Howard Street, San Francisco, CA 94105, 2012 to 2017
Michael Rode (Vice President of ACIM) Served as Managing Director, SunTrust Robinson Humphrey, 711 5th Avenue, New York, NY 10022, 2015 to 2017
Vidya Rajappa (Vice President of ACIM) Served as Senior Vice President, Alliance Bernstein, 1345 6th Ave, New York, NY 10105, 2001 to 2016
Hitesh Patel (Vice President of ACIM) Served as Senior Member, Alternative Investment Specialist Team, UBS Securities, 1285 Avenue of the Americas New York, NY 10019, 2014 to 2018
Robert Brookby (Vice President of ACIM) Served as Portfolio Manager, Putnam Investments, One Post Office Square, Boston MA 02109, 2008 to 2018
Joyce Huang (Vice President of ACIM) Served as Investment Director, First State Investments, 10 East 53rd Street, New York, NY 10017, 2017-2018 and Senior Investment Strategist, BNY Mellon Investment Management, 225 Liberty Street, New York, NY 10281, 2015-2016
John Zimmerman (Vice President of ACIM) Served as Managing Director, Perella Weinberg Partners, 767 Fifth Avenue, New York, NY 10153, 2010 to 2018
Christopher Chen (Vice President of ACIM) Served as Director and Client Portfolio Manager for Baring Asset Manager, 19/F Edinburgh Tower, 15 Queen’s Road Central, Hong Kong, Hong Kong, 2017 to 2018 and Client Portfolio Manager for Mirae Asset Global Investment, Level 15, Three Pacific Place, 1 Queen’s Road, Hong Kong, Hong Kong, 2015 to 2017.
Richard Adams (Vice President of ACIM) Served as Director - Client Portfolio Manager for Columbia Threadneedle Investments, 78 Cannon Street, London, EC4N 6AG, UK, 2014 to 2018
Charles Tan (Senior Vice President of ACIM) Served as Head of North American Fixed Income, Aberdeen Standard Investments, 1735 Market Street, Philadelphia, PA 19103, 2015 to 2018

The principal address for the advisor is 4500 Main Street, Kansas City, MO 64111.

Perella Weinberg Partners Capital Management LP ("PWP") serves as subadvisor to AC Alternatives Income Fund.  PWP is primarily engaged in the investment management business.  Information about the officers and partners of PWP are included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-67735) and is incorporated herein by reference.

ArrowMark Colorado Holdings LLC ("ArrowMark") serves as subadvisor to AC Alternatives Income Fund.  ArrowMark is primarily engaged in the investment management business.  Information about the officers and members of Arrowpoint are included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-69868) and is incorporated herein by reference.

Good Hill Partners LP ("Good Hill") serves as subadvisor to AC Alternatives Income Fund. Good Hill is primarily engaged in the investment management business.  Information about the officers and partners of Good Hill are included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-70244) and is incorporated herein by reference.

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Timbercreek Investment Management (U.S.), LLC ("Timbercreek") serves as subadvisor to AC Alternatives Income Fund.  Timbercreek is primarily engaged in the investment management business.  Information about the officers and members of Timbercreek are included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-107273) and is incorporated herein by reference.

Marathon Asset Management, L.P. ("Marathon") serves as subadvisor to AC Alternatives Income Fund. Marathon is primarily engaged in the investment management business. Information about the officers and partners of Marathon are included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-61792) and is incorporated herein by reference.

Item 32. Principal Underwriters

I.     (a)     American Century Investment Services, Inc. (ACIS) acts as principal underwriter for the following investment companies:

American Century Asset Allocation Portfolios, Inc.
American Century California Tax-Free and Municipal Funds
American Century Capital Portfolios, Inc.
American Century Government Income Trust
American Century Growth Funds, Inc.
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Mutual Funds, Inc.
American Century Quantitative Equity Funds, Inc.
American Century Strategic Asset Allocations, Inc.
American Century Target Maturities Trust
American Century Variable Portfolios, Inc.
American Century Variable Portfolios II, Inc.
American Century World Mutual Funds, Inc.

ACIS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority. ACIS is located at 4500 Main Street, Kansas City, Missouri 64111. ACIS is a wholly-owned subsidiary of American Century Companies, Inc.

(b)     The following is a list of the directors, executive officers and partners of ACIS as of January 28, 2019:

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant

Joe Schultz	Director, President and Chief Executive Officer	none

Karen Heath-Wade	Director and Senior Vice President	none

Mark Najarian	Director and Senior Vice President	none

Gary P. Kostuke	Senior Vice President	none

Richard T. Luchinsky	Senior Vice President	none

Michael J. Raddie	Senior Vice President	none

Elizabeth A. Young	Chief Privacy Officer, Senior AML Officer and Vice President	none

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Ward D. Stauffer	Secretary	Secretary

Charles A. Etherington	Assistant Secretary and General Counsel	Senior Vice President and General Counsel

Brian L. Brogan	Assistant Secretary	Assistant Vice President and Assistant Secretary

Otis H. Cowan	Assistant Secretary	Assistant Vice President and Assistant Secretary

Janet A. Nash	Assistant Secretary	Assistant Vice President and Assistant Secretary

David H. Reinmiller	Assistant Secretary	Vice President

Robert Allen	Vice President	none

Ryan Ander	Vice President	none

Jennifer L. Barron	Vice President	none

Matthew R. Beck	Vice President	none

Stacey L. Belford	Vice President	none

Michael Bell	Vice President	none

Bradley Bendle	Vice President	none

Stacy Bernstein	Vice President	none

Andrew M. Billingsley	Vice President	none

James D. Blythe	Vice President	none

Don Bonder	Vice President	none

Karyn Bostick	Vice President	none

Booth Boughan	Vice President	none

Scott Boughton	Vice President	non

Emily Brockmeier	Vice President	none

Bruce W. Caldwell	Vice President	none

Justin Chilcote	Vice President	none

Alan D. Chingren	Vice President	none

Donell Chisolm	Vice President	none

Clayton Collins	Vice President	none

Chatten Cowherd	Vice President	none

D. Alan Critchell, Jr.	Vice President	none

Jesse Daniels	Vice President	none

Terry Daugherty	Vice President	none

Mark Davis	Vice President	none

13

Shane Dawe	Vice President	none

Ellen DeNicola	Vice President	none

David P. Donovan	Vice President	none

Gabriel Dorman	Vice President	none

Margaret Dorn	Vice President	none

Ryan C. Dreier	Vice President	none

Devon Drew	Vice President	none

Megan Ekleberry	Vice President	none

Kevin G. Eknaian	Vice President	none

Catherine Ellis	Vice President	none

Sean Ensminger	Vice President	none

Gregg Erdman	Vice President	none

Christopher Van Evans	Vice President	none

Jill A. Farrell	Vice President	none

Nathan Freeman	Vice President	none

Michael C. Galkoski	Vice President	none

Diane Gallagher	Vice President	none

Glenn Godin	Vice President	none

Stephen Gongola	Vice President	none

Wendy Goodyear	Vice President	none

Timothy R. Guay	Vice President	none

Brett G. Hart	Vice President	none

Juliana Hastings	Vice President	none

Tom Horning	Vice President	none

Robert O. Houston	Vice President	none

Terence M. Huddle	Vice President	none

Jennifer Ison	Vice President	none

Christopher T. Jackson	Vice President	none

Michael A. Jackson	Vice President	none

Cindy A. Johnson	Vice President	none

Matthew Kives	Vice President	none

Matthew Kobata	Vice President	none

Joshua Kurtz	Vice President	none

14

Jeffrey Leone	Vice President	none

Dennis Logan	Vice President	none

Franklin Longo	Vice President	none

Brian Mayfield	Vice President	none

Thomas C. McCarthy	Vice President	none

Walter McGhee	Vice President	none

Marek Michejada	Vice President	none

Christopher M. Monachino	Vice President	none

Nate Morris	Vice President	none

Susan M. Morris	Vice President	none

David M. Murphy	Vice President	none

Andrew Nepomuceno	Vice President	none

Kelly A. Ness	Vice President	none

John E. O’Connor	Vice President	none

Brad O’Neill	Vice President	none

Scott Pawlich	Vice President	none

Christy A. Poe	Vice President	none

Nathaniel Proctor	Vice President	none

William Rader	Vice President	none

Cheryl Redline	Vice President and Treasurer	none

Gerald M. Rossi	Vice President	none

Brian Schappert	Vice President	none

Michael Schoonmaker	Vice President	none

Brian Schweisberger	Vice President	none

Matthew Sennet	Vice President	none

Paul Shahrokhi	Vice President	none

Tracey L. Shank	Vice President	none

Amy D. Shelton	Vice President and Chief Compliance Officer	none

Steven Silverman	Vice President	none

Richard Smith	Vice President	none

Debra K. Stalnaker	Vice President	none

Michael T. Sullivan	Vice President	none

Lindsey Thompson	Vice President	none

15

Tina Ussery-Franklin	Vice President	none

Ryan VanSickle	Vice President	none

Sean Walker	Vice President	none

Todd Williams	Vice President	none

Justin Wingate	Vice President	none

John Brereton Young	Vice President	none

* All addresses are 4500 Main Street, Kansas City, Missouri 64111

(c)     Not applicable.

Item 33. Location of Accounts and Records– Not Applicable.

Item 34. Management Services - Not applicable.

Item 35. Undertakings - Not applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement amendment pursuant to Rule 485(b) promulgated under the Securities Act of 1933, as amended, and has duly caused this amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Kansas City, State of Missouri on the 28th day of February 2019.

American Century Capital Portfolios, Inc.
(Registrant)

By: *
Jonathan S. Thomas
President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement amendment has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURES	TITLE	DATE

* _________________________________ Jonathan S. Thomas	President and Director	February 28, 2019

* _________________________________ R. Wes Campbell	Chief Financial Officer and Treasurer	February 28, 2019

* _________________________________ Thomas W. Bunn	Director	February 28, 2019

* _________________________________ Chris H. Cheesman	Director	February 28, 2019

* _________________________________ Barry Fink	Director	February 28, 2019

* _________________________________ Lynn Jenkins	Director	February 28, 2019

* _________________________________ Jan M. Lewis	Director	February 28, 2019

* _________________________________ John R. Whitten	Director	February 28, 2019

* _________________________________ Stephen E. Yates	Chairman of the Board and Director	February 28, 2019

*By: /s/ Evan C. Johnson Evan C. Johnson Attorney in Fact (pursuant to Power of Attorney dated January 1, 2019)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF DOCUMENT

EXHIBIT (j)	Consent of Deloitte & Touche LLP, independent registered public accounting firm, dated February 27, 2019